As filed with the Securities and Exchange Commission on November 30, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2012 – September 30, 2012

ITEM 1. REPORT TO STOCKHOLDERS.

The views in this report were those of Absolute Strategies Fund and Absolute Opportunities Fund’s (each a “Fund” and collectively the “Funds”) adviser as of September 30, 2012, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest rate risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Funds’ principal investment risks, please refer to each Fund’s prospectus.

Beta is a measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund’s returns were explained by the performance of the index (the rest of the performance was independent of the index). Standard deviation indicates the volatility of a fund’s total returns and is useful because it identifies the spread of a fund’s short-term fluctuations. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index or average.

Absolute Opportunities Fund, Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC (“AIA” and “Absolute”) and the respective logos are service marks of AIA; and other marks referred to herein are the trademarks, service marks or registered trademarks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to present the semi-annual report for Absolute Strategies Fund (the “Fund”) for the period ended September 30, 2012.  The Fund continues to perform well during a highly volatile and correlated market environment.  The Fund (Institutional Shares) was up 1.44% over the six months ended September 30 versus 3.42% for the S&P 500 Index (“S&P 500”) and -0.44% for the HFRX Global Hedge Fund Index.  Since inception the Fund has returned 25.94% vs. 35.54% for the S&P 500 and 0.60% for the HFRX Global Hedge Fund Index.

As of September 30, 2012, 1-year, 5-year and since inception (July 27, 2005) annualized performance for the Fund (Institutional Shares) was 2.21%, 2.28% and 3.26%, respectively.  Performance data quoted represents past performance and is no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  For performance current to the most recent month-end, call the Fund at (888) 992-2765.  As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.58% for Institutional Shares.  Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund’s total annual operating expense ration (net) would be 1.73% for Institutional Shares.  Returns included the reinvestments of dividends and capital gains.

Our overall outlook and positioning remains relatively unchanged.  The Fund remains defensively positioned with low net exposure to the overall equity and credit markets.  Our concerns continue to be a debt-driven slowdown in the global economy (largely driven by China, Europe and now India) and the resulting impact on credit and corporate fundamentals.  These concerns are becoming more and more real.

Overall fundamental problems are getting worse, despite recent central bank induced equity market performance.  Corporate earnings and revenue growth have stalled and have turned negative for the first time since the financial crisis.  Countless multi-national American companies in a variety of industries have warned of a global slowdown.  Incredibly, Wall Street’s forward earnings estimates remain quite elevated.  Europe continues to weaken and, other than very short-term ECB influence, the Euro-area debt problems are much worse than they were 12 months ago.  Growth expectations for China, Germany, Japan and India are much lower than they were 12 months ago.  The U.S. continues to grow at a 1-2% rate and the fiscal cliff has not been addressed at all.  The S&P 500 Shiller P/E, which appropriately adjusts for cyclical earnings trends, is currently 22.  This is 38% higher than its long-term average.  Regression to the mean would put the S&P 500 Index near 1000.

While we recognize the desire for the financial industry to wish away such non-positive facts, we are quite amazed by their continued hold and influence on investor behavior that overpays for past performance and reaches for yield. The stock market is thought to be ‘safe’ after it has risen for many weeks and months, while it is considered ‘risky’ after it has declined substantially.  The bigger the rally, the safer the market appears, and the opposite holds true for market declines. This is undeniably irrational.  This cycle of behavior continues to create large gaps between asset prices and fundamentals when approaching both market tops and market bottoms.  Even long-term investors have been drawn into the momentum game.  Recognizing the error in such behavior is not being ‘bearish’; it is thinking in an un-biased, logical and opportunistic way.  We also recognize that investor patience is being tested as the price vs. fundamental gap seems to last much longer than expected. However, the resulting re-pricing of risk usually makes the wait nearly irrelevant.  We remain optimistic about our strategy.  We cannot imagine a better time to stress why we are so different.

The job of most Wall Street professionals (‘strategists’) is to sell their company’s products to the public and to keep the public invested with them.  They are asset gatherers first, asset managers second.  The ranges of their investment decisions vary from slightly underweight to slightly overweight, but never veer too far from the unmanaged benchmark.  Managing risk is a marginal concept and is excused by an allowance to fail comfortably within the peer group.  More recently, these firms are both relying on and encouraging central banks to ‘print money.’

There are money managers and investors who utilize independent, critical thinking and have a desire to protect capital.  This is our role.  Our job requires reason, discipline and intellectual honesty, not spin.   Our job is not to bet that central banks and governments can fix everything, but to recognize that their forecasts and interventions

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ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS

have had very poor results with vast unintended consequences.  Our job is not to sugar-coat, ignore, and hope; it is to understand.

This is what we think we see and understand:

Any logical and reasonable person would attest that recessions are a natural and necessary part of the business and economic cycle in a free-market, capitalist system.  Recessions are ‘corrective’ phases that cleanse the imbalances and return the system to equilibrium so credit and growth trends can be re-established.  Somewhere along the road (particularly over the past 15 years), the word recession has become not just a four-letter word, but has become politically and academically unacceptable.  The political process of avoiding the R-word has evolved into economic central planning by the government and the Federal Reserve.  The ideas have further been encouraged by ivory tower academics, the financial services industry and the media.  By attempting to ‘prevent’ or forestall recessions over the past 15 years through ongoing deficit spending, stimulus, and monetary policy, we have been unable to efficiently cleanse the system.  Not only does this make sustainable growth impossible to re-establish, but the inevitable corrective phase builds to a point where a crisis is unavoidable.  This ongoing fight has reached the point where trillion dollar annual deficits and zero percent interest rates have almost no positive effect on the economy.  In fact, we are likely trapped in an inescapable path with potential negative effects.

It has been at least 15 years since our own economy has grown organically.  European growth has also been artificially driven by unsustainable debt and deficit-driven demand.  Enormous stimulus and investment demand out of China and India now appear to be unsustainable and recession is a real possibility.  Corporate profit margins are well above average due to global deficit spending, extraordinarily weak labor compensation, broad cost cutting, and low interest and tax rates.  Could it be possible that the natural level of economic activity is not at some higher recovery level, but below where we are today?  We continue to worry what the next low tide will reveal.  There’s so much global central bank manipulation that there’s no way of knowing what’s really going on beneath all the artificial demand and stimulus (real or imagined).

Blind faith in a process that has routinely failed is true insanity.  Yet, the Federal Reserve’s punch bowl has become incredibly large at a time when groupthink belief is at epic proportions.  As a reminder, here are a few snapshots from Mr. Bernanke’s history leading up to the last financial crisis (via Grant’s Interest Rate Observer):

Feb. 15, 2006 – “Our expectation is that the decline in activity will be moderate; that house prices will probably continue to rise but not at the same pace that they had been rising” (House prices have declined 31% since Feb 2006).
Mar. 28, 2007 – “At this juncture, however, the impact on the broader economy and financial markets of the problems in the subprime market seems likely to be contained.” (He repeated this belief near the stock market peak).
Jan. 10, 2008 – “The Federal Reserve is not currently forecasting a recession” (one month into the Great Recession).

We have our own questions for the Fed Chairman.  What is the ‘wealth effect’ of housing prices down 30%?  What benefit comes from overpaying for equity prices that have twice caused 50% losses for many investors?  What benefit comes from increasing the prices of things people need and stressing the financial situation for the vast majority of its citizens?  What benefit comes from taking savings rates for its citizens down to zero in an effort to rescue irresponsible banks?  Don’t these policies continue to benefit the 1% at the expense of the 99%? (We find it highly ironic that many left-leaning academics, including a certain Nobel Prize winning economist, favor even more money printing).

One of our equity managers, Robert Mark of St. James Investment Co., very clearly assesses the QE-inspired market environment:

By employing QE3, the Federal Reserve refuses to let real-world evidence get in the way of academic theories, as QE operations provide no permanent fix to the economy.  In fact, we think that the actions of the Federal Reserve mutate the very economy it is trying to improve.

Yet, like Pavlov’s dogs, stock markets responded to the latest announcement of money printing by pushing stocks higher.  …one wonders if value-oriented analysts should simply stop analyzing company fundamentals and just focus on the relentless stream of headlines generated by central banks.  We question just how firm the footing of this central bank-

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ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS

inspired market rally really is.  Previous efforts by the Federal Reserve have merely provided the markets with a temporary sugar rush – stock prices momentarily pushed higher but without an increase in underlying earnings.  Meaning, once the euphoria of the Federal Reserve’s actions wear off, reality will reappear when investors focus once again on the market’s weakening fundamentals….

We find it impossible to imagine how the Federal Reserve will reduce its balance sheet back to its pre-quantitative easing state.  Like a roach motel, QE operations are easy to enter but impossible to exit in a practical manner.  The Federal Reserve has gone ‘all in’ with QE3 on the bet that money printing will not lead to a rise in consumer prices.  Eventually our central bank will face a dilemma: sacrifice the stock and bond markets or risk a complete loss of confidence in our paper-based monetary system.1

It is naïve to believe the Fed can artificially sustain higher asset prices or prevent market losses given their history.

We, along with our Fund’s managers, continue to believe that appropriate financial adjustments have not been made.  The distortions in the pricing of risk are so large that it seems nearly impossible that there won’t be hell to pay.  It appears quite visible to the unbiased eye that we cannot simply extract ourselves from zero percent interest rates and trillion dollar deficits.  There is no way our economy merely shifts gears to some higher growth rate.  Much like the aforementioned Bernanke history, the financial community sits back and ignores it all once again.  This should not come as a surprise.  After all it’s not their money at risk.  And, their fiduciary duty has been assigned to a benchmark.  How can a logical, rational person believe that this will end without significant financial adjustment?

We do not write commentary for the purpose of sounding pessimistic.  The purpose is to stress how we are different and to discuss topics that others in the industry fear mentioning or simply avoid.  The Fund is not positioned to bet that everything will end badly. We take a fairly agnostic and patient approach to the financial markets and do not pretend to be able to forecast their direction.  We are hopeful that the appropriate adjustments will be made.  However, the adjustments, when they come, will not be pain free.  The potential for serious unintended consequences from the actions of global central planners is not immaterial.  The chance of things going badly could result in a permanent loss of capital.  Almost every asset class is correlated and priced for very low expected future returns.  The minimal opportunity cost of protecting capital is nowhere near the potential loss of real wealth.  We believe it would be irresponsible for us to become stuck in groupthink and ignore the probability for negative outcomes.  Real diversification is an absolute must.

We continue to maintain the Fund’s exposures to managers with the flexibility to handle a variety of outcomes.  We look at the portfolio as one large, liquid option that can adjust at almost any time and any price to potential opportunities.  Waiting patiently may not be exciting, but we do not lose sleep over it either.  Vanity holds no influence in investing.  We would rather compound wealth tediously than puff out our chests when we gain back that which was lost.

Thank you for your investment in the Fund.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

__________________________________________________________________________
1 (St. James Investment Company, Investment Adviser’s Letter, October 15, 2012)

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ABSOLUTE OPPORTUNITIES FUND
A MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to present the semi-annual report for Absolute Opportunities Fund (the “Fund”) for the period ended September 30, 2012.  For new investors, the Fund was created as a complement to the Absolute Strategies Fund to capture a variety of investment opportunities and market inefficiencies. The Fund currently utilizes five managers with highly flexible investment strategies and thus, is intended to have a more concentrated, idiosyncratic risk profile as compared to the Strategies Fund.  Many of the investment positions are catalyst or event driven.  As such, the Fund is not intended to perform in line with other asset classes and it may not have return or risk drivers that correlate strongly with moves in the equity and bond markets.

The Fund returned -0.35% over the six months ended September 30, 2012, versus 3.42% for the S&P 500 Index (“S&P 500”) and -0.44% for the HFRX Global Hedge Fund Index.  Since inception (October 21, 2008), the Fund was up 29.47% vs. 64.74% for the S&P 500 and 3.93% for the HFRX Global Hedge Fund Index.  The Fund has achieved this performance without taking on significant market risks while having low net exposure to broader equity and credit markets.  The Fund’s volatility has been roughly one-fourth that of the S&P 500 and the Fund’s beta has been 0.14, (beta measures the Fund’s sensitivity to the S&P 500).

As of September 30, 2012, 1-year and since inception annualized performance for the Fund was 1.13% and 6.77%, respectively.  Performance data quoted represents past performance and is no guarantee of future results.  Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  For performance current to the most recent month-end, call the Fund at (888) 992-2765.  As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.58%.  Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund’s total annual operating expense ratio (net) would be 2.97%.  However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 2.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), which is in effect until July 31, 2013.  Returns include the reinvestments of dividends and capital gains.

We discussed in our more recent letters that the Fund’s positioning has been altered because much of the gains from previous ideas had played out.  Additionally, the latest overall market cycle may have reached its limits. Europe has struggled to implement any enduring solution, global growth has slowed dramatically, and many large multi-national companies have provided disappointing earnings outlooks.  While the macro environment remains quite uncertain, our Fund’s managers are finding attractive special situation opportunities on the long side – typically in instances where the equity markets and credit markets are valuing companies incompatibly. Finding these opportunities requires a concentrated, idiosyncratic approach that does not depend on broader market movements.  To quote one of our managers: “we have mostly kept our noses to the ground trying to find cheap stocks and bonds involved in more narrowly defined circumstances that we have some hope of mastering.”

Despite overall market indices that are priced for limited upside, there are many individual securities that have sold off dramatically and have lost interest of the momentum and indexing crowd.  Many of these securities are complex and have volatile share price movements, but are now attractively valued. Momentum investors appear to be confusing cyclicality with both sustainable growth and deceleration.  Investor fickleness can set up isolated liquidity vacuums in individual securities that our managers can capitalize on.  As an example, a company’s share price volatility can seem incompatible not only with steady sequential improvement in company revenues, margins, and cash generation, but also the decreased volatility of cash flows and meaningful improvement in credit quality.
The Fund’s managers are also finding attractively valued companies with tightly defined structural events not tied to the broader economic or market environment.  These tend to be higher quality companies with shareholder focused management teams and/or companies with ‘hidden assets’ or other balance sheet opportunities.  One manager describes a few newer equity positions as an attempt “to own assets substantially below private market value or even growing businesses at prices that only approximate intrinsic value if the future is truly apocalyptic.  Regardless of the short-term direction of the market, these stocks are bargains.”

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ABSOLUTE OPPORTUNITIES FUND
A MESSAGE TO OUR SHAREHOLDERS

On the other hand, the markets appear mesmerized by past operational turnarounds and income/revenue rebounds even though margins for most companies have peaked.  Given the sharp slowdown in the global economy, continuing this trend of increased efficiency and margin expansion will be far more difficult.  Weak companies with deteriorating or decelerating fundamentals make up most of the Fund’s individual equity short positions.  The Fund holds additional hedges in international equity indices and Euro currency.

The bulk of the Fund’s more opportunistic short positions continue to be in single-name credit and debt instruments.  Many of these positions are not directly correlated to equities, but are quite sensitive to a slowdown in the global economy.  These positions have been hit with gusty headwinds over the past year as investors have continued to pour money into ‘unmanaged’ bond funds and ETFs based on short-term performance and a perception of ‘safety.’  This has caused some performance drag. However, we believe the ultimate mispricing of these securities will be largely event-driven and are designed to offer asymmetric payoffs.  Most investment grade debt instruments offer almost no reward long term, yet many could experience significant spread widening based on individual credit risk and weakening fundamentals.  Given that overall corporate top-line revenue growth is non-existent and profit growth has turned negative, operating margins are now under pressure.  The Fund has a sizable allocation to concentrated short exposure in the corporate debt of companies in retailing, transportation and leisure; industries where both margins and price pressure could become intense.

The recent change in momentum in the financial markets and a very uncertain future for traditional asset classes is likely to provide an interesting environment for our Fund. The Fund should be positioned well in an environment of inflection – during which a rising tide could stop lifting all boats and greater discrimination would ensue.  While not to beat a dead horse, historically those inflections are inevitable and we may be entering such a phase.  We feel this could be a great time to be initiating or adding to shareholder positions, especially for those seeking to diversify portfolios away from asset classes that are highly correlated and sensitive to the financial markets.  As a reminder, the Fund is designed for patient, disciplined investors who seek performance over a full market cycle.

Thank you for your investment in the Fund.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

                                          5                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2012

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), Barclays Capital U.S. Aggregate Bond Index ("Barclays Index") and the HFRX Global Hedge Fund Index ("HFRX"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

                                          6                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2012

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.28% and 2.66%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratios would be 1.73% and 2.11% for Institutional Shares and R Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

                                          7                                        ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2012

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in Absolute Opportunities Fund (the “Fund”) compared with the performance of the benchmark, the S&P 500 Index ("S&P 500") and the HFRX Global Hedge Fund Index ("HFRX"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 3.43%. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratio would be 3.00%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 2.95% (excluding all interest, taxes, portfolio transaction expenses, dividends and interest on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), which is in effect until July 31, 2012. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

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ABSOLUTE STRATEGIES FUND
PORTFOLIO HOLDINGS SUMMARY
SEPTEMBER 30, 2012

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	40.9%
Asset Backed Obligations	5.9%
Corporate Convertible Bonds	16.5%
Corporate Non-Convertible Bonds	2.2%
Exchange Traded Note	0.0%
Foreign Government Bond	0.0%
Interest Only Bonds	0.1%
Municipal Bonds	0.2%
Syndicated Loans	0.1%
U.S. Government & Agency Obligations	2.3%
Rights	0.0%
Investment Companies	8.5%
Short-Term Investments	0.1%
Purchased Options	1.2%
Short Positions
Common Stock	-34.7%
Investment Companies	-1.6%
Written Options	-0.5%
Other Assets & Liabilities, Net*	58.8%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 37.8% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	22.2%	20.0%
Consumer Staples	15.3%	5.8%
Energy	6.0%	4.9%
Financial	18.0%	22.1%
Healthcare	11.7%	7.1%
Industrial	4.9%	17.8%
Information Technology	10.5%	12.1%
Materials	3.1%	4.7%
Telecommunication Services	6.6%	4.9%
Utilities	1.7%	0.6%
	100.0%	100.0%

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ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Shares	Security Description	Value

Long Positions - 78.0%
Equity Securities - 40.9%
Common Stock - 38.8%
Consumer Discretionary - 8.9%
69,600	Aaron's, Inc. (a)	$1,935,576
3,697	Amazon.com, Inc. (b)(c)(d)	940,221
94,200	ANN, Inc. (a)(b)	3,554,166
208,700	Apollo Group, Inc., Class A (a)(b)	6,062,735
72,600	Arctic Cat, Inc. (a)(b)	3,009,996
14,000	AutoNation, Inc. (b)	611,380
18,880	Beacon Roofing Supply, Inc. (b)	538,080
296,500	Bed Bath & Beyond, Inc. (a)(b)(c)(d)	18,679,500
107,800	Best Buy Co., Inc. (a)	1,853,082
44,092	Biglari Holdings, Inc. (a)(b)	16,096,226
40,000	Brinker International, Inc. (a)	1,412,000
167,094	Callaway Golf Co.	1,025,957
109,000	Capella Education Co. (a)(b)	3,821,540
550,200	CarMax, Inc. (a)(b)(c)(d)	15,570,660
55,700	Cash America International, Inc. (a)	2,148,349
53,700	Chico's FAS, Inc. (a)	972,507
26,700	Coach, Inc. (a)(d)	1,495,734
41,900	Copart, Inc. (a)(b)	1,161,887
1,980	Costco Wholesale Corp.	198,248
166,200	CTC Media, Inc. (a)	1,514,082
638,936	CVS Caremark Corp. (a)	30,937,281
85,100	DIRECTV (a)(b)	4,464,346
38,000	DISH Network Corp., Class A (a)	1,163,180
26,000	Dollar Tree, Inc. (a)(b)	1,255,150
8,884	DR Horton, Inc.	183,366
6,800	Dunkin' Brands Group, Inc.	198,526
24,593	eBay, Inc. (b)	1,190,547
81,100	Equifax, Inc. (a)	3,777,638
5,600	Five Below, Inc. (b)	218,848
25,168	Ford Motor Co.	248,156
74,300	Francesca's Holdings Corp. (a)(b)	2,283,239
33,000	Gartner, Inc. (a)(b)	1,520,970
26,097	Google, Inc., Class A (a)(b)(c)	19,690,187
423,200	H&R Block, Inc. (a)	7,334,056
26,599	Hertz Global Holdings, Inc. (b)	365,204
63,900	IAC/InterActiveCorp. (a)	3,326,634
152,800	Interval Leisure Group, Inc. (a)	2,892,504
27,000	Jarden Corp. (a)	1,426,680
68,500	Kirkland's, Inc. (a)(b)	680,205
317,485	Kohl's Corp. (a)(c)(d)	16,261,582
5,317	Lennar Corp., Class A	184,872
241,800	Liberty Media Corp. - Interactive, Class A (b)	4,473,300
10,000	Liberty Ventures (b)	496,400
12,200	Lions Gate Entertainment Corp. (b)	186,294
6,200	Lithia Motors, Inc., Class A	206,522
72,000	LKQ Corp. (a)(b)	1,332,000
728,900	Lowe's Cos., Inc. (a)(c)(d)	22,041,936
Shares	Security Description	Value
33,550	Ltd. Brands, Inc. (a)	$1,652,673
24,550	Lululemon Athletica, Inc. (a)(b)	1,815,227
15,100	Macy's, Inc.	568,062
42,400	Mattel, Inc. (a)	1,504,352
162,000	Meritor, Inc. (a)(b)	686,880
10,445	Michael Kors Holdings, Ltd. (b)	555,465
8,171	Mohawk Industries, Inc. (b)	653,843
118,400	Newell Rubbermaid, Inc. (a)	2,260,256
55,700	Oshkosh Corp. (a)(b)	1,527,851
32,000	Oxford Industries, Inc. (a)	1,806,400
2,300	Panera Bread Co., Class A (b)	393,047
83,300	Papa John's International, Inc. (a)(b)	4,449,053
329,500	PetMed Express, Inc. (a)	3,308,180
18,500	PetSmart, Inc. (a)	1,276,130
17,500	Polaris Industries, Inc. (a)	1,415,225
15	priceline.com, Inc. (b)	9,281
12,500	Pulte Group, Inc. (b)	193,750
25,000	Reynolds American, Inc. (a)	1,083,500
364,400	Robert Half International, Inc. (a)	9,703,972
133,550	Rollins, Inc. (a)	3,123,735
44,700	Royal Caribbean Cruises, Ltd. (c)	1,350,387
23,915	Sears Holdings Corp. (b)	1,327,043
82,000	Service Corp. International (a)	1,103,720
43,075	Sonic Automotive, Inc., Class A (a)	817,564
97,900	Stage Stores, Inc. (a)	2,061,774
57,565	Standard Pacific Corp. (b)	389,139
342,650	Target Corp. (a)(c)(d)	21,747,995
80,300	Texas Roadhouse, Inc. (a)	1,373,130
45,000	The Cheesecake Factory, Inc. (a)	1,608,750
111,400	The Corporate Executive Board Co. (a)	5,974,382
110,100	The Gap, Inc. (a)	3,939,378
15,195	The Home Depot, Inc.	917,322
282,600	The Interpublic Group of Cos., Inc. (a)	3,142,512
6,450	The Ryland Group, Inc.	193,500
85,000	The Toro Co. (a)	3,381,300
192,562	The Walt Disney Co. (a)(c)(d)	10,067,141
29,900	TJX Cos., Inc. (a)	1,339,221
189,500	Total System Services, Inc. (a)	4,491,150
160,000	Toyota Industries Corp., ADR	4,493,568
13,950	Under Armour, Inc., Class A (b)	778,829
43,300	Urban Outfitters, Inc. (a)(b)	1,626,348
413,000	Viacom, Inc., Class B	22,132,670
46,000	WABCO Holdings, Inc. (a)(b)	2,652,820
373,200	Walgreen Co. (a)(c)(d)	13,599,408
230,300	Wal-Mart Stores, Inc. (a)(c)(d)	16,996,140
270,200	Websense, Inc. (a)(b)	4,228,630
7,500	WW Grainger, Inc. (a)	1,562,775
80,500	Wyndham Worldwide Corp. (a)	4,224,640
		386,449,667
Consumer Staples - 6.1%
10,620	Align Technology, Inc. (b)	392,621
101,900	Amedisys, Inc. (a)(b)	1,407,239

See Notes to Financial Statements.                                10                                       ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Shares	Security Description	Value
33,600	Arbitron, Inc. (a)	$1,273,440
400,000	Avon Products, Inc.	6,380,000
448,000	Campbell Soup Co. (a)	15,599,360
80,000	CoreLogic, Inc. (a)(b)	2,122,400
31,900	Cyberonics, Inc. (a)(b)	1,672,198
1,900	DaVita, Inc. (b)	196,859
101,600	Dean Foods Co. (a)(b)	1,661,160
61,000	Deluxe Corp. (a)	1,864,160
37,600	DENTSPLY International, Inc. (a)	1,434,064
85,100	Emergent Biosolutions, Inc. (a)(b)	1,209,271
6,210	Express Scripts Holding Co. (b)	389,181
32,200	FleetCor Technologies, Inc. (a)(b)	1,442,560
53,300	Flowers Foods, Inc. (a)	1,075,594
89,300	HCA Holdings, Inc. (a)	2,969,225
9,150	Lorillard, Inc. (a)	1,065,518
375,000	Molson Coors Brewing Co., Class B	16,893,750
17,000	Monster Beverage Corp. (a)(b)	920,720
8,391	Natural Grocers by Vitamin Cottage, Inc. (b)	187,287
113,200	Natus Medical, Inc. (a)(b)	1,479,524
556,000	PepsiCo, Inc. (a)	39,348,120
44,000	ResMed, Inc. (a)	1,780,680
234,300	Sun Healthcare Group, Inc. (a)(b)	1,983,349
1,438,000	Sysco Corp.	44,966,260
148,500	The Clorox Co. (a)	10,699,425
360,000	The Coca-Cola Co. (c)(d)	13,654,800
18,500	The Estee Lauder Cos., Inc., Class A (a)	1,139,045
10,260	The Fresh Market, Inc. (b)	615,395
15,600	The Hershey Co. (a)	1,105,884
1,015,000	The Procter & Gamble Co. (a)(c)	70,400,400
700,000	The Western Union Co.	12,754,000
24,600	Tupperware Brands Corp. (a)	1,318,314
23,000	WellCare Health Plans, Inc. (a)(b)	1,300,650
25,930	Whole Foods Market, Inc. (a)	2,525,582
		265,228,035
Energy - 2.1%
16,774	Bonanza Creek Energy, Inc. (b)	395,195
4,193	Cheniere Energy Partners LP	95,894
62,800	Cobalt International Energy, Inc. (a)(b)	1,398,556
266,200	ConocoPhillips (a)	15,221,316
47,500	Dresser-Rand Group, Inc. (a)(b)	2,617,725
83,873	EXCO Resources, Inc.	671,823
45,500	Exxon Mobil Corp. (a)	4,160,975
229,500	Gran Tierra Energy, Inc. (a)(b)	1,186,515
47,600	Gulf Island Fabrication, Inc. (a)	1,326,612
79,300	Helix Energy Solutions Group, Inc. (a)(b)	1,448,811
30,800	Hess Corp. (a)	1,654,576
73,600	Marathon Oil Corp. (a)	2,176,352
78,900	Marathon Petroleum Corp. (a)	4,307,151
142,100	Matrix Service Co. (a)(b)	1,501,997
77,600	Murphy Oil Corp. (a)	4,166,344

Shares	Security Description	Value
31,800	Oceaneering International, Inc. (a)	$1,756,950
157,000	Patterson-UTI Energy, Inc. (a)	2,486,880
18,100	Phillips 66 (a)	839,297
102,700	RPC, Inc. (a)	1,221,103
23,800	SEACOR Holdings, Inc. (a)(b)	1,983,968
275,000	Spectra Energy Corp.	8,074,000
26,400	Sunoco, Inc. (a)	1,236,312
78,200	Tesoro Corp. (a)	3,276,580
37,500	The Williams Cos., Inc. (a)	1,311,375
325,000	Total SA, ADR	16,282,500
53,100	Unit Corp. (a)(b)	2,203,650
294,300	Vaalco Energy, Inc. (a)(b)	2,516,265
125,200	Valero Energy Corp. (a)	3,966,336
49,600	Western Refining, Inc. (a)	1,298,528
		90,783,586
Financial - 6.5%
13,600	Affiliated Managers Group, Inc. (a)(b)	1,672,800
284,500	American Express Co. (a)(c)	16,176,670
54,171	American International Group, Inc. (b)	1,776,267
18,000	American Tower Corp. REIT (a)	1,285,020
63,100	AON PLC (a)	3,299,499
57,250	Apartment Investment & Management Co., Class A REIT (a)	1,487,927
165,900	Banco Latinoamericano de Comerico Exterior SA, Class E (a)	3,664,731
447,000	Bancorp, Inc. (b)	4,590,690
1,580,000	Bank of America Corp. (c)(d)	13,951,400
144	Berkshire Hathaway, Inc., Class A (a)(b)	19,108,800
289,860	Berkshire Hathaway, Inc., Class B (a)(b)(d)	25,565,652
19,363	Capital One Financial Corp.	1,103,885
185,200	CapitalSource, Inc. (a)	1,403,816
102,100	Capitol Federal Financial, Inc. (a)	1,221,116
125,100	CBOE Holdings, Inc. (a)	3,680,442
114,850	Comerica, Inc. (a)	3,566,092
58,400	Commerce Bancshares, Inc. (a)	2,355,272
53,506	Discover Financial Services	2,125,793
34,800	Erie Indemnity Co., Class A (a)	2,236,596
470	Fairfax Financial Holdings, Ltd.	181,810
113,400	Fifth Third Bancorp (a)	1,758,834
5,400	First Citizens BancShares, Inc., Class A (a)	879,660
83,100	FirstMerit Corp. (a)	1,224,063
108,330	Franklin Resources, Inc. (a)(c)	13,548,833
553,100	Huntington Bancshares, Inc. (a)	3,816,390
77,350	International Bancshares Corp. (a)	1,473,518
474,400	KeyCorp (a)	4,146,256
91,600	Lender Processing Services, Inc. (a)	2,554,724
75,000	Lincoln National Corp. (a)	1,814,250
39,800	LPL Financial Holdings, Inc. (a)	1,135,892
21,400	Markel Corp. (b)	9,811,686
36,100	Marsh & McLennan Cos., Inc. (a)	1,224,873

 See Notes to Financial Statements.                             11                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Shares	Security Description	Value
127,600	Montpelier Re Holdings, Ltd. (a)	$2,823,788
65,500	Moody's Corp. (a)	2,893,135
42,100	National Health Investors, Inc. REIT (a)	2,165,624
7,360	Nationstar Mortgage Holdings, Inc. (b)	244,205
262,100	Net 1 UEPS Technologies, Inc. (a)(b)	2,372,005
156,800	Netspend Holdings, Inc. (a)(b)	1,541,344
162,100	Oritani Financial Corp. (a)	2,439,605
350,000	Paychex, Inc.	11,651,500
650,000	People's United Financial, Inc.	7,891,000
11,800	Public Storage REIT (a)	1,642,206
21,600	Rayonier, Inc. REIT (a)	1,058,616
24,600	Regency Centers Corp. REIT (a)	1,198,758
113,255	Regions Financial Corp.	816,569
18,700	RenaissanceRe Holdings, Ltd. (a)	1,440,648
200,000	Resource America, Inc., Class A	1,368,000
102,422	SunTrust Banks, Inc. (a)	2,895,470
42,000	T. Rowe Price Group, Inc. (a)	2,658,600
587,600	The Bank of New York Mellon Corp. (a)(c)(d)	13,291,512
91,800	The Goldman Sachs Group, Inc. (a)(c)	10,435,824
25,600	The Macerich Co. REIT (a)	1,465,088
72,500	The Travelers Cos., Inc. (a)	4,948,850
17,000	U.S. Bancorp	583,100
22,000	Ventas, Inc. REIT (a)	1,369,500
3,040	Visa, Inc., Class A	408,211
104,700	Washington Federal, Inc. (a)	1,746,396
938,207	Wells Fargo & Co. (a)(c)	32,396,288
300,000	WR Berkley Corp.	11,247,000
		278,836,099
Healthcare - 4.6%
47,900	Abbott Laboratories (a)(c)	3,284,024
123,950	Aetna, Inc. (a)	4,908,420
10,000	Alexion Pharmaceuticals, Inc. (a)(b)	1,144,000
119,900	AMAG Pharmaceuticals, Inc. (a)(b)	2,127,026
45,500	AmerisourceBergen Corp. (a)	1,761,305
4,700	Amgen, Inc.	396,304
388,150	Becton Dickinson and Co. (a)	30,493,064
11,490	Biogen Idec, Inc. (a)(b)	1,714,653
319,200	Boston Scientific Corp. (a)(b)	1,832,208
85,200	Charles River Laboratories International, Inc. (a)(b)	3,373,920
106,000	Community Health Systems, Inc. (a)(b)	3,088,840
26,750	Covidien PLC (a)	1,589,485
172,000	CR Bard, Inc. (a)	17,999,800
119,600	Gentiva Health Services, Inc. (a)(b)	1,353,872
16,000	Henry Schein, Inc. (a)(b)	1,268,320
58,200	Hill-Rom Holdings, Inc. (a)	1,691,292
14,100	IDEXX Laboratories, Inc. (a)(b)	1,400,835
438,600	Johnson & Johnson (a)(c)	30,223,926
75,600	Magellan Health Services, Inc. (a)(b)	3,901,716
45,000	Medifast, Inc. (a)(b)	1,176,750
300,000	Medtronic, Inc.	12,936,000

Shares	Security Description	Value
86,800	Myriad Genetics, Inc. (a)(b)	$2,342,732
375,000	Novartis AG, ADR	22,972,500
35,600	Patterson Cos., Inc. (a)	1,218,944
324,700	PDL BioPharma, Inc. (a)	2,496,943
500,000	Pfizer, Inc.	12,425,000
95,600	Quest Diagnostics, Inc. (a)(c)	6,063,908
145,000	Stryker Corp.	8,070,700
242,400	Tenet Healthcare Corp. (a)(b)	1,519,848
65,400	Thoratec Corp. (a)(b)	2,262,840
73,500	Triple-S Management Corp., Class B (a)(b)	1,536,150
39,000	UnitedHealth Group, Inc. (a)	2,160,990
116,700	Warner Chilcott PLC, Class A (a)	1,575,450
101,000	WellPoint, Inc. (a)	5,859,010
		198,170,775
Industrial - 1.9%
37,900	Alliant Techsystems, Inc. (a)	1,899,169
18,000	B/E Aerospace, Inc. (a)(b)	757,800
21,200	Carlisle Cos., Inc. (a)	1,100,704
307,851	Cemex SAB de CV, ADR (a)(b)	2,564,399
56,900	Chicago Bridge & Iron Co. NV (a)	2,167,321
17,200	Cooper Industries PLC (a)	1,291,032
15,000	Copa Holdings SA (a)	1,219,050
254,000	Expeditors International of Washington, Inc. (d)	9,235,440
38,400	Exponent, Inc. (a)(b)	2,192,256
28,600	Fluor Corp. (a)	1,609,608
7,720	Fortune Brands Home & Security, Inc. (b)	208,517
20,968	General Electric Co.	476,183
27,450	Graco, Inc. (a)	1,380,186
19,750	Hubbell, Inc., Class B (a)	1,594,615
30,500	Huntington Ingalls Industries, Inc. (a)(b)	1,282,525
20,970	Ingersoll-Rand PLC	939,875
28,500	JB Hunt Transport Services, Inc. (a)	1,483,140
347	Kansas City Southern (a)	26,296
64,900	Lennox International, Inc. (a)	3,138,564
75,000	Masco Corp. (a)	1,128,750
38,700	Mine Safety Appliances Co. (a)	1,442,349
23,000	Northrop Grumman Corp. (a)	1,527,890
100,300	Packaging Corp. of America (a)	3,640,890
106,500	Progressive Waste Solutions, Ltd. (a)	2,190,705
23,000	Raytheon Co. (a)	1,314,680
105,700	Resources Connection, Inc. (a)	1,385,727
35,768	Rock-Tenn Co., Class A (a)	2,581,734
232,400	SAIC, Inc. (a)	2,798,096
133,366	Smith & Wesson Holding Corp. (a)(b)	1,468,360
28,900	Tech Data Corp. (a)(b)	1,309,170
24,658	Terex Corp. (b)	556,778
49,800	Textron, Inc. (a)	1,303,266
164,800	The Boeing Co. (a)(c)(d)	11,473,376

 See Notes to Financial Statements.                             12                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Shares	Security Description	Value
98,050	United Parcel Service, Inc., Class B (a)(c)	$7,017,438
44,600	URS Corp. (a)	1,574,826
540	USG Corp. (a)(b)	11,853
9,400	Valmont Industries, Inc. (a)	1,236,100
175,000	Xylem, Inc.	4,401,250
		82,929,918
Information Technology - 4.2%

274,300	Accenture PLC, Class A (a)(c)(d)	19,209,229
111,400	Activision Blizzard, Inc. (a)	1,256,592
244,100	Actuate Corp. (a)(b)	1,716,023
9,200	Alliance Data Systems Corp. (a)(b)	1,305,940
95,800	Amtech Systems, Inc. (a)(b)	314,224
45,495	Apple, Inc. (a)(c)(d)	30,356,994
233,400	Automatic Data Processing, Inc. (a)	13,691,244
34,100	Avago Technologies, Ltd. (a)	1,188,897
40,600	BMC Software, Inc. (a)(b)	1,684,494
120,200	CA, Inc. (a)	3,096,953
70,700	CACI International, Inc., Class A (a)(b)	3,661,553
85,000	Cadence Design Systems, Inc. (a)(b)	1,093,525
40,957	CareView Communications, Inc. (b)	42,595
2,600	Citrix Systems, Inc. (b)	199,082
53,200	Computer Sciences Corp. (a)	1,713,572
340,000	Corning, Inc.	4,471,000
66,000	CSG Systems International, Inc. (a)(b)	1,484,340
30,000	Diebold, Inc. (a)	1,011,300
29,150	DST Systems, Inc. (a)	1,648,724
99,400	Ebix, Inc. (a)	2,346,834
102,400	Electronic Arts, Inc. (a)(b)	1,299,456
44,556	EMC Corp. (b)	1,215,042
40,100	Fair Isaac Corp. (a)	1,774,826
29,300	Harris Corp. (a)	1,500,746
310,000	Hewlett-Packard Co.	5,288,600
8,408	International Business Machines Corp.	1,744,240
87,800	Intuit, Inc. (a)	5,169,664
50,000	j2 Global, Inc. (a)	1,641,000
25,700	KLA-Tencor Corp. (a)	1,226,018
125,300	Kulicke & Soffa Industries, Inc. (a)(b)	1,303,120
361,700	LSI Corp. (a)(b)	2,499,347
24,200	MICROS Systems, Inc. (a)(b)	1,188,704
1,325,000	Microsoft Corp.	39,458,500
258,400	MIPS Technologies, Inc. (a)(b)	1,909,576
52,400	NCR Corp. (a)(b)	1,221,444
8,500	ON Semiconductor Corp. (b)	52,445
5,100	Photronics, Inc. (b)	27,387
32,000	QUALCOMM, Inc. (a)	1,999,680
28,000	Red Hat, Inc. (a)(b)	1,594,320
500,000	Research In Motion, Ltd. (b)	3,750,000
46,000	Silicon Laboratories, Inc. (a)(b)	1,690,960
144,400	Symantec Corp. (a)(b)	2,599,200
5,110	Teradata Corp. (b)	385,345

Shares	Security Description	Value
8,388	The KEYW Holding Corp. (b)	$104,850
144,100	Unisys Corp. (a)(b)	3,000,162
726,400	United Online, Inc. (a)	4,009,728
53,500	VeriSign, Inc. (a)(b)	2,604,915
6,239	VMware, Inc., Class A (b)	603,561
		182,355,951
Materials - 1.2%
40,400	Agrium, Inc. (a)(b)	4,179,784
177,100	Boise, Inc. (a)	1,551,396
16,000	CF Industries Holdings, Inc. (a)	3,555,840
18,000	Domtar Corp. (a)	1,409,220
21,700	Eastman Chemical Co. (a)	1,237,117
33,700	Freeport-McMoRan Copper & Gold, Inc. (a)	1,333,846
33,100	Minerals Technologies, Inc. (a)	2,347,783
315,000	Newmont Mining Corp.	17,643,150
29,800	PPG Industries, Inc. (a)	3,422,232
14,000	Royal Gold, Inc. (a)	1,398,040
52,300	RPM International, Inc. (a)	1,492,642
63,000	Schweitzer-Mauduit International, Inc. (a)	2,078,370
21,300	Sigma-Aldrich Corp. (a)	1,532,961
177,206	Stillwater Mining Co. (a)(b)	2,089,259
27,300	The Sherwin-Williams Co. (a)	4,065,243
65,100	Valspar Corp. (a)	3,652,110
		52,988,993
Telecommunication Services - 2.7%
27,000	AMC Networks, Inc., Class A (a)(b)	1,175,040
123,900	Amdocs, Ltd. (a)	4,087,461
71,300	Ancestry.com, Inc. (a)(b)	2,144,704
104,100	Arris Group, Inc. (a)(b)	1,331,439
159,200	Cbeyond, Inc. (a)(b)	1,569,712
58,300	CBS Corp., Class B, Non-Voting Shares (a)	2,118,039
22,000	Charter Communications, Inc., Class A (a)(b)	1,651,540
1,179,200	Cisco Systems, Inc.	22,510,928
48,600	Comtech Telecommunications Corp. (a)	1,343,304
22,300	Crown Castle International Corp. (a)(b)	1,429,430
244,500	Dice Holdings, Inc. (a)(b)	2,058,690
14,900	F5 Networks, Inc. (a)(b)	1,560,030
500,000	France Telecom SA, ADR	6,110,000
3,289	LinkedIn Corp. (b)	395,996
51,400	Motorola Solutions, Inc. (a)	2,598,270
97,100	NeuStar, Inc., Class A (a)(b)	3,886,913
153,500	Neutral Tandem, Inc. (a)(b)	1,439,830
2,100,000	News Corp., Class A	51,513,000
69,000	Oplink Communications, Inc. (a)(b)	1,141,260
6,230	Palo Alto Networks, Inc. (b)	383,581
40,000	Plantronics, Inc. (a)	1,413,200
53,600	Travelzoo, Inc. (a)(b)	1,263,352
47,000	TW Telecom, Inc. (a)(b)	1,225,290

 See Notes to Financial Statements.                             13                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Shares	Security Description	Value
157,700	XO Group, Inc. (a)(b)	$1,316,795
		115,667,804
Utilities - 0.6%
42,500	Aqua America, Inc. (a)	1,052,300
49,300	CMS Energy Corp. (a)	1,161,015
51,000	Entergy Corp. (a)	3,534,300
475,000	Exelon Corp.	16,900,500
73,000	NV Energy, Inc. (a)	1,314,730
78,050	Questar Corp. (a)	1,586,756
		25,549,601

Total Common Stock
(Cost $1,395,121,144)		1,678,960,429

Shares	Security Description	Rate	Value
Preferred Stock - 2.1%
Consumer Discretionary - 0.1%
28,410	Beazer Homes USA, Inc. (a)	7.50%	855,425
4,738	The Interpublic Group of Cos., Inc., Series B (a)	5.25	4,989,114
			5,844,539
Consumer Staples - 0.1%
36,751	Bunge, Ltd. (a)	4.88	3,594,707
2,082	Universal Corp. (a)	6.75	2,422,147
			6,016,854
Energy - 0.4%
3,086	Chesapeake Energy Corp. (a)(e)	5.75	2,858,408
9,098	Energy XXI Bermuda, Ltd. (a)	5.63	3,394,691
62,936	Goodrich Petroleum Corp., Series B (a)	5.38	2,205,907
26,079	Petroquest Energy, Inc., Series B (a)	6.88	965,737
15,849	Sanchez Energy Corp., Class A (a)(e)	4.88	855,846
44,854	SandRidge Energy, Inc. (a)	7.00	4,900,299
			15,180,888

Financial - 0.9%
123,818	2009 Dole Food Automatic Common Exchange Security Trust (a)(e)	7.00	1,582,543
93,379	2010 Swift Mandatory Common Exchange Security Trust (a)(e)	6.00	832,885
154,292	Alexandria Real Estate Equities, Inc. REIT, Series D (a)	7.00	4,219,886
82,670	AMG Capital Trust II (a)	5.15	3,859,656
52,262	Aspen Insurance Holdings, Ltd. (a)	5.63	3,033,809
1,682	Bank of America Corp., Series L (a)	7.25	1,830,647
35,212	Forest City Enterprises, Inc., Series A (a)	7.00	1,901,448
65,339	Health Care REIT, Inc., Series I (a)	6.5	3,601,486
35,643	KeyCorp, Series A (a)	7.75	4,410,821

Shares	Security Description	Rate	Value

15,413	Lexington Realty Trust, Series C	6.50%	$755,237
53,213	MetLife, Inc. (a)	5.00	3,673,825
1,493	Oriental Financial Group, Inc., Series C (a)(e)	8.75	1,642,300
138,535	Synovus Financial Corp. (a)	8.25	3,004,824
1,375	Wells Fargo & Co., Series L	7.50	1,702,250
21,326	Wintrust Financial Corp. (a)	7.50	1,191,590
1,137	Wintrust Financial Corp., Series C (a)	5.00	1,199,819
			38,443,026

Healthcare - 0.2%
7,166	Alere, Inc., Series B (a)	3.00	1,453,766
70	HealthSouth Corp. (a)(e)	6.50	76,449
4,279	HealthSouth Corp., Series A (a)	6.50	4,673,203
57,597	Omnicare Capital Trust II, Series B (a)	4.00	2,707,059
			8,910,477
Industrial - 0.1%
71,794	Continental Airlines Finance Trust II (a)	6.00	2,499,329
33,255	United Technologies Corp. (a)	7.50	1,865,605
			4,364,934
Information Technology - 0.1%
36,642	Unisys Corp., Series A (a)	6.25	2,276,567
Materials - 0.1%
30,213	AngloGold Ashanti Holdings Finance PLC (a)	6.00	1,256,559
49,469	Thompson Creek Metals Co., Inc. (a)	6.50	846,909
			2,103,468
Telecommunication Services - 0.0%
6,200	Iridium Communications, Inc.	7.00	620,000
Utilities - 0.1%
72,968	CenterPoint Energy, Inc. (a)(f)	0.36	2,932,402
38,200	PPL Corp. (a)	9.50	2,061,272
			4,993,674

Total Preferred Stock
(Cost $79,074,866)			88,754,427
Total Equity Securities
(Cost $1,474,196,010)			1,767,714,856

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 27.3%
Asset Backed Obligations - 5.9%

$3,337,000	ACE Securities Corp., Series 2006-ASP3 A2C (f)	0.37	06/25/36	1,758,651

See Notes to Financial Statements.                               14                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value

$1,775,000	ACE Securities Corp., Series 2006-HE1 A2D (f)	0.52%	02/25/36	$668,424
545,512	ACE Securities Corp., Series 2007-HE1 A2A (f)	0.31	01/25/37	177,779
118,127	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (a)(f)	3.07	03/25/36	79,263
163,444	Adjustable Rate Mortgage Trust, Series 2005-3 8A32 (a)(f)	0.54	07/25/35	160,409
1,972,565	Adjustable Rate Mortgage Trust, Series 2006-1 2A1 (f)	3.31	03/25/36	1,384,862
85,944	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (a)(f)	5.39	03/25/36	64,650
2,938,713	Adjustable Rate Mortgage Trust, Series 2007-1 5A1 (f)	0.37	03/25/37	1,775,745
1,258,491	Aircastle Aircraft Lease Backed Trust, Series 2007-1A G1 (a)(e)(f)	0.49	06/14/37	1,132,642
909,085	Alta Wind Holdings, LLC (e)	7.00	06/30/35	1,010,271
441,137	American Home Mortgage Assets, LLC, Series 2007-4 A2 (f)	0.41	08/25/37	368,918
1,144,000	Argent Securities, Inc., Series 2005-W5 A2D (f)	0.54	01/25/36	506,405
1,875,000	Asset Backed Funding Certificates, Series 2007-NC1 M2 (e)(f)	1.47	05/25/37	39,560
1,500,000	Asset Backed Funding Certificates, Series 2007-WMC1 A2B (f)	1.22	06/25/37	818,004
1,435,000	Astoria Depositor Corp. (a)(e)	8.14	05/1/21	1,334,550
1,140,000	Avalon IV Capital, Ltd., Series 2012-1A C (a)(e)(f)	4.39	04/17/23	1,140,931

Principal	Security Description	Rate	Maturity	Value

$903,080	AWAS Aviation Capital, Ltd. (e)	7.00%	10/17/16	$961,780
500,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I D (a)(g)	5.50	11/20/15	436,248
500,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I E1 (a)(g)	6.25	04/20/16	418,498
550,000	Axis Equipment Finance Receivables, LLC, Series 2012-1I E2 (a)(g)	7.00	03/20/17	419,098
1,147,807	Babcock & Brown Air Funding I, Ltd., Series 2007-1A G1 (a)(e)(f)	0.54	11/14/33	946,941
298,817	Banc of America Alternative Loan Trust, Series 2005-8 2CB1 (a)	6.00	09/25/35	233,822
198,506	Banc of America Funding Corp., Series 2005-B 3A1B (a)(f)	0.53	04/20/35	172,163
71,145	Banc of America Funding Corp., Series 2006-E 2A1 (a)(f)	3.10	06/20/36	53,683
316,832	Banc of America Funding Corp., Series 2006-F 1A1 (a)(f)	2.67	07/20/36	289,446
123,670	Banc of America Funding Corp., Series 2006-G 2A3 (a)(f)	0.39	07/20/36	122,258
212,019	Banc of America Funding Corp., Series 2006-H 6A1 (f)	0.41	10/20/36	135,197
616,525	Banc of America Funding Corp., Series 2007-8 2A1	7.00	10/25/37	393,194
137,651	Banc of America Funding Corp., Series 2007-E 4A1 (f)	3.08	07/20/47	101,257
1,485,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-4 A6 (f)	4.88	07/10/42	1,580,491

See Notes to Financial Statements.                               15                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value

$175,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2 A5 (a)(f)	4.86%	07/10/43	$192,131
2,161,921	Bayview Commercial Asset Trust, Series 2004-3 A1 (a)(e)(f)	0.59	01/25/35	1,865,518
1,225,000	Bayview Commercial Asset Trust, Series 2006-SP1 M1 (a)(e)(f)	0.67	04/25/36	869,105
74,764	Bayview Financial Acquisition Trust, Series 2005-D AF3 (a)(f)	5.50	12/28/35	78,901
100,000	Beacon Container Finance, LLC, Series 2012-1A A (e)(g)	3.72	09/20/27	100,097
248,046	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (a)(f)	3.02	08/25/47	170,579
1,202,473	Bear Stearns Alt-A Trust, Series 2005-4 21A1 (f)	2.96	05/25/35	809,020
214,477	Bear Stearns Alt-A Trust, Series 2005-8 11A1 (a)(f)	0.49	10/25/35	155,758
455,067	Bear Stearns Alt-A Trust, Series 2006-1 22A1 (f)	2.61	02/25/36	315,264
2,370,885	Bear Stearns Alt-A Trust, Series 2006-2 21A1 (f)	3.06	03/25/36	1,451,019
217,555	Bear Stearns Alt-A Trust, Series 2006-2 23A1 (a)(f)	2.95	03/25/36	131,353
1,472,804	Bear Stearns Alt-A Trust, Series 2006-3 1A1 (f)	0.41	05/25/36	819,187
1,504,439	Bear Stearns Alt-A Trust, Series 2006-4 11A1 (f)	0.38	08/25/36	880,008

Principal	Security Description	Rate	Maturity	Value
$174,134	Bear Stearns Asset Backed Securities Trust, Series 2005-TC2 A3 (a)(f)	0.59%	08/25/35	$168,396
1,680,000	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6 A6	4.83	11/11/41	1,814,654
1,815,000	Bear Stearns Commercial Mortgage Securities, Series 2005-T20 A4A (a)(f)	5.30	10/12/42	2,046,000
1,500,000	BNC Mortgage Loan Trust, Series 2007-3 A3 (f)	0.35	07/25/37	1,090,568
157,416	BNC Mortgage Loan Trust, Series 2007-4 A3A (f)	0.47	11/25/37	157,757
3,400,000	Brazos Higher Education Authority, Series 2010-1 A2 (a)(f)	1.63	02/25/35	3,289,269
795,246	Centex Home Equity, Series 2005-C AF6 (h)	4.64	06/25/35	776,624
1,700,000	Centex Home Equity, Series 2006-A AV4 (f)	0.47	06/25/36	1,341,938
391,925	Chaseflex Trust, Series 2007-1 2A9 (a)	6.00	02/25/37	301,050
2,008,276	Chaseflex Trust, Series 2007-M1 1A2 (f)	0.45	08/25/37	1,155,812
3,034,269	CIT Education Loan Trust, Series 2007-1 A (a)(e)(f)	0.46	03/25/42	2,768,077
1,200,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-2 A5 (h)	6.04	09/25/36	1,065,794
1,400,000	Citicorp Residential Mortgage Securities, Inc., Series 2007-1 A5 (h)	6.05	03/25/37	1,278,332
365,332	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1 A2D (h)	5.92	03/25/36	258,716

See Notes to Financial Statements.                             16                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
$685,511	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8 2A1A (f)	2.83%	07/25/37	$516,926
3,610,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1 A4 (f)	0.42	01/25/37	2,715,220
687,966	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 A2 (f)	0.38	06/25/37	551,892
3,300,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2B (f)	1.27	07/25/37	2,698,065
285,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (a)(f)	1.52	07/25/37	157,574
1,600,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1 A4 (f)	5.39	07/15/44	1,796,722
162,299	Citimortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	127,087
61,858	Citimortgage Alternative Loan Trust, Series 2007-A4 1A6 (a)	5.75	04/25/37	47,312
1,051,764	Conseco Finance Securitizations Corp., Series 2001-4 A4 (a)	7.36	08/01/32	1,115,972
1,109,535	Conseco Finance, Series 2002-C BF1 (f)	8.00	06/15/32	1,107,749
476,956	Continental Airlines Pass Through Trust, Series 2007-1 B (a)	6.90	04/19/22	501,997
728,822	Continental Airlines Pass Through Trust, Series 2009-1 (a)	9.00	07/08/16	841,789
1,026,894	Coso Geothermal Power Holdings (e)	7.00	07/15/26	438,757

Principal	Security Description	Rate	Maturity	Value

$74,236	Countrywide Alternative Loan Trust, Series 2004-J10 4CB1	6.50%	10/25/34	$73,788
551,085	Countrywide Alternative Loan Trust, Series 2005-36 2A1A (f)	0.53	08/25/35	350,893
216,385	Countrywide Alternative Loan Trust, Series 2005-43 4A1 (f)	5.28	10/25/35	180,165
80,614	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1 (a)	5.50	11/25/35	66,713
303,273	Countrywide Alternative Loan Trust, Series 2005-73CB 1A8	5.50	01/25/36	252,430
850,000	Countrywide Alternative Loan Trust, Series 2005-J10 1A16	5.50	10/25/35	725,694
548,499	Countrywide Alternative Loan Trust, Series 2005-J12 2A1 (f)	0.49	08/25/35	276,845
326,754	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (a)(f)	0.54	12/25/36	192,263
43,495	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1 (a)	5.25	05/25/21	36,872
383,153	Countrywide Alternative Loan Trust, Series 2007-16CB 4A7	6.00	08/25/37	328,192
306,817	Countrywide Alternative Loan Trust, Series 2007-19 1A34	6.00	08/25/37	240,313
1,541,889	Countrywide Asset-Backed Certificates, Series 2007-13 2A1 (f)	1.12	10/25/47	1,134,566
1,547,248	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (f)	3.11	04/20/35	1,266,881

See Notes to Financial Statements.                             17                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value

$221,621	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-9 1A1 (a)(f)	0.52%	05/25/35	$172,963
805,096	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 2A1 (a)(f)	2.96	06/25/47	585,262
374,007	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 4A1 (a)(f)	5.59	06/25/47	338,739
98,978	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (a)(f)	3.14	09/25/47	73,611
23,501	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR24 2A4 (f)	2.76	10/25/33	22,510
128,621	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6 8A1 (a)	4.50	07/25/20	133,006
967,678	Credit Suisse Mortgage Capital Certificates, Series 2006-6 2A1 (a)(f)	0.82	07/25/36	503,499
144,309	Credit Suisse Mortgage Capital Certificates, Series 2006-8 3A1 (a)	6.00	10/25/21	132,561
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB6 A24 (f)	0.47	07/25/36	702,812
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB7 A5 (f)	0.46	10/25/36	648,798

Principal	Security Description	Rate	Maturity	Value
$1,751,529	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2B (f)	0.33%	10/25/36	$1,528,043
546,023	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A2 (f)	0.33	11/25/36	233,326
3,243,220	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A3 (f)	0.37	11/25/36	1,397,149
3,407,802	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A4 (f)	0.45	11/25/36	1,491,704
1,600,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB2 A2B (h)	5.43	02/25/37	1,126,403
2,952,331	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB2 A2E (a)(h)	5.43	02/25/37	2,157,115
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB5 A3 (f)	0.47	04/25/37	766,384
628,333	Cronos Containers Program, Ltd., Series 2012-1A A (a)(e)	4.21	05/18/27	644,146
550,000	Cronos Containers Program, Ltd., Series 2012-2A A (a)(e)	3.81	09/18/27	557,846
1,010,685	CSAB Mortgage Backed Trust, Series 2007-1 1A1A (f)	5.90	05/25/37	655,347

See Notes to Financial Statements.                               18                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
$75,000	DBRR Trust, Series 2011-LC2 A4A (a)(e)(f)	4.54%	07/12/44	$87,930
160,000	DBRR Trust, Series 2012-EZ1 A (a)(e)	0.95	09/25/45	160,288
1,018,040	Delta Air Lines Pass Through Trust, Series 2002-1 G-1	6.72	01/02/23	1,116,078
299,499	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB2 A5B (h)	6.09	06/25/36	223,124
897,739	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR1 A4 (f)	0.38	01/25/47	560,416
2,155,000	Dynegy Roseton, LLC/Dynegy Danskammer, LLC Pass Through Trust, Series B (a)(i)	7.67	11/08/16	1,336,100
2,920,000	Equifirst Loan Securitization Trust, Series 2007-1 A2B (f)	0.41	04/25/37	1,379,468
77,935	Equity One ABS, Inc., Series 2002-4 M1 (a)(f)	5.22	02/25/33	68,880
3,661,000	First Franklin Mortgage Loan Trust, Series 2006-FF13 A2D (f)	0.46	10/25/36	1,760,884
3,536,611	First Franklin Mortgage Loan Trust, Series 2006-FF18 A2B (f)	0.33	12/25/37	2,092,635
222,144	First Franklin Mortgage Loan Trust, Series 2006-FF18 M1 (a)(f)	0.45	12/25/37	188
930,000	First Franklin Mortgage Loan Trust, Series 2007-FF1 A2C (f)	0.36	01/25/38	465,146
1,244,607	First Horizon Alternative Mortgage Securities, Series 2005-AA3 2A1 (f)	2.63	05/25/35	1,025,227

Principal	Security Description	Rate	Maturity	Value
$500,385	First Horizon Alternative Mortgage Securities, Series 2006-FA8 1A1	6.25%	02/25/37	$404,607
589,633	First Horizon Alternative Mortgage Securities, Series 2006-FA8 1A8 (a)(f)	0.59	02/25/37	341,671
4,610,000	First NLC Trust, Series 2005-4 A4 (f)	0.61	02/25/36	2,106,390
261,336	FPL Energy National Wind Portfolio, LLC (a)(e)	6.13	03/25/19	206,105
1,533,449	Fremont Home Loan Trust, Series 2006-A 2A3 (f)	0.38	05/25/36	665,966
935,597	GE Business Loan Trust, Series 2003-2A A (e)(f)	0.59	11/15/31	870,993
1,265,928	GE Business Loan Trust, Series 2004-1 A (a)(e)(f)	0.51	05/15/32	1,176,998
1,140,444	GE Business Loan Trust, Series 2005-1A A3 (a)(e)(f)	0.47	06/15/33	983,286
1,465,919	GE Business Loan Trust, Series 2005-2A A (a)(e)(f)	0.46	11/15/33	1,290,163
64,864	GE Business Loan Trust, Series 2005-2A B (a)(e)(f)	0.72	11/15/33	52,305
158,333	GE Seaco Finance SRL, Series 2004-1A A (e)(f)	0.52	04/17/19	157,131
1,140,000	GE Seaco Finance SRL, Series 2005-1A A (a)(e)(f)	0.47	11/17/20	1,120,896
1,142,000	Genesis Funding, Ltd., Series 2006-1A G1 (a)(e)(f)	0.46	12/19/32	996,738
1,376,000	Green Tree Financial Corp., Series 1996-10 M1 (f)	7.24	11/15/28	1,512,911
752,633	Green Tree Financial Corp., Series 1997-1 A6 (a)	7.29	03/15/28	789,803

See Notes to Financial Statements.                               19                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
$1,216,773	Green Tree, Series 2008-MH1 A2 (a)(e)(f)	8.97%	04/25/38	$1,325,037
1,181,528	Green Tree, Series 2008-MH1 A3 (a)(e)(f)	8.97	04/25/38	1,304,659
1,830,000	Greenwich Capital Commercial Funding Corp., Series 2004-GG1 A7 (a)(f)	5.32	06/10/36	1,933,939
250,000	GS Mortgage Securities Corp II, Series 2011-GC5 A4 (a)	3.71	08/10/44	277,229
434,327	GSAA Trust, Series 2005-12 AF3 (f)	5.07	09/25/35	408,766
1,596,595	GSAA Trust, Series 2006-16 A1 (f)	0.28	10/25/36	732,799
1,586,150	GSAA Trust, Series 2006-19 A1 (f)	0.31	12/25/36	833,536
1,532,006	GSAA Trust, Series 2006-20 1A1 (f)	0.29	12/25/46	705,743
1,164,407	GSAA Trust, Series 2006-9 A4A (f)	0.46	06/25/36	630,032
2,503,163	GSAA Trust, Series 2007-3 1A1B (f)	0.32	03/25/47	139,230
1,638,029	GSAA Trust, Series 2007-4 A1 (f)	0.32	03/25/37	816,037
1,386,626	GSAA Trust, Series 2007-5 2A3A (f)	0.54	04/25/47	764,486
6,017,277	GSAMP Trust, Series 2007-FM2 A2B (f)	0.31	01/25/37	2,553,919
385,616	GSR Mortgage Loan Trust, Series 2004-14 3A2 (f)	2.89	12/25/34	331,484
1,525,000	GSR Mortgage Loan Trust, Series 2004-9 5A7 (a)(f)	2.83	08/25/34	1,385,762
247,883	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (f)	3.06	10/25/35	203,467
1,282,913	GSR Mortgage Loan Trust, Series 2007-AR2 2A1 (f)	2.75	05/25/47	1,055,042

Principal	Security Description	Rate	Maturity	Value
$17,129	Harborview Mortgage Loan Trust, Series 2004-8 2A4A (a)(f)	0.62%	11/19/34	$13,012
1,844,041	Harborview Mortgage Loan Trust, Series 2007-5 A1A (f)	0.41	09/19/37	1,278,969
4,536,000	Home Equity Loan Trust, Series 2007-FRE1 2AV4 (f)	0.56	04/25/37	2,097,036
274,193	Homebanc Mortgage Trust, Series 2004-1 2A (f)	1.08	08/25/29	229,392
247,401	HSBC Asset Loan Obligation, Series 2007-AR2 2A1 (a)(f)	3.00	09/25/37	171,591
900,000	HSBC Home Equity Loan Trust, Series 2006-3 A4 (f)	0.46	03/20/36	821,764
521,505	HSBC Home Equity Loan Trust, Series 2006-4 A3V (f)	0.37	03/20/36	507,589
511,438	HSBC Home Equity Loan Trust, Series 2007-3 APT (a)(f)	1.42	11/20/36	503,432
1,396,121	Indiantown Cogeneration LP, Series A-10 (a)	9.77	12/15/20	1,475,479
236,274	Indymac INDA Mortgage Loan Trust, Series 2007-AR7 1A1 (a)(f)	4.81	11/25/37	209,955
1,318,941	Indymac Index Mortgage Loan Trust, Series 2004-AR12 A1 (f)	1.00	12/25/34	930,379
661,303	Indymac Index Mortgage Loan Trust, Series 2004-AR7 A2 (f)	1.08	09/25/34	503,959
407,305	Indymac Index Mortgage Loan Trust, Series 2005-AR5 1A1 (a)(f)	2.68	05/25/35	271,991
1,912,880	Indymac Index Mortgage Loan Trust, Series 2006-AR19 1A2 (a)(f)	3.03	08/25/36	1,151,210

See Notes to Financial Statements.                             20                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
$89,130	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (a)(f)	3.00%	09/25/36	$55,253
176,424	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (a)(f)	0.39	11/25/36	112,575
261,674	Indymac Index Mortgage Loan Trust, Series 2006-AR33 3A1 (f)	5.05	01/25/37	234,282
2,892,389	Indymac Index Mortgage Loan Trust, Series 2006-AR41 A3 (f)	0.40	02/25/37	1,746,852
822,025	Indymac Index Mortgage Loan Trust, Series 2006-AR7 1A1 (f)	3.14	05/25/36	538,726
3,660,532	Indymac Index Mortgage Loan Trust, Series 2006-AR7 3A1 (f)	2.94	05/25/36	2,615,269
438,604	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (a)(f)	5.18	05/25/36	258,071
450,000	Indymac Index Mortgage Loan Trust, Series 2006-R1 A3 (a)(f)	4.96	12/25/35	254,279
12,038	Indymac Index Mortgage Loan Trust, Series 2007-AR5 1A1 (f)	3.11	05/25/37	7,100
2,571,316	Indymac Index Mortgage Loan Trust, Series 2007-AR5 3A1 (f)	4.82	05/25/37	1,681,312
3,715,199	Indymac Index Mortgage Loan Trust, Series 2007-AR7 2A1 (f)	2.48	06/25/37	2,347,166
35,974	Indymac Index Mortgage Loan Trust, Series 2007-FLX1 A1 (a)(f)	0.32	02/25/37	35,841

Principal	Security Description	Rate	Maturity	Value
$366,990	Indymac Index Mortgage Loan Trust, Series 2007-FLX2 A1C (a)(f)	0.41%	04/25/37	$173,467
1,089,221	Indymac Manufactured Housing Contract, Series 1998-2 A4 (a)(f)	6.64	08/25/29	1,090,789
1,060,318	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (f)	0.81	08/15/16	995,373
2,000,000	JetBlue Airways Pass Through Trust, Series 2004-2 G-2 (f)	0.88	11/15/16	1,770,000
3,276,992	JP Morgan Alternative Loan Trust, Series 2006-A2 3A1 (f)	2.85	05/25/36	2,295,493
92,313	JP Morgan Alternative Loan Trust, Series 2007-A2 12A2 (f)	0.32	06/25/37	91,963
3,182,411	JP Morgan Mortgage Acquisition Corp., Series 2006-WMC3 A4 (f)	0.37	08/25/36	1,409,222
4,756,818	JP Morgan Mortgage Acquisition Corp., Series 2007-CH3 A4 (a)(f)	0.43	03/25/37	2,038,515
1,110,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH4 A5 (f)	0.46	05/25/37	503,645
2,590,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AF2 (h)	5.05	03/25/47	1,504,060
3,819,768	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AF6 (h)	5.05	03/25/47	2,425,272
2,813,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AV4 (f)	0.50	03/25/47	1,343,766

See Notes to Financial Statements.                             21                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
$387,289	JP Morgan Mortgage Trust, Series 2005-A5 TA1 (f)	5.40%	08/25/35	$389,879
2,266,951	JP Morgan Mortgage Trust, Series 2006-A2 2A4 (a)(f)	5.37	04/25/36	1,957,368
2,045,620	JP Morgan Mortgage Trust, Series 2006-A3 2A1 (f)	3.01	05/25/36	1,611,803
1,322,822	JP Morgan Mortgage Trust, Series 2007-A1 5A2 (a)(f)	2.94	07/25/35	1,351,234
57,050	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (a)(f)	5.32	04/25/37	48,168
1,275,914	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B A6 (a)(f)	6.47	04/15/40	1,419,688
327,396	Lehman Mortgage Trust, Series 2006-1 3A3	5.50	02/25/36	328,823
218,165	Lehman XS Trust, Series 2005-6 1A1 (f)	0.48	11/25/35	129,280
2,500,000	Lehman XS Trust, Series 2005-6 3A3A (h)	5.76	11/25/35	1,383,861
2,116,565	Lehman XS Trust, Series 2006-13 1A2 (f)	0.39	09/25/36	1,629,241
1,094,510	Lehman XS Trust, Series 2006-14N 3A2 (f)	0.34	08/25/36	642,311
2,129,324	Lehman XS Trust, Series 2006-19 A2 (f)	0.39	12/25/36	1,554,661
2,314,931	Lehman XS Trust, Series 2006-9 A1B (f)	0.38	05/25/46	1,778,734
1,700,000	Mastr Adjustable Rate Mortgages Trust, Series 2004-13 3A7 (f)	2.62	11/21/34	1,744,199
332,073	Mastr Adjustable Rate Mortgages Trust, Series 2007-R5 A1 (e)(f)	2.84	11/25/35	183,617
3,806,000	Mastr Asset Backed Securities Trust, Series 2006-AM2 A4 (e)(f)	0.48	06/25/36	1,261,754

Principal	Security Description	Rate	Maturity	Value
$885,000	Mastr Asset Backed Securities Trust, Series 2007-HE1 A3 (f)	0.43%	05/25/37	$430,836
17,538	Mastr Seasoned Securities Trust, Series 2004-1 4A1 (a)(f)	2.78	10/25/32	17,405
1,227,557	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2C (f)	0.47	04/25/37	621,442
70,821	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2D (f)	0.56	04/25/37	36,277
2,168,240	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2B (f)	0.35	06/25/37	1,433,440
3,941,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (a)(f)	0.40	06/25/37	1,631,643
4,700,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2D (f)	0.47	06/25/37	2,069,908
3,131,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 2A4 (f)	0.47	07/25/37	1,547,390
852,889	Mid-State Trust, Series 2006-1A (e)	5.79	10/15/40	906,656
424,482	Mirant Mid Atlantic Pass Through Trust, Series B	9.13	06/30/17	466,930
662,520	Mirant Mid Atlantic Pass Through Trust, Series C	10.06	12/30/28	742,023
200,000	Morgan Stanley ABS Capital I, Series 2004-NC7 M2 (a)(f)	1.15	07/25/34	182,188
2,975,000	Morgan Stanley ABS Capital I, Series 2006-HE1 A4 (f)	0.51	01/25/36	1,643,787
2,088,869	Morgan Stanley ABS Capital I, Series 2006-HE5 A2C (f)	0.36	08/25/36	1,233,808

See Notes to Financial Statements.                             22                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
$4,400,000	Morgan Stanley ABS Capital I, Series 2006-NC2 A2D (f)	0.51%	02/25/36	$2,102,608
1,935,000	Morgan Stanley ABS Capital I, Series 2007-HE1 A2C (f)	0.37	11/25/36	860,033
1,835,000	Morgan Stanley Capital I, Inc., Series 2005-T19 A4A (a)	4.89	06/12/47	2,027,858
120,000	Morgan Stanley Capital I, Inc., Series 2006-HQ9 A4 (a)(f)	5.73	07/12/44	138,961
1,835,000	Morgan Stanley Capital I, Inc., Series 2006-T21 A4 (a)(f)	5.16	10/12/52	2,078,433
175,000	Morgan Stanley Capital I, Inc., Series 2006-T23 A4 (a)(f)	5.99	08/12/41	205,457
165,000	Morgan Stanley Capital I, Inc., Series 2007-T27 A4 (a)(f)	5.82	06/11/42	196,186
40,000	Morgan Stanley Capital I, Inc., Series 2011-C3 A2 (a)	3.22	07/15/49	43,263
25,000	Morgan Stanley Capital I, Inc., Series 2011-C3 A4 (a)	4.12	07/15/49	28,489
1,807,174	Morgan Stanley Mortgage Loan Trust, Series 2006-11 1A3 (h)	6.42	08/25/36	925,252
2,507,723	Morgan Stanley Mortgage Loan Trust, Series 2006-7 5A2 (f)	5.96	06/25/36	1,470,520
269,605	Morgan Stanley Mortgage Loan Trust, Series 2007-13 6A1 (a)	6.00	10/25/37	190,531
1,666,579	Morgan Stanley Mortgage Loan Trust, Series 2007-2AX 2A1 (f)	0.31	12/25/36	745,080
1,607,541	Morgan Stanley Mortgage Loan Trust, Series 2007-7AX 2A1 (f)	0.34	04/25/37	709,677
2,920,000	Nationstar Home Equity Loan Trust, Series 2006-B AV4 (f)	0.50	09/25/36	1,801,326

Principal	Security Description	Rate	Maturity	Value
$250,031	NCUA Guaranteed Notes, Series 2010-R2 1A (a)(f)	0.60%	11/06/17	$250,656
173,083	NCUA Guaranteed Notes, Series 2010-R2 2A (a)(f)	0.70	11/05/20	173,602
156,054	NCUA Guaranteed Notes, Series 2010-R3 1A (a)(f)	0.79	12/08/20	156,990
128,300	NCUA Guaranteed Notes, Series 2010-R3 2A (a)(f)	0.79	12/08/20	129,257
1,354,983	Nomura Asset Acceptance Corp., Series 2006-AR4 A1A (f)	0.39	12/25/36	762,151
410,209	Nomura Asset Acceptance Corp., Series 2007-1 1A1A (h)	6.00	03/25/47	252,725
1,470,873	Nomura Home Equity Loan, Inc., Series 2005-HE1 M3 (f)	0.70	09/25/35	1,051,289
1,539,415	Novastar Home Equity Loan, Series 2006-2 A2C (f)	0.37	06/25/36	856,318
1,141,284	Oakwood Mortgage Investors, Inc., Series 1999-B A4	6.99	12/15/26	1,144,875
208,567	Opteum Mortgage Acceptance Corp., Series 2005-5 2A1B (f)	5.64	12/25/35	208,244
756,537	Origen Manufactured Housing, Series 2004-A M2 (a)(f)	6.64	01/15/35	842,053
5,396,612	Ownit Mortgage Loan Asset Backed Certificates, Series 2006-6 A2C (a)(f)	0.38	09/25/37	2,057,002
655,000	PMC Aviation, LLC, Series 2012-1I A (a)(g)	18.00	04/15/15	661,543

See Notes to Financial Statements.                            23                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
$1,845,000	Popular ABS Mortgage Pass-Through Trust, Series 2007-A A3 (f)	0.53%	06/25/47	$949,898
1,030,000	Prudential Holdings, LLC (e)	8.70	12/18/23	1,299,842
554,885	Residential Accredit Loans, Inc., Series 2005-QA12 NB4 (a)(f)	4.11	12/25/35	407,950
580,665	Residential Accredit Loans, Inc., Series 2005-QO3 A1 (f)	0.62	10/25/45	388,661
714,911	Residential Accredit Loans, Inc., Series 2005-QO5 A1 (a)(f)	1.15	01/25/46	424,807
553,995	Residential Accredit Loans, Inc., Series 2006-QS10 A1	6.00	08/25/36	404,840
291,603	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	214,609
430,798	Residential Accredit Loans, Inc., Series 2007-QS1 1A1	6.00	01/25/37	319,870
217,458	Residential Accredit Loans, Inc., Series 2007-QS5 A1	5.50	03/25/37	156,641
462,643	Residential Accredit Loans, Inc., Series 2007-QS8 A10	6.00	06/25/37	342,809
854,897	Residential Accredit Loans, Inc., Series 2007-QS8 A6	6.00	06/25/37	637,082
67,426	Residential Asset Mortgage Products, Inc., Series 2004-RZ1 AI7 (a)(f)	4.03	01/25/33	67,700
465,233	Residential Asset Mortgage Products, Inc., Series 2004-SL3 A4	8.50	12/25/31	483,300
500,790	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50	09/25/36	355,360

Principal	Security Description	Rate	Maturity	Value
$1,324,175	Residential Asset Securitization Trust, Series 2007-A5 1A2 (f)	0.62%	05/25/37	$372,120
2,469,789	Saxon Asset Securities Trust, Series 2005-4 A1B (f)	0.60	11/25/37	2,102,595
3,635,000	Saxon Asset Securities Trust, Series 2006-3 A3 (f)	0.39	10/25/46	2,188,970
1,365,000	Saxon Asset Securities Trust, Series 2007-1 A2C (f)	0.37	01/25/47	702,145
34,404	Securitized Asset Backed Receivables, LLC Trust, Series 2006-HE2 A2D (f)	0.46	07/25/36	15,744
2,500,000	Securitized Asset Backed Receivables, LLC Trust, Series 2007-BR5 A2C (f)	0.57	05/25/37	1,120,433
241,168	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (a)(f)	0.37	12/25/36	116,019
2,411,355	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC2 A2B (f)	0.36	01/25/37	885,577
1,425,000	Sound Point CLO, Ltd., Series 2012-1A C (e)(f)	3.71	10/20/23	1,359,450
1,000,000	Soundview Home Equity Loan Trust, Series 2006-EQ2 A4 (f)	0.46	01/25/37	496,084
1,200,000	Soundview Home Equity Loan Trust, Series 2007-NS1 A4 (f)	0.52	01/25/37	500,494
3,349,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 2A4 (f)	0.47	07/25/37	1,243,338
972,172	Spirit Master Funding, LLC, Series 2005-1 A1 (a)(e)	5.05	07/20/23	879,816

See Notes to Financial Statements.                               24                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
$258,107	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A3 (a)(f)	5.37%	02/25/36	$254,828
821,901	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A4 (f)	5.37	02/25/36	614,509
83,780	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (a)(f)	5.19	04/25/47	65,253
3,300,000	Structured Asset Mortgage Investments, Inc., Series 2007-AR4 A3 (f)	0.44	09/25/47	1,681,908
3,890,855	Structured Asset Mortgage Investments, Inc., Series 2007-AR6 A1 (f)	1.65	08/25/47	2,581,354
1,460,057	Structured Asset Securities Corp., Series 2003-26A 3A5 (a)(f)	2.80	09/25/33	1,449,388
210,316	Structured Asset Securities Corp., Series 2005-4XS 2A1A (a)(f)	2.00	03/25/35	187,379
1,315,000	Symphony CLO, Ltd., Series 2012-9A C (a)(e)(f)	3.71	04/16/22	1,289,219
322,500	TAL Advantage, LLC, Series 2006-1A (a)(e)(f)	0.41	04/20/21	315,923
432,458	TAL Advantage, LLC, Series 2010-2A A (e)	4.30	10/20/25	436,931
208,333	TAL Advantage, LLC, Series 2011-1A A (e)	4.60	01/20/26	222,899
628,333	TAL Advantage, LLC, Series 2011-2A A (e)	4.31	05/20/26	654,060
249,338	Terwin Mortgage Trust, Series 2005-1SL M1 (e)(f)	1.09	02/25/35	236,193

Principal	Security Description	Rate	Maturity	Value
$253,333	Textainer Marine Containers, Ltd., Series 2005-1A A (a)(e)(f)(g)	0.47%	05/15/20	$249,699
809,375	Textainer Marine Containers, Ltd., Series 2011-1A A (a)(e)	4.70	06/15/26	851,950
576,554	Trinity Rail Leasing LP, Series 2006-1A A1 (a)(e)(g)	5.90	05/14/36	641,682
917,993	Trip Rail Master Funding, LLC, Series 2011-1A A1A (a)(e)	4.37	07/15/41	957,026
639,167	Triton Container Finance, LLC, Series 2006-1A (a)(e)(f)	0.39	11/26/21	621,713
407,813	Triton Container Finance, LLC, Series 2007-1A (a)(e)(f)	0.36	02/26/19	402,063
773,333	Triton Container Finance, LLC, Series 2012-1A A (e)	4.21	05/14/27	816,543
655,239	UAL Pass Through Trust, Series 2009-1	10.40	11/01/16	758,439
284,884	Wachovia Bank Commercial Mortgage Trust, Series 2003-C6 A4 (a)(f)	5.13	08/15/35	292,419
1,610,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C12 A4 (f)	5.49	07/15/41	1,719,647
1,830,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20 A7 (a)(f)	5.12	07/15/42	2,036,753
129,498	Wachovia Bank Commercial Mortgage Trust, Series 2005-C21 A4 (a)(f)	5.41	10/15/44	145,353
14,116	WaMu Mortgage Pass Through Certificates, Series 2002-AR18 A (a)(f)	2.40	01/25/33	14,266
43,041	WaMu Mortgage Pass Through Certificates, Series 2005-AR14 1A1 (a)(f)	2.47	12/25/35	42,992

See Notes to Financial Statements.                             25                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value

$348,371	WaMu Mortgage Pass Through Certificates, Series 2006-AR12 2A3 (a)(f)	5.71%	10/25/36	$285,228
204,454	WaMu Mortgage Pass Through Certificates, Series 2006-AR16 1A1 (a)(f)	2.31	12/25/36	163,706
389,033	WaMu Mortgage Pass Through Certificates, Series 2007-HY3 4A1 (a)(f)	2.76	03/25/37	347,967
628,947	WaMu Mortgage Pass Through Certificates, Series 2007-HY4 1A1 (f)	2.42	04/25/37	446,903
928,489	WaMu Mortgage Pass Through Certificates, Series 2007-OA1 A1A (f)	0.85	02/25/47	635,273
791,824	WaMu Mortgage Pass Through Certificates, Series 2007-OA4 1A (a)(f)	0.92	05/25/47	620,406
1,747,854	WaMu Mortgage Pass Through Certificates, Series 2007-OA6 1A (f)	0.96	07/25/47	1,317,476
695,532	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-3 2A3 (f)	0.77	05/25/35	455,224
428,447	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4 CB13 (f)	0.72	06/25/35	310,131

Principal	Security Description	Rate	Maturity	Value

$1,458,070	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-1 4CB	6.50%	02/25/36	$952,140
521,828	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-7 A1A (h)	6.09	09/25/36	302,746
2,295,719	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR2 A1A (f)	1.09	04/25/46	1,453,989
2,551,058	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR7 A1A (f)	1.07	09/25/46	1,190,947
2,914,053	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA2 2A (f)	0.85	01/25/47	1,486,852
2,501,121	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OA3 2A (f)	0.90	02/25/47	1,280,620
926,175	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1 A4 (f)	0.54	01/25/47	475,547
68,584	Wells Fargo Alternative Loan Trust, Series 2005-2 A4 (a)(f)	0.56	10/25/35	68,858
295,313	Wells Fargo Home Equity Trust, Series 2006-3 A2 (f)	0.37	01/25/37	238,138

See Notes to Financial Statements.                               26                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
$115,000	WF-RBS Commercial Mortgage Trust, Series 2011-C5 A4 (a)	3.67%	11/15/44	$128,203
1,095,000	Wind River CLO, Ltd., Series 2004-1A B1 (a)(e)(f)	1.48	12/19/16	995,013

Total Asset Backed Obligations
(Cost $232,010,207)				253,278,154

Corporate Convertible Bonds - 16.5%
Consumer Discretionary - 3.2%
1,336,000	Callaway Golf Co. (e)	3.75	08/15/19	1,360,215
7,300,000	Chemed Corp. (a)	1.88	05/15/14	7,728,875
3,500,000	Coinstar, Inc. (a)	4.00	09/01/14	4,589,375
1,473,000	DR Horton, Inc., Series DHI (a)	2.00	05/15/14	2,419,402
7,600,000	Equinix, Inc. (a)	3.00	10/15/14	14,981,500
1,400,000	Hawaiian Holdings, Inc. (a)	5.00	03/15/16	1,453,375
9,199,000	Hertz Global Holdings, Inc. (a)	5.25	06/01/14	16,374,220
500,000	Home Inns & Hotels Management, Inc. (a)	2.00	12/15/15	425,313
4,500,000	Home Inns & Hotels Management, Inc. (a)(e)	2.00	12/15/15	3,827,812
5,500,000	Jakks Pacific, Inc. (a)	4.50	11/01/14	6,297,500
812,000	JetBlue Airways Corp., Series A-C (a)	6.75	10/15/39	1,003,835
2,294,000	Lennar Corp. (a)(e)	2.75	12/15/20	3,886,896
835,000	Liberty Interactive, LLC	3.13	03/30/23	1,179,437
3,919,000	Liberty Interactive, LLC (a)	3.25	03/15/31	3,708,354
3,543,000	Live Nation Entertainment, Inc. (a)	2.88	07/15/27	3,494,284
1,400,000	M/I Homes, Inc. (a)	3.25	09/15/17	1,491,875
2,550,000	Meritage Homes Corp. (a)	1.88	09/15/32	2,542,031
1,794,000	MGM Resorts International (a)	4.25	04/15/15	1,869,124
4,950,000	Navistar International Corp. (a)	3.00	10/15/14	4,414,781
3,200,000	priceline.com, Inc. (a)(e)	1.25	03/15/15	6,692,000
3,000,000	priceline.com, Inc. (a)(e)	1.00	03/15/18	3,236,250

Principal	Security Description	Rate	Maturity	Value
$10,872,000	Regis Corp. (a)	5.00%	07/15/14	$14,228,730
1,250,000	Saks, Inc.	2.00	03/15/24	1,302,344
5,275,000	Standard Pacific Corp. (a)	1.25	08/01/32	5,828,875
427,000	The Ryland Group, Inc. (a)	1.63	05/15/18	512,400
10,000,000	Titan Machinery, Inc. (a)(e)	3.75	05/01/19	8,818,750
740,000	Toll Brothers Finance Corp. (a)(e)	0.50	9/15/32	748,788
4,500,000	Wabash National Corp. (a)	3.38	05/01/18	4,522,500
2,002,000	WESCO International, Inc. (a)	6.00	09/15/29	4,300,546
2,629,000	XM Satellite Radio, Inc. (a)(e)	7.00	12/01/14	4,135,746
				137,375,133

Consumer Staples - 0.5%
978,000	Sunrise Senior Living, Inc.	5.00	04/01/41	1,385,092
31,000	Sunrise Senior Living, Inc. (a)	5.00	04/01/41	43,904
3,000,000	Tyson Foods, Inc. (a)	3.25	10/15/13	3,326,250
6,000,000	United Rentals, Inc. (a)	4.00	11/15/15	18,056,250
				22,811,496

Energy - 0.5%
770,000	Alpha Appalachia Holdings, Inc. (a)	3.25	08/01/15	714,175
920,000	Chesapeake Energy Corp.	2.50	05/15/37	830,875
5,400,000	Helix Energy Solutions Group, Inc. (a)	3.25	03/15/32	6,024,375
4,162,000	Hornbeck Offshore Services, Inc. (a)(e)	1.50	09/01/19	4,201,019
1,500,000	JinkoSolar Holding Co., Ltd. (a)(e)	4.00	05/15/16	622,500
728,000	Newpark Resources, Inc. (a)	4.00	10/01/17	760,760
1,874,000	Peabody Energy Corp. (a)	4.75	12/15/41	1,588,215
933,000	Penn Virginia Corp. (g)	4.50	11/15/12	921,338
1,600,000	Subsea 7 SA	3.50	10/13/14	2,422,720
1,590,000	Western Refining, Inc. (a)	5.75	06/15/14	3,992,887
				22,078,864

See Notes to Financial Statements.                             27                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
Financial - 1.3%
$757,000	Affiliated Managers Group, Inc.	3.95%	08/15/38	$847,367
4,728,000	Air Lease Corp. (a)(e)	3.88	12/01/18	4,931,895
5,500,000	American Equity Investment Life Holding Co. (a)(e)	3.50	09/15/15	6,318,125
725,000	American Equity Investment Life Holding Co. (a)(e)	5.25	12/06/29	966,516
2,997,000	Amtrust Financial Services, Inc. (a)(e)	5.50	12/15/21	3,465,281
11,096,000	CBIZ, Inc. (a)(e)	4.88	10/01/15	11,394,205
1,409,000	DFC Global Corp. (a)(e)	3.25	04/15/17	1,504,988
1,830,000	Forest City Enterprises, Inc.	3.63	10/15/14	2,161,687
1,034,000	Forest City Enterprises, Inc. (a)	4.25	08/15/18	1,086,992
3,080,000	Icahn Enterprises LP (e)(f)	4.00	08/15/13	3,084,620
1,066,000	Jefferies Group, Inc. (a)	3.88	11/01/29	1,032,688
1,304,000	KKR Financial Holdings, LLC (a)	7.50	01/15/17	1,954,370
1,024,000	Knight Capital Group, Inc.	3.50	03/15/15	949,248
949,000	Knight Capital Group, Inc. (a)	3.50	03/15/15	862,404
1,807,000	Leucadia National Corp.	3.75	04/15/14	2,054,333
620,000	National Financial Partners Corp.	4.00	06/15/17	911,788
8,296,000	National Financial Partners Corp. (a)	4.00	06/15/17	12,200,305
1,900,000	The NASDAQ OMX Group, Inc. (g)	2.50	08/15/13	1,912,901
				57,639,713

Healthcare - 3.2%
8,860,000	Accuray, Inc. (a)	3.75	08/01/16	9,325,150
686,000	Alere, Inc. (a)	3.00	05/15/16	651,271
4,775,000	Cubist Pharmaceuticals, Inc. (a)	2.25	06/15/13	7,386,328
7,709,000	Cubist Pharmaceuticals, Inc. (a)	2.50	11/01/17	13,481,114

Principal	Security Description	Rate	Maturity	Value
$8,875,000	Endo Health Solutions, Inc. (a)	1.75%	04/15/15	$10,855,234
990,000	Exelixis, Inc. (a)	4.25	08/15/19	1,037,025
2,173,000	Hologic, Inc., Series 2010 (a)(h)	2.00	12/15/37	2,447,341
9,799,000	Illumina, Inc. (a)(e)	0.25	03/15/16	9,180,438
2,700,000	Insulet Corp. (a)	3.75	06/15/16	3,017,250
730,000	Isis Pharmaceuticals, Inc. (a)(e)	2.75	10/01/19	839,500
2,201,000	LifePoint Hospitals, Inc. (a)	3.50	05/15/14	2,403,217
4,400,000	Medivation, Inc. (a)	2.63	04/01/17	5,942,750
7,600,000	Molina Healthcare, Inc. (a)	3.75	10/01/14	8,512,000
8,900,000	Mylan, Inc. (a)	3.75	09/15/15	17,082,438
3,825,000	NuVasive, Inc. (a)	2.75	07/01/17	3,669,609
9,000,000	PSS World Medical, Inc. (a)(e)	3.13	08/01/14	11,115,000
1,000,000	Sequenom, Inc. (a)(e)	5.00	10/01/17	1,036,875
5,250,000	Teleflex, Inc. (a)	3.88	08/01/17	6,634,688
811,000	The Medicines Co. (a)(e)	1.38	06/01/17	915,416
7,450,000	ViroPharma, Inc. (a)	2.00	03/15/17	13,125,969
6,222,000	Volcano Corp. (a)	2.88	09/01/15	7,544,175
730,000	West Pharmaceutical Services, Inc.	4.00	03/15/47	820,338
1,014,000	Wright Medical Group, Inc. (a)(e)	2.00	08/15/17	1,122,371
				138,145,497

Industrial - 2.4%
6,515,000	AirTran Holdings, Inc. (a)	5.25	11/01/16	8,192,612
6,945,000	Altra Holdings, Inc. (a)	2.75	03/01/31	6,953,681
4,000,000	AM Castle & Co. (a)(e)	7.00	12/15/17	5,640,000
2,311,000	Bristow Group, Inc. (a)	3.00	06/15/38	2,394,774
2,281,000	Cemex SAB de CV (a)	4.88	03/15/15	2,271,021
1,312,000	Chart Industries, Inc. (a)	2.00	08/01/18	1,720,360
11,551,000	Covanta Holding Corp. (a)	3.25	06/01/14	13,536,328
3,518,000	DryShips, Inc. (a)	5.00	12/01/14	2,924,338
3,500,000	FEI Co. (a)	2.88	06/01/13	6,446,562

See Notes to Financial Statements.                             28                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
$2,620,000	Genco Shipping & Trading, Ltd. (a)	5.00%	08/15/15	$1,190,463
462,000	General Cable Corp. (a)	0.88	11/15/13	462,866
3,469,000	General Cable Corp. (a)(h)	4.50	11/15/29	3,729,175
758,000	Greenbrier Cos., Inc.	3.50	04/01/18	688,359
3,000	Greenbrier Cos., Inc. (a)	3.50	04/01/18	2,724
9,195,000	Griffon Corp. (a)(e)	4.00	01/15/17	9,390,394
8,187,000	Kaman Corp. (a)(e)	3.25	11/15/17	10,218,399
4,500,000	L-3 Communications Holdings, Inc. (a)	3.00	08/01/35	4,533,750
2,372,000	PHH Corp. (a)	4.00	09/01/14	2,582,515
772,000	PHH Corp. (a)	6.00	06/15/17	1,406,005
7,100,000	RTI International Metals, Inc. (a)	3.00	12/01/15	7,450,562
6,600,000	TTM Technologies, Inc. (a)	3.25	05/15/15	6,715,500
3,747,000	Vishay Intertechnology, Inc. (a)(e)	2.25	06/01/42	3,641,616
2,082,000	XPO Logistics, Inc. (a)	4.50	10/01/17	2,068,988
				104,160,992

Information Technology - 3.6%
8,049,000	CACI International, Inc. (a)	2.13	05/01/14	8,999,788
625,000	CACI International, Inc. (a)(e)	2.13	05/01/14	698,828
5,444,000	Cadence Design Systems, Inc. (a)	2.63	06/01/15	9,690,320
4,500,000	Ciena Corp. (a)(e)	4.00	03/15/15	4,865,625
2,263,000	Ciena Corp. (a)(e)	3.75	10/15/18	2,387,465
8,000,000	Digital River, Inc. (a)	2.00	11/01/30	7,680,000
1,398,000	Electronic Arts, Inc.	0.75	07/15/16	1,282,665
725,000	Electronic Arts, Inc. (a)	0.75	07/15/16	665,188
5,663,000	GT Advanced Technologies, Inc. (a)	3.00	10/01/17	5,652,382
9,250,000	Lam Research Corp. (a)	0.50	05/15/16	8,787,500
5,550,000	Mentor Graphics Corp. (a)	4.00	04/01/31	6,264,562
3,576,000	Microchip Technology, Inc. (a)	2.13	12/15/37	4,510,230

Principal	Security Description	Rate	Maturity	Value
$3,707,000	Micron Technology, Inc.	1.50%	08/01/31	$3,352,518
125,000	Micron Technology, Inc., Series A (a)	1.50	08/01/31	113,047
8,800,000	NetApp, Inc. (a)	1.75	06/01/13	10,065,000
1,897,000	Novellus Systems, Inc.	2.63	05/15/41	2,116,341
209,000	Novellus Systems, Inc. (a)	2.63	05/15/41	233,166
1,550,000	Nuance Communications, Inc. (a)	2.75	08/15/27	2,228,125
9,550,000	ON Semiconductor Corp. (a)	1.88	12/15/25	9,800,687
5,600,000	ON Semiconductor Corp., Series B (a)	2.63	12/15/26	5,880,000
9,708,000	Photronics, Inc. (a)	3.25	04/01/16	9,489,570
2,300,000	Photronics, Inc. (a)	5.50	10/01/14	3,083,438
5,000,000	Radisys Corp. (a)(g)	4.50	02/15/15	4,775,000
6,300,000	Rambus, Inc. (a)	5.00	06/15/14	6,347,250
6,000,000	Rudolph Technologies, Inc. (a)(e)	3.75	07/15/16	6,622,500
3,000,000	Salesforce.com, Inc. (a)	0.75	01/15/15	5,591,250
7,500,000	SYNNEX Corp. (a)	4.00	05/15/18	8,817,187
6,200,000	Take-Two Interactive Software, Inc. (a)	4.38	06/01/14	7,560,125
1,988,000	Take-Two Interactive Software, Inc. (a)(e)	1.75	12/01/16	1,866,235
2,832,000	VeriSign, Inc. (a)	3.25	08/15/37	4,331,190
				153,757,182

Materials - 0.4%
7,000,000	Horsehead Holding Corp. (a)	3.80	07/01/17	6,636,875
1,227,000	Kaiser Aluminum Corp.	4.50	04/01/15	1,657,186
37,000	Kaiser Aluminum Corp. (a)	4.50	04/01/15	49,972
2,934,000	Royal Gold, Inc. (a)	2.88	06/15/19	3,562,976
1,000,000	Steel Dynamics, Inc. (a)	5.13	06/15/14	1,050,625
2,948,000	Sterlite Industries India, Ltd. (a)	4.00	10/30/14	2,822,710
				15,780,344

See Notes to Financial Statements.                             29                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
Telecommunication Services - 1.4%
$9,000,000	Alaska Communications Systems Group, Inc. (a)(e)	6.25%	05/01/18	$6,136,875
4,000,000	Clearwire Communications, LLC/Clearwire Finance, Inc. (a)(e)	8.25	12/01/40	2,922,500
7,500,000	Comtech Telecommunic-ations Corp. (a)	3.00	05/01/29	7,964,062
3,480,000	DealerTrack Holdings, Inc. (a)(e)	1.50	03/15/17	3,645,300
4,978,000	InterDigital, Inc. (a)	2.50	03/15/16	5,211,344
3,000,000	Ixia (a)	3.00	12/15/15	3,517,500
245,000	Level 3 Communications, Inc., Series B (a)	7.00	03/15/15	297,522
450,000	SBA Communications Corp.	1.88	05/01/13	686,250
1,961,000	SBA Communications Corp. (a)	4.00	10/01/14	4,164,674
11,137,000	Virgin Media, Inc. (a)	6.50	11/15/16	19,246,128
5,175,000	WebMD Health Corp. (a)	2.25	03/31/16	4,812,750
3,824,000	WebMD Health Corp. (a)	2.50	01/31/18	3,176,310
				61,781,215

Total Corporate Convertible Bonds
(Cost $634,977,311)				713,530,436

Corporate Non-Convertible Bonds - 2.2%
Consumer Discretionary - 0.0%
1,416,000	Jarden Corp.	7.50	05/01/17	1,628,400
Energy - 0.1%
1,420,000	Arch Coal, Inc. (a)	7.00	06/15/19	1,199,900
470,000	CenterPoint Energy Resources Corp.	6.15	05/01/16	541,639
155,000	El Paso Pipeline Partners Operating Co., LLC (a)	5.00	10/01/21	171,485
910,000	Newfield Exploration Co.	5.63	07/01/24	1,011,237
210,000	The Williams Cos., Inc.	7.88	09/01/21	275,805
				3,200,066

Financial - 1.4%
1,850,000	Abbey National Treasury Services PLC (a)(e)	3.88	11/10/14	1,889,061

Principal	Security Description	Rate	Maturity	Value
$37,334	ADFITECH, Inc.	8.00%	03/15/20	$24,288
858,000	Ally Financial, Inc. (f)	2.62	12/01/14	847,727
945,000	Bank of America Corp. (a)	5.63	10/14/16	1,065,013
1,150,000	Bank of America Corp., MTN (a)	7.38	05/15/14	1,259,335
20,000	Bank of America Corp., MTN, Series L (a)	5.65	05/01/18	22,831
750,000	Bank of America NA BKNT	5.30	03/15/17	833,666
1,500,000	Bank of America NA BKNT	6.10	06/15/17	1,705,380
750,000	Bank of America NA BKNT (f)	0.69	06/15/17	690,462
625,000	Cantor Fitzgerald LP (e)	6.38	06/26/15	634,940
420,000	Capital One Capital V (a)	10.25	08/15/39	434,700
1,175,000	Chase Capital II, Series B (f)	0.94	02/01/27	902,637
1,540,000	Chase Capital III, Series C (a)(f)	0.97	03/01/27	1,182,358
500,000	Chase Capital VI (f)	1.07	08/01/28	383,507
2,475,000	CIT Group, Inc. (a)(e)	6.63	04/01/18	2,821,500
135,000	Citigroup, Inc.	6.50	08/19/13	141,740
150,000	Citigroup, Inc.	5.85	08/02/16	169,372
94,000	Citigroup, Inc.	6.88	03/05/38	123,956
90,000	Citigroup, Inc. (a)	6.13	05/15/18	106,673
400,000	Citigroup, Inc. (a)(f)	0.72	11/05/14	393,995
3,250,000	Citigroup, Inc. (a)(f)	0.98	08/25/36	2,230,530
2,200,000	Citigroup, Inc. (f)	2.13	05/15/18	2,174,174
100,000	Credit Suisse New York	5.50	05/01/14	106,838
500,000	Credit Suisse New York	6.00	02/15/18	567,272
965,000	Discover Bank BKNT	8.70	11/18/19	1,247,732
925,000	Duke Realty LP REIT	7.38	02/15/15	1,039,725
500,000	ERP Operating LP REIT (a)	5.20	04/01/13	510,829
800,000	Farmers Exchange Capital (a)(e)	7.05	07/15/28	973,508
207,000	General Electric Capital Corp.	5.63	05/01/18	244,413
100,000	General Electric Capital Corp., MTN (f)	0.64	05/11/16	97.396
150,000	General Electric Capital Corp., MTN	5.38	10/20/16	172,760

See Notes to Financial Statements.                             30                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
$130,000	General Electric Capital Corp., MTN (f)	0.71%	08/07/18	$124,156
2,590,000	General Electric Capital Corp., MTN (f)	0.82	05/05/26	2,198,560
1,880,000	General Electric Capital Corp., MTN (f)	0.91	08/15/36	1,393,159
400,000	General Electric Capital Corp., MTN, Series A (f)	0.65	09/15/14	398,038
150,000	HBOS PLC, MTN (e)	6.75	05/21/18	153,000
232,000	HCP, Inc. REIT	5.63	05/01/17	263,311
100,000	HCP, Inc., MTN (a)	6.70	01/30/18	120,057
1,000,000	HCP, Inc., MTN REIT	6.30	09/15/16	1,146,651
1,250,000	Health Care REIT, Inc.	4.70	09/15/17	1,381,141
125,000	Health Care REIT, Inc.	4.95	01/15/21	136,875
60,000	Health Care REIT, Inc. (a)	5.25	01/15/22	67,690
50,000	Health Care REIT, Inc. (a)	6.50	03/15/41	58,672
1,409,000	Healthcare Realty Trust, Inc. REIT	6.50	01/17/17	1,607,325
540,000	Healthcare Realty Trust, Inc. REIT	5.75	01/15/21	595,546
1,475,000	International Lease Finance Corp. (e)	6.75	09/01/16	1,664,906
725,000	JP Morgan Chase Capital XIII (f)	1.31	09/30/34	556,741
150,000	JPMorgan Chase & Co. (a)	4.50	01/24/22	166,707
2,090,000	JPMorgan Chase Capital XXI, Series U (f)	1.39	02/02/37	1,466,509
450,000	JPMorgan Chase Capital XXIII (f)	1.43	05/15/47	321,769
1,600,000	Lloyds TSB Bank PLC	4.88	01/21/16	1,750,736
830,000	Macquarie Bank, Ltd. (e)	5.00	02/22/17	887,398
80,000	Merrill Lynch & Co., Inc., MTN (f)	8.68	05/02/17	91,304
80,000	Merrill Lynch & Co., Inc., MTN (f)	8.95	05/18/17	92,104
80,000	Merrill Lynch & Co., Inc., MTN (f)	9.57	06/06/17	94,504
1,645,000	Morgan Stanley	6.00	05/13/14	1,744,312
90,000	Morgan Stanley	4.20	11/20/14	93,600

Principal	Security Description	Rate	Maturity	Value
$925,000	Morgan Stanley, MTN (a)(f)	0.91%	10/18/16	$860,516
1,250,000	Nationwide Health Properties, Inc.	6.00	05/20/15	1,393,396
2,575,000	Nationwide Mutual Insurance Co. (e)(f)	5.81	12/15/24	2,372,708
2,282,000	Nuveen Investments, Inc.	5.50	09/15/15	2,179,310
770,000	Raymond James Financial, Inc.	8.60	08/15/19	962,813
49,000	Shurgard Storage Centers, LLC REIT	5.88	03/15/13	50,081
1,600,000	SL Green Realty Corp / SL Green Operating Partnership / Reckson Operating Part	5.00	08/15/18	1,717,315
250,000	The Bear Stearns Cos., LLC	5.70	11/15/14	273,909
75,000	The Bear Stearns Cos., LLC	7.25	02/01/18	93,696
250,000	The Goldman Sachs Group, Inc.	6.25	09/01/17	293,358
405,000	The Goldman Sachs Group, Inc.	6.15	04/01/18	473,268
555,000	The Goldman Sachs Group, Inc.	7.50	02/15/19	689,207
1,500,000	The Goldman Sachs Group, Inc.	6.00	06/15/20	1,732,275
100,000	The Goldman Sachs Group, Inc., MTN, Series B (f)	0.85	07/22/15	96,851
477,000	Thornburg Mortgage, Inc. (g)(i)	8.00	05/15/13	31,601
1,100,000	Wachovia Corp. (a)(f)	0.79	10/28/15	1,079,131
15,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (a)(e)	6.75	09/02/19	18,215
1,155,000	WEA Finance, LLC / WT Finance Aust Pty, Ltd. (e)	7.50	06/02/14	1,273,172
170,000	Weingarten Realty Investors, MTN REIT	4.99	09/03/13	175,121

See Notes to Financial Statements.                             31                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value

$1,000,000	WT Finance Aust Pty, Ltd. / Westfield Capital / WEA Finance, LLC (e)	5.13%	11/15/14	$1,080,354
				60,419,386

Healthcare - 0.2%
700,000	Boston Scientific Corp.	5.45	06/15/14	749,962
605,000	CHS/Community Health Systems, Inc.	7.13	07/15/20	646,216
685,000	CHS/Community Health Systems, Inc. (a)	8.00	11/15/19	755,212
435,000	HCA, Inc.	8.50	04/15/19	492,638
137,000	HCA, Inc.	7.88	02/15/20	154,639
1,463,000	HCA, Inc. (a)	7.25	09/15/20	1,645,875
1,845,000	Tenet Healthcare Corp.	8.88	07/01/19	2,094,075
				6,538,617

Telecommunication Services - 0.2%
40,000	Cablevision Systems Corp. (a)	5.88	09/15/22	40,000
1,410,000	CCO Holdings, LLC / CCO Holdings Capital Corp.	7.25	10/30/17	1,543,950
995,000	CCO Holdings, LLC / CCO Holdings Capital Corp.	7.00	01/15/19	1,082,062
1,760,000	CenturyLink, Inc.	5.80	03/15/22	1,918,653
17,000	Frontier Communications Corp.	8.25	05/01/14	18,743
750,000	Frontier Communications Corp.	6.63	03/15/15	817,500
350,000	Frontier Communications Corp.	7.88	04/15/15	393,750
980,000	Intelsat Jackson Holdings SA	7.25	04/01/19	1,063,300
1,120,000	Intelsat Jackson Holdings SA	8.50	11/01/19	1,268,400
1,650,000	Nextel Communications, Inc., Series C (a)	5.95	03/15/14	1,658,250
745,000	Windstream Corp.	8.13	09/01/18	808,325
				10,612,933

Utilities - 0.3%
1,080,000	Calpine Construction Finance Co. LP/CCFC Finance Corp. (e)	8.00	06/01/16	1,166,400
1,570,000	Edison Mission Energy	7.00	05/15/17	820,325

Principal	Security Description	Rate	Maturity	Value

$1,050,000	GenOn Americas Generation, LLC	9.13%	05/01/31	$1,123,500
285,000	NRG Energy, Inc.	7.63	01/15/18	309,938
735,000	NRG Energy, Inc.	7.63	05/15/19	782,775
35,000	NRG Energy, Inc. (a)	8.50	06/15/19	37,975
145,000	Oncor Electric Delivery Co., LLC	6.80	09/01/18	179,177
1,710,000	PNM Resources, Inc.	9.25	05/15/15	1,966,500
80,000	Public Service Co. of New Mexico	7.95	05/15/18	97,836
425,000	Sabine Pass LNG LP	7.50	11/30/16	461,125
2,805,000	Sabine Pass LNG LP (a)	7.25	11/30/13	3,001,350
600,000	Sabine Pass LNG LP (e)	7.50	11/30/16	627,000
2,830,000	Southern Union Co. (a)(f)	3.46	11/01/66	2,271,075
				12,844,976

Total Corporate Non-Convertible Bonds
(Cost $86,137,523)				95,244,378

Exchange Traded Note - 0.0%
20,500	iPATH S&P 500 VIX Mid-Term Futures ETN (a)(b)			694,335
Total Exchange Traded Note
(Cost $948,087)				694,335

Foreign Government Bond - 0.0%
10,100,000	Argentine Republic Government International Bond, Series GDP (f)	4.38	12/15/35	1,343,300
Total Foreign Government Bond				1,343,300
(Cost $582,343)

Interest Only Bonds - 0.1%
28,022,734	Lehman ABS Manufactured Housing Contract Trust, Series 2001-B AIOC (f)	0.55	04/15/40	390,454
66,272,442	Residential Accredit Loans, Inc., Series 2006-QS11 AV (f)	0.33	08/25/36	945,078
32,505,395	Residential Accredit Loans, Inc., Series 2006-QS6 1AV (f)	0.72	06/25/36	946,947
72,067,375	Residential Accredit Loans, Inc., Series 2007-QS2 AV (f)	0.32	01/25/37	969,991

See Notes to Financial Statements.                             32                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
$72,961,125	Residential Accredit Loans, Inc., Series 2007-QS3 AV (f)	0.32%	02/25/37	$973,447
Total Interest Only Bonds
(Cost $3,305,908)				4,225,917

Municipal Bonds - 0.2%

California - 0.0%
60,000	State of California (a)	7.55	04/01/39	81,451
105,000	State of California (a)	7.30	10/01/39	137,320
				218,771
Illinois - 0.1%
1,000,000	State of Illinois	6.20	07/01/21	1,123,820
2,030,000	State of Illinois	4.95	06/01/23	2,084,972
75,000	State of Illinois (a)	5.67	03/01/18	84,593
185,000	State of Illinois (a)	5.10	06/01/33	179,480
				3,472,865
North Carolina - 0.1%
3,300,000	North Carolina State Education Assistance Authority, Series 2011-1 A3 (a)(f)	1.35	10/25/41	3,218,919
Texas - 0.0%
100,000	City of Houston TX (a)	6.29	03/01/32	123,063
Total Municipal Bonds
(Cost $6,832,736)				7,033,618

Syndicated Loans - 0.1%
992,481	Chrysler Group, LLC (f)	6.00	05/24/17	1,014,753
1,384,268	HCA, Inc.	3.47	11/18/12	1,386,434
500,000	HCA, Inc.	3.47	11/18/12	500,783
761,406	Texas Competitive Electric Holdings Co., LLC (f)	4.94	10/10/17	525,754
2,988,594	Texas Competitive Electric Holdings Co., LLC (f)	4.73	10/10/17	2,063,639
Total Syndicated Loans
(Cost $5,125,781)				5,491,363

U.S. Government & Agency Obligations - 2.3%

Agency - 0.4%
4,195,000	FHLB	0.45	09/04/14	4,195,071
2,175,000	FHLB	0.55	10/05/15	2,175,533
2,225,000	FHLB (a)	0.45	07/30/14	2,226,460
675,370	FHLB (a)	0.60	08/06/15	675,396
4,750,000	FNMA (a)	0.63	02/22/16	4,754,892

Principal	Security Description	Rate	Maturity	Value

$2,175,000	FNMA	0.55%	10/22/49	$2,175,822
				16,203,174

Discount Note - 0.4%
8,200,000	FHLB (a)(j)	0.11	10/17/12	8,199,967
800,000	FHLB (a)(j)	0.13	10/19/12	799,996
320,000	FHLB (a)(j)	0.13	11/02/12	319,994
6,135,000	FHLB (j)	0.13	10/05/12	6,134,994
4,145,000	FHLB (j)	0.12	11/07/12	4,144,913
				19,599,864

Interest Only Bonds - 0.5%
9,481,292	FHLMC, Series 3262, Class KS (f)	6.19	01/15/37	1,403,964
13,615,453	FHLMC, Series 3271, Class SB (f)	5.83	02/15/37	1,947,730
5,925,035	FHLMC, Series 3404, Class AS (f)	5.67	01/15/38	948,995
8,250,406	FHLMC, Series 4030, Class HS (f)	6.39	04/15/42	1,274,663
5,044,078	FNMA, Series 2005-92, Class US (f)	5.88	10/25/25	738,948
8,210,051	FNMA, Series 2006-125, Class SM (a)(f)	6.98	01/25/37	1,379,187
506,435	FNMA, Series 2006-27, Class SH (a)(f)	6.48	04/25/36	80,252
10,386,192	FNMA, Series 2007-52, Class LS (f)	5.83	06/25/37	1,447,131
2,676,770	FNMA, Series 2007-68, Class SC (f)	6.48	07/25/37	405,398
901,439	FNMA, Series 2007-77, Class SK (a)(f)	5.65	08/25/37	128,160
10,979,037	FNMA, Series 2009-115, Class SB (f)	6.03	01/25/40	1,660,668
4,683,073	FNMA, Series 2010-112, Class PI	6.00	10/25/40	656,764
4,161,364	FNMA, Series 2010-35, Class IA	5.00	07/25/38	244,119
3,855,498	GNMA, Series 2007-78, Class SG (f)	6.32	12/20/37	673,139
5,131,382	GNMA, Series 2008-51, Class GS (f)	6.01	06/16/38	1,073,394
497,896	GNMA, Series 2009-106, Class KS (a)(f)	6.18	11/20/39	78,223
947,823	GNMA, Series 2010-158, Class EI (a)	4.00	12/16/25	99,454

See Notes to Financial Statements.                             33                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value

$11,721,176	GNMA, Series 2010-20, Class SE (f)	6.03%	02/20/40	$1,937,977
337,875	GNMA, Series 2010-4, Class NS (f)	6.17	01/16/40	54,508
4,032,701	GNMA, Series 2010-4, Class SL (f)	6.18	01/16/40	679,920
8,178,375	GNMA, Series 2011-146, Class EI	5.00	11/16/41	1,720,047
7,229,487	GNMA, Series 2011-69, Class GI	5.00	05/16/40	1,129,468
10,114,159	GNMA, Series 2012-7, Class PI	3.50	01/20/38	1,286,338
				21,048,447

Mortgage Securities - 0.3%
625,187	FHLMC Gold Pool #A95820 (a)	4.00	12/01/40	697,174
220,257	FHLMC Gold Pool #A96411 (a)	4.00	01/01/41	244,931
108,245	FHLMC Gold Pool #G01864 (a)	5.00	01/01/34	118,463
161,396	FHLMC Gold Pool #G05866 (a)	4.50	02/01/40	181,131
487,915	FHLMC Gold Pool #G06242 (a)	4.50	09/01/40	547,576
313,664	FHLMC Gold Pool #G06354 (a)	4.00	04/01/41	348,800
187,715	FHLMC Gold Pool #G06361 (a)	4.00	03/01/41	209,329
94,675	FHLMC Gold Pool #G13475 (a)	6.00	01/01/24	106,751
17,939	FHLMC Gold Pool #H03161 (a)	6.50	08/01/37	19,932
488,626	FHLMC Gold Pool #J13884 (a)	3.50	12/01/25	525,392
112,967	FHLMC Gold Pool #Q04090 (a)	4.00	10/01/41	125,621
449,274	FHLMC Gold Pool #Q04091 (a)	4.00	10/01/41	494,828
99,428	FHLMC Pool #1B3413 (f)	5.92	05/01/37	107,918
10,277	FHLMC Pool #1L0113 (f)	3.06	05/01/35	10,994

Principal	Security Description	Rate	Maturity	Value
$18,177	FHLMC, Series 2433, Class SA (a)(f)	20.36%	02/15/32	$29,080
175,248	FHLMC, Series 2929, Class PE (a)	5.00	05/15/33	179,850
717,383	FHLMC, Series 3442, Class MT (f)	0.22	07/15/34	675,928
215,000	FHLMC, Series K020, Class A2 (a)	2.37	05/25/22	219,800
275,000	FNCL3 - FNMA TBA	3.00	11/15/42	289,652
95,083	FNMA Pool #545639 (a)	6.50	04/01/32	109,630
16,006	FNMA Pool #555177 (f)	2.26	01/01/33	16,702
2,930	FNMA Pool #673743 (a)(f)	3.01	11/01/32	2,948
188,077	FNMA Pool #734922	4.50	09/01/33	209,863
96,692	FNMA Pool #735646	4.50	07/01/20	104,676
57,586	FNMA Pool #735861 (a)	6.50	09/01/33	67,304
54,653	FNMA Pool #735881 (a)	6.00	11/01/34	61,865
58,486	FNMA Pool #764388 (a)(f)	4.99	03/01/34	63,382
104,024	FNMA Pool #776708 (a)	5.00	05/01/34	117,898
17,674	FNMA Pool #841741 (a)(f)	5.15	09/01/35	18,617
210,185	FNMA Pool #888219	5.50	03/01/37	230,788
60,572	FNMA Pool #895606 (a)(f)	5.73	06/01/36	65,992
197,099	FNMA Pool #897164 (a)	6.50	08/01/36	225,141
275,871	FNMA Pool #962723 (a)	5.50	04/01/38	314,206
337,843	FNMA Pool #963997	5.50	06/01/38	384,790
101,845	FNMA Pool #974148	5.50	02/01/38	111,701
198,194	FNMA Pool #AB1613 (a)	4.00	10/01/40	220,682
196,519	FNMA Pool #AB3864 (a)	3.50	11/01/41	213,294
593,296	FNMA Pool #AB5215 (a)	3.00	05/01/27	636,045
165,086	FNMA Pool #AD0791 (a)	4.76	02/01/20	194,548
165,623	FNMA Pool #AE0600 (a)	3.98	11/01/20	189,624
166,155	FNMA Pool #AE0605 (a)	4.67	07/01/20	195,725
459,659	FNMA Pool #AH3428 (a)	3.50	01/01/26	500,925
227,996	FNMA Pool #AJ0764 (a)	4.50	09/01/41	248,065

See Notes to Financial Statements.                             34                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value
$292,740	FNMA Pool #AL0149 (a)	4.00%	02/01/41	$322,752
319,194	FNMA Pool #AL0851 (a)	6.00	10/01/40	353,336
180,757	FNMA Pool #FN0009 (a)	3.42	10/01/20	201,079
60,021	FNMA, Series 2001-52, Class YZ (a)	6.50	10/25/31	68,954
28,109	FNMA, Series 2001-81, Class QG (a)	6.50	01/25/32	31,995
1,211,904	FNMA, Series 2003-64, Class KS (f)	9.35	07/25/18	1,365,208
225,000	FNMA, Series 2006-4, Class WE (a)	4.50	02/25/36	244,844
140,000	FNMA, Series 2010-M1, Class A2 (a)	4.45	09/25/19	161,700
290,000	FNMA, Series 2012-M12, Class 1A (a)(f)	2.84	08/25/22	304,863
355,000	G2SF3 - GNMA TBA	3.00	10/15/42	380,349
200,000	G2SF35 - GNMA TBA	3.50	10/15/42	218,813
8,829	GNMA II Pool #080610 (a)(f)	1.75	06/20/32	9,199
22,014	GNMA II Pool #081136 (a)(f)	2.13	11/20/34	22,987
28,162	GNMA II Pool #081432 (a)(f)	1.63	08/20/35	29,165
25,547	GNMA II Pool #081435 (a)(f)	1.63	08/20/35	26,456
				13,379,261

Principal Only Bonds - 0.0%
1,643,827	FHLMC, Series 3885, Class PO	-	11/15/33	1,542,590

U.S. Treasury Securities - 0.7%
15,685,000	U.S. Treasury Bill (k)	0.09-0.10	10/04/12	15,684,937
130,000	U.S. Treasury Bill (k)	0.10	12/13/12	129,979
205,000	U.S. Treasury Bond (a)	2.75	08/15/42	201,637
7,750,000	U.S. Treasury Inflation Indexed Bond (a)	0.63	04/15/13	8,485,694
140,000	U.S. Treasury Inflation Indexed Bonds (a)	2.13	02/15/41	215,704
710,000	U.S. Treasury Note (a)	0.88	01/31/17	720,983
2,585,000	U.S. Treasury Note (a)	0.75	06/30/17	2,604,995
980,000	U.S. Treasury Note (a)	0.63	08/31/17	980,766

Principal	Security Description	Rate	Maturity	Value

$625,000	U.S. Treasury Note (a)	1.75%	05/15/22	$633,887
				29,658,582

Total U.S. Government & Agency Obligations
(Cost $94,838,940)				101,431,918

Total Fixed Income Securities
(Cost $1,064,758,836)				1,182,273,419

Shares	Security Description	Value

Rights - 0.0%
150,000	Comdisco Holding Co., Inc. (b)(l)	11,250
3,334	Liberty Ventures (b)	90,271
9,057	Sears Hometown and Outlet Stores, Inc. (b)	24,635
Total Rights
(Cost $43,782)		126,156

Investment Companies - 8.5%
23,000	American Select Portfolio	255,760
50,529	BlackRock Credit Allocation Income Trust I, Inc.	537,123
61,990	BlackRock Floating Rate Income Fund	913,113
1,403,000	Consumer Staples Select Sector SPDR Fund (a)	50,269,490
69,698	Eaton Vance Limited Duration Income Fund	1,183,472
205,492	Financial Select Sector SPDR Fund	3,205,675
125,350	Invesco Van Kampen Senior Income Trust	628,003
21,000	iShares Barclays TIPS Bond Fund (b)	2,556,960
13,500	iShares iBoxx $ High Yield Corporate Bond Fund	1,246,995
61,198	PCM Fund, Inc.	759,467
30,000	PIMCO Income Opportunity Fund	906,900
98,012	PIMCO Income Strategy Fund II	1,119,297
35,000	ProShares UltraShort 20+ Year Treasury (a)(b)	545,650
31,100	SPDR Barclays Capital High Yield Bond ETF	1,250,842
1,888,062	SPDR S&P 500 ETF Trust (a)(c)(d)	271,748,764
83,891	SPDR S&P Homebuilders ETF	2,082,175
39,844	SPDR S&P Metals & Mining ETF	1,734,011
1,700,000	Sprott Physical Gold Trust (b)	25,840,000
7,400	WisdomTree Japan SmallCap Dividend Fund	313,094

Total Investment Companies
(Cost $311,536,163)		367,096,791

See Notes to Financial Statements.                            35                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate		Maturity		Value

Short-Term Investments - 0.1%
Commercial Paper - 0.1%
$2,220,000	Lloyds TSB Bank, PLC	0.25%		12/03/12		$2,219,029
2,755,000	RBS Holdings USA, Inc.	0.32		11/16/12		2,753,873
Total Commercial Paper
(Cost $4,972,902)						4,972,902
Total Short-Term Investments
(Cost $4,972,902)						4,972,902

Contracts	Security Description		Strike Price		Exp. Date	Value

Purchased Options - 1.2%
Call Options Purchased - 0.8%
630	Abbott Laboratories		$50.00		01/13	$1,178,100
1,600	Abbott Laboratories		45.00		01/13	3,732,000
238	Accenture PLC		45.00		01/13	599,760
2,625	Bed Bath & Beyond, Inc.		62.50		11/12	672,000
1,230	Berkshire Hathaway, Inc., Class B		90.00		12/12	147,600
225	Berkshire Hathaway, Inc., Class B		70.00		01/13	416,812
19,669	Financial Select Sector		17.00		01/13	314,704
2,340	Johnson & Johnson		65.00		01/13	959,400
1,440	Johnson & Johnson		50.00		01/13	2,700,000
1,700	Lowe's Cos., Inc.		15.00		01/13	2,575,500
5,640	Staples, Inc.		12.00		12/12	423,000
465	Target Corp.		40.00		01/13	1,060,200
3,150	The Coca-Cola Co.		27.50		01/13	3,307,500
1,426	The Procter & Gamble Co.		55.00		01/13	2,040,606
840	The Walt Disney Co.		35.00		01/13	1,440,600
327	The Walt Disney Co.		25.00		01/13	892,710
277	United Parcel Service, Inc., Class B		60.00		01/13	325,475
940	Walgreen Co.		38.00		01/13	85,540
365	Walgreen Co.		30.00		01/13	233,600
1,665	Walgreen Co.		25.00		01/13	1,839,825
1,850	Wal-Mart Stores, Inc.		50.00		01/13	4,430,750
443	Wal-Mart Stores, Inc.		42.50		01/13	1,384,375
4,460	Wells Fargo & Co.		22.50		01/13	5,396,600
Total Call Options Purchased
(Premiums Paid $21,596,326)						36,156,657

Contracts	Security Description		Strike Price		Exp. Date	Value

Put Options Purchased - 0.4%
50	Amazon.com, Inc.		$225.00		10/12	$2,800
135	Amazon.com, Inc.		175.00		01/13	16,808
7,897	iShares Russell 2000 Index Fund		80.00		11/12	931,846
839	SPDR S&P 500 ETF Trust		129.00		10/12	10,907
1,469	SPDR S&P 500 ETF Trust		138.00		11/12	183,625
20,070	SPDR S&P 500 ETF Trust		137.00		01/13	5,559,390
5,950	SPDR S&P 500 ETF Trust		133.00		01/13	1,219,750
6,335	SPDR S&P 500 ETF Trust		125.00		01/13	690,515
18,610	SPDR S&P 500 ETF Trust		60.00		01/13	18,610
12,656	SPDR S&P 500 ETF Trust		141.00		03/13	7,239,232
Total Put Options Purchased
(Premiums Paid $48,472,915)						15,873,483

Total Purchased Options
(Premiums Paid $70,069,241)						52,030,140
Total Long Positions - 78.0%
(Cost $2,925,576,934)*						$3,374,214,264
Total Short Positions - (36.3)%
(Cost $(1,547,058,313))*						(1,569,159,036)
Total Written Options - (0.5)%
(Premiums Received $(42,016,668))*						(23,881,534)
Other Assets & Liabilities, Net – 58.8%						2,543,337,839
Net Assets – 100.0%						$4,324,511,533

See Notes to Financial Statements.                             36                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2012

Shares	Security Description	Value

Short Positions - (36.3)%
Common Stock - (34.7)%
Consumer Discretionary - (6.9)%
(44,700)	Apollo Group, Inc., Class A	$(1,298,535)
(162,188)	Beazer Homes USA, Inc.	(575,767)
(139,600)	Body Central Corp.	(1,458,820)
(235,750)	Brookdale Senior Living, Inc.	(5,474,115)
(35,000)	Cabela's, Inc.	(1,913,800)
(493,558)	Callaway Golf Co.	(3,030,446)
(167,300)	CarMax, Inc.	(4,734,590)
(100,600)	Carnival Corp.	(3,665,864)
(31,300)	Chemed Corp.	(2,168,777)
(91,700)	Coach, Inc.	(5,137,034)
(61,400)	Coinstar, Inc.	(2,761,772)
(50,300)	Darden Restaurants, Inc.	(2,804,225)
(153,900)	Dick's Sporting Goods, Inc.	(7,979,715)
(28,750)	DIRECTV	(1,508,225)
(159,707)	DR Horton, Inc.	(3,296,352)
(184,600)	DreamWorks Animation SKG, Inc., Class A	(3,549,858)
(46,500)	EchoStar Corp., Class A	(1,332,690)
(91,400)	Emeritus Corp.	(1,913,916)
(91,200)	Equinix, Inc.	(18,791,760)
(184,500)	Fastenal Co.	(7,931,655)
(44,900)	Fossil, Inc.	(3,803,030)
(66,200)	FTI Consulting, Inc.	(1,766,216)
(152,500)	Genuine Parts Co.	(9,307,075)
(42,500)	Guess?, Inc.	(1,080,350)
(79,900)	Hanesbrands, Inc.	(2,547,212)
(75,000)	Harley-Davidson, Inc.	(3,177,750)
(38,600)	Hasbro, Inc.	(1,473,362)
(125,424)	Hawaiian Holdings, Inc.	(701,120)
(985,590)	Hertz Global Holdings, Inc.	(13,532,151)
(49,671)	Home Inns & Hotels Management, Inc., ADR	(1,231,841)
(104,900)	Hyatt Hotels Corp., Class A	(4,211,735)
(68,700)	Iconix Brand Group, Inc.	(1,253,088)
(85,200)	Interface, Inc.	(1,125,492)
(215,900)	Jakks Pacific, Inc.	(3,145,663)
(139,200)	JC Penney Co., Inc.	(3,381,168)
(122,649)	JetBlue Airways Corp.	(587,489)
(217,500)	Johnson Controls, Inc.	(5,959,500)
(128,600)	K12, Inc.	(2,597,720)
(151,400)	KB Home	(2,172,590)
(39,000)	Landauer, Inc.	(2,329,080)
(123,422)	Lennar Corp., Class A	(4,291,383)
(30,500)	Life Time Fitness, Inc.	(1,395,070)
(5,391)	Live Nation Entertainment, Inc.	(46,416)
(67,400)	LKQ Corp.	(1,246,900)
(142,000)	Ltd. Brands, Inc.	(6,994,920)
(43,800)	M/I Homes, Inc.	(847,092)
(24,400)	Meritage Homes Corp.	(927,932)
(38,646)	MGM Resorts International	(415,444)
(235,900)	Mobile Mini, Inc.	(3,941,889)
(110,500)	Monro Muffler Brake, Inc.	(3,888,495)
(18,000)	MSC Industrial Direct Co., Inc.	(1,214,280)
(20,300)	Navistar International Corp.	(428,127)
(8,875)	Netflix, Inc.	(483,155)
(83,000)	Nordstrom, Inc.	(4,579,940)
(94,000)	Nu Skin Enterprises, Inc., Class A	(3,650,020)
(320,700)	Orient-Express Hotels, Ltd., Class A	(2,854,230)
(36,600)	PACCAR, Inc.	(1,464,915)
(23,000)	priceline.com, Inc.	(14,230,790)
(121,550)	Pricesmart, Inc.	(9,203,766)
(343,200)	Quiksilver, Inc.	(1,139,424)
Shares	Security Description	Value
(158,600)	Rackspace Hosting, Inc.	$(10,481,874)
(503,970)	Regis Corp.	(9,262,969)
(50,000)	Robert Half International, Inc.	(1,331,500)
(46,000)	Royal Caribbean Cruises, Ltd.	(1,389,660)
(219,500)	Ruby Tuesday, Inc.	(1,591,375)
(83,100)	Rush Enterprises, Inc.	(1,600,506)
(73,000)	Signet Jewelers, Ltd.	(3,559,480)
(43,075)	Sonic Automotive, Inc., Class A	(817,563)
(245,600)	Southwest Airlines Co.	(2,153,912)
(661,239)	Standard Pacific Corp.	(4,469,976)
(109,000)	The Home Depot, Inc.	(6,580,330)
(136,448)	The Interpublic Group of Cos., Inc.	(1,517,302)
(22,000)	The McGraw-Hill Cos., Inc.	(1,200,980)
(221,900)	The Pep Boys-Manny, Moe & Jack	(2,258,942)
(9,197)	The Ryland Group, Inc.	(275,910)
(91,000)	Tiffany & Co.	(5,631,080)
(4,861)	Time Warner Cable, Inc.	(462,087)
(192,900)	Titan Machinery, Inc.	(3,912,012)
(130,600)	TiVo, Inc.	(1,362,158)
(6,290)	Toll Brothers, Inc.	(209,017)
(161,800)	Under Armour, Inc., Class A	(9,033,294)
(33,996)	United Continental Holdings, Inc.	(662,922)
(75,100)	Vail Resorts, Inc.	(4,329,515)
(69,000)	ValueClick, Inc.	(1,186,110)
(18,566)	Viacom, Inc., Class B	(994,952)
(242,850)	Wabash National Corp.	(1,731,520)
(65,243)	WESCO International, Inc.	(3,731,900)
(29,200)	Williams-Sonoma, Inc.	(1,283,924)
(93,000)	Yum! Brands, Inc.	(6,169,620)
		(299,148,126)

Consumer Staples - (2.0)%
(186,100)	Accretive Health, Inc.	(2,076,876)
(102,900)	AVEO Pharmaceuticals, Inc.	(1,071,189)
(40,137)	Bunge, Ltd.	(2,691,186)
(39,600)	Campbell Soup Co.	(1,378,872)
(39,300)	Centene Corp.	(1,470,213)
(240,000)	Chiquita Brands International, Inc.	(1,833,600)
(51,800)	Coca-Cola Enterprises, Inc.	(1,619,786)
(109,200)	DENTSPLY International, Inc.	(4,164,888)
(313,938)	Dole Food Co., Inc.	(4,404,550)
(64,700)	FleetCor Technologies, Inc.	(2,898,560)
(174,900)	Green Dot Corp., Class A	(2,139,027)
(22,900)	HeartWare International, Inc.	(2,163,821)
(44,400)	IPC The Hospitalist Co., Inc.	(2,029,080)
(43,000)	Iron Mountain, Inc.	(1,466,730)
(31,000)	Kellogg Co.	(1,601,460)
(59,150)	Masimo Corp.	(1,430,247)
(82,600)	Matthews International Corp., Class A	(2,463,132)
(111,400)	McGrath RentCorp	(2,906,426)
(150,000)	OraSure Technologies, Inc.	(1,668,000)
(73,700)	Ritchie Bros. Auctioneers, Inc.	(1,417,251)
(311,100)	ServiceSource International, Inc.	(3,191,886)
(73,753)	Sunrise Senior Living, Inc.	(1,052,455)
(49,000)	Sysco Corp.	(1,532,230)
(51,600)	The Advisory Board Co.	(2,468,028)
(41,000)	The Brink's Co.	(1,053,290)
(122,700)	The Estee Lauder Cos., Inc., Class A	(7,554,639)
(62,000)	The Kroger Co.	(1,459,480)
(56,856)	Tootsie Roll Industries, Inc.	(1,533,975)
(76,000)	Tyson Foods, Inc., Class A	(1,217,520)
(524,300)	United Rentals, Inc.	(17,149,853)
(36,055)	Universal Corp.	(1,835,921)
(19,900)	Varian Medical Systems, Inc.	(1,200,368)

See Notes to Financial Statements.                            37                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2012

Shares	Security Description	Value
(23,000)	Whole Foods Market, Inc.	$(2,240,200)
		(86,384,739)

Energy - (1.7)%
(294,400)	Abraxas Petroleum Corp.	(677,120)
(40,200)	Approach Resources, Inc.	(1,211,226)
(195,700)	Arch Coal, Inc.	(1,238,781)
(33,200)	Cabot Oil & Gas Corp.	(1,490,680)
(100,700)	Carrizo Oil & Gas, Inc.	(2,518,507)
(110,100)	Cheniere Energy, Inc.	(1,712,055)
(223,830)	Chesapeake Energy Corp.	(4,223,672)
(14,900)	Concho Resources, Inc.	(1,411,775)
(36,200)	Devon Energy Corp.	(2,190,100)
(19,050)	Dril-Quip, Inc.	(1,369,314)
(104,300)	Enbridge, Inc.	(4,070,829)
(76,495)	Energy XXI Bermuda, Ltd.	(2,673,500)
(22,900)	EQT Corp.	(1,351,100)
(155,800)	EXCO Resources, Inc.	(1,247,958)
(162,300)	Forest Oil Corp.	(1,371,435)
(71,305)	Goodrich Petroleum Corp.	(901,295)
(39,800)	Gulfport Energy Corp.	(1,244,148)
(131,000)	Helix Energy Solutions Group, Inc.	(2,393,370)
(50,412)	Hornbeck Offshore Services, Inc.	(1,847,600)
(11,800)	Kinder Morgan Energy Partners LP	(973,500)
(386,800)	Magnum Hunter Resources Corp.	(1,717,392)
(46,479)	Newpark Resources, Inc.	(344,409)
(60,600)	Northern Oil and Gas, Inc.	(1,029,594)
(29,000)	ONEOK, Inc.	(1,400,990)
(11,836)	Peabody Energy Corp.	(263,825)
(12,600)	PetroChina Co., Ltd., ADR	(1,627,416)
(57,795)	Petroquest Energy, Inc.	(387,805)
(58,100)	Range Resources Corp.	(4,059,447)
(463,500)	Resolute Energy Corp.	(4,111,245)
(23,957)	Sanchez Energy Corp.	(489,442)
(641,664)	SandRidge Energy, Inc.	(4,472,398)
(102,000)	Seadrill, Ltd.	(4,000,440)
(36,900)	Southwestern Energy Co.	(1,283,382)
(48,100)	Spectra Energy Corp.	(1,412,216)
(84,640)	Subsea 7 SA	(1,963,905)
(88,200)	TransCanada Corp.	(4,013,100)
(50,000)	Ultra Petroleum Corp.	(1,099,000)
(138,462)	Western Refining, Inc.	(3,624,935)
		(73,418,906)

Financial - (7.7)%
(11,383)	Affiliated Managers Group, Inc.	(1,400,109)
(20,392,000)	Agricultural Bank of China, Ltd., Class H	(7,942,152)
(93,294)	Air Lease Corp.	(1,903,198)
(35,900)	Alexander & Baldwin, Inc.	(1,060,127)
(19,080)	Alexandria Real Estate Equities, Inc. REIT	(1,402,762)
(333,415)	American Equity Investment Life Holding Co.	(3,877,616)
(74,115)	Amtrust Financial Services, Inc.	(1,898,826)
(58,024)	Aspen Insurance Holdings, Ltd.	(1,769,152)
(1,974,895)	Banco Santander SA, ADR	(14,732,717)
(1,501,008)	Bank of America Corp.	(13,253,901)
(21,410,000)	Bank of China, Ltd., Class H	(8,145,356)
(12,159,000)	Bank of Communications Co., Ltd., Class H	(8,248,121)
(635,008)	Barclays PLC, ADR	(8,807,561)
(364,000)	BB&T Corp.	(12,070,240)
(25,000)	Boston Properties, Inc. REIT	(2,765,250)
Shares	Security Description	Value
(57,250)	Brown & Brown, Inc.	$(1,492,508)
(17,000)	Camden Property Trust REIT	(1,096,330)
(35,000)	Cardinal Health, Inc.	(1,363,950)
(859,044)	CBIZ, Inc.	(5,171,445)
(69,100)	CBRE Group, Inc., Class A	(1,272,131)
(14,627,000)	China Citic Bank Corp, Ltd., Class H	(6,941,838)
(11,812,000)	China Construction Bank Corp., Class H	(8,195,531)
(4,575,000)	China Merchants Bank Co., Ltd., Class H	(7,705,586)
(67,100)	Cincinnati Financial Corp.	(2,542,419)
(108,300)	Community Bank System, Inc.	(3,052,977)
(206,573)	Deutsche Bank AG	(8,190,620)
(45,129)	DFC Global Corp.	(773,962)
(50,600)	Eaton Vance Corp.	(1,465,376)
(629,000)	Erste Group Bank AG	(14,036,065)
(257,100)	First Horizon National Corp.	(2,475,873)
(145,400)	First Potomac Realty Trust REIT	(1,872,752)
(141,500)	FNB Corp.	(1,586,215)
(114,797)	Forest City Enterprises, Inc., Class A	(1,819,532)
(37,600)	Global Payments, Inc.	(1,572,808)
(1,823,909)	Grupo Financiero Banorte SAB de CV	(10,308,573)
(95,500)	HCP, Inc. REIT	(4,247,840)
(113,059)	Health Care REIT, Inc.	(6,529,157)
(29,000)	Highwoods Properties, Inc. REIT	(945,980)
(24,500)	Home Properties, Inc. REIT	(1,501,115)
(14,047,000)	Industrial & Commercial Bank of China, Class H	(8,296,988)
(11,800)	IntercontinentalExchange, Inc.	(1,574,238)
(4,264)	Jefferies Group, Inc.	(58,374)
(101,141)	KeyCorp	(883,972)
(113,566)	KKR Financial Holdings, LLC	(1,141,338)
(37,802)	Knight Capital Group, Inc., Class A	(101,309)
(50,000)	Lazard, Ltd., Class A	(1,461,500)
(80,879)	MetLife, Inc.	(2,787,090)
(218,000)	Morgan Stanley	(3,649,320)
(21,100)	Morningstar, Inc.	(1,321,704)
(562,454)	National Financial Partners Corp.	(9,505,473)
(70,500)	National Retail Properties, Inc. REIT	(2,150,250)
(86,700)	NBT Bancorp, Inc.	(1,913,469)
(309,000)	New York Community Bancorp, Inc.	(4,375,440)
(1,414,000)	Nordea Bank AB	(13,981,138)
(161,600)	Old Republic International Corp.	(1,502,880)
(96,677)	Oriental Financial Group, Inc.	(1,017,042)
(759,500)	OTP Bank PLC	(13,332,524)
(46,000)	Paychex, Inc.	(1,531,340)
(152,900)	Plum Creek Timber Co., Inc. REIT	(6,703,136)
(41,600)	Potlatch Corp. REIT	(1,554,592)
(375,100)	Radian Group, Inc.	(1,627,934)
(111,000)	Royal Bank of Canada	(6,372,510)
(152,200)	S&T Bancorp, Inc.	(2,680,242)
(18,600)	Signature Bank	(1,247,688)
(832,000)	Swedbank AB, Class A	(15,629,765)
(1,064,453)	Synovus Financial Corp.	(2,522,754)
(355,600)	TCF Financial Corp.	(4,245,864)
(79,900)	TD Ameritrade Holding Corp.	(1,228,063)
(150,000)	The Progressive Corp.	(3,111,000)
(61,400)	United Bankshares, Inc.	(1,529,474)
(396,500)	Valley National Bancorp	(3,972,930)
(318,500)	Wells Fargo & Co.	(10,997,805)
(84,300)	Westamerica Bancorp.	(3,966,315)
(260,700)	Weyerhaeuser Co. REIT	(6,814,698)
(47,159)	Wintrust Financial Corp.	(1,771,764)
		(331,999,594)

See Notes to Financial Statements.                             38                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2012

Shares	Security Description	Value
Healthcare - (2.5)%
(445,900)	Accuray, Inc.	$(3,156,972)
(209,000)	Achillion Pharmaceuticals, Inc.	(2,175,690)
(38,004)	Alere, Inc.	(740,698)
(52,700)	Becton Dickinson and Co.	(4,140,112)
(42,000)	Cerner Corp.	(3,251,220)
(29,550)	Covance, Inc.	(1,379,689)
(375,969)	Cubist Pharmaceuticals, Inc.	(17,926,202)
(251,016)	Endo Health Solutions, Inc.	(7,962,228)
(140,447)	Exelixis, Inc.	(676,955)
(100,374)	HealthSouth Corp.	(2,414,998)
(38,000)	Hill-Rom Holdings, Inc.	(1,104,280)
(59,400)	Hologic, Inc.	(1,202,256)
(22,936)	Illumina, Inc.	(1,105,515)
(50,500)	Insulet Corp.	(1,089,790)
(29,965)	Isis Pharmaceuticals, Inc.	(421,608)
(16,000)	Laboratory Corp. of America Holdings	(1,479,520)
(12,749)	LifePoint Hospitals, Inc.	(545,402)
(62,000)	Medivation, Inc.	(3,494,320)
(33,700)	Mednax, Inc.	(2,508,965)
(102,100)	Molina Healthcare, Inc.	(2,567,815)
(590,800)	Mylan, Inc.	(14,415,520)
(38,900)	NuVasive, Inc.	(891,199)
(40,108)	Omnicare, Inc.	(1,362,469)
(370,455)	PSS World Medical, Inc.	(8,438,965)
(36,015)	Sequenom, Inc.	(127,133)
(21,600)	Techne Corp.	(1,553,904)
(54,500)	Teleflex, Inc.	(3,751,780)
(18,856)	The Medicines Co.	(486,673)
(46,600)	Theravance, Inc.	(1,207,406)
(62,500)	VCA Antech, Inc.	(1,233,125)
(332,600)	ViroPharma, Inc.	(10,051,172)
(130,600)	Volcano Corp.	(3,731,242)
(23,929)	Wright Medical Group, Inc.	(529,070)
		(107,123,893)

Industrial - (6.2)%
(70,300)	ADA-ES, Inc.	(1,659,783)
(34,900)	Agilent Technologies, Inc.	(1,341,905)
(147,500)	Altra Holdings, Inc.	(2,684,500)
(330,214)	AM Castle & Co.	(4,124,373)
(25,500)	Armstrong World Industries, Inc.	(1,182,435)
(681,000)	Atlas Copco AB, Class A	(15,892,903)
(11,200)	Bristow Group, Inc.	(566,160)
(157,500)	Caterpillar, Inc.	(13,551,300)
(133,442)	Cemex SAB de CV, ADR	(1,111,572)
(21,750)	CH Robinson Worldwide, Inc.	(1,273,462)
(14,291)	Chart Industries, Inc.	(1,055,390)
(26,900)	Clean Harbors, Inc.	(1,314,065)
(276,000)	Colfax Corp.	(10,120,920)
(39,400)	Con-way, Inc.	(1,078,378)
(439,779)	Covanta Holding Corp.	(7,546,608)
(31,800)	Crown Holdings, Inc.	(1,168,650)
(53,700)	CSX Corp.	(1,114,275)
(12,800)	Cummins, Inc.	(1,180,288)
(254,800)	Donaldson Co., Inc.	(8,844,108)
(259,267)	DryShips, Inc.	(606,685)
(273,507)	Eaton Corp.	(12,925,941)
(161,000)	Emerson Electric Co.	(7,771,470)
(35,300)	Expeditors International of Washington, Inc.	(1,283,508)
(112,000)	FEI Co.	(5,992,000)
(219,000)	FLSmidth & Co. A/S	(12,702,491)
(88,000)	Fluor Corp.	(4,952,640)
(60,100)	Genco Shipping & Trading, Ltd.	(221,168)
Shares	Security Description	Value
(81,601)	General Cable Corp.	$(2,397,437)
(560,700)	General Electric Co.	(12,733,497)
(65,700)	Gentex Corp.	(1,117,557)
(44,800)	Golar LNG, Ltd.	(1,728,832)
(12,006)	Greenbrier Cos., Inc.	(193,777)
(270,000)	Greif, Inc., Class A	(11,928,600)
(280,400)	Griffon Corp.	(2,888,120)
(104,000)	HMS Holdings Corp.	(3,476,720)
(21,300)	Illinois Tool Works, Inc.	(1,266,711)
(61,600)	Imax Corp.	(1,226,456)
(25,000)	Jabil Circuit, Inc.	(468,000)
(13,700)	Joy Global, Inc.	(768,022)
(161,942)	Kaman Corp.	(5,807,240)
(347)	Kansas City Southern	(26,296)
(23,000)	Kirby Corp.	(1,271,440)
(5,400)	L-3 Communications Holdings, Inc.	(387,234)
(52,400)	Martin Marietta Materials, Inc.	(4,342,388)
(35,900)	Matson, Inc.	(750,669)
(80,500)	National Instruments Corp.	(2,026,185)
(22,900)	Nordson Corp.	(1,342,398)
(55,900)	Pall Corp.	(3,549,091)
(87,183)	PHH Corp.	(1,774,174)
(8,000)	Precision Castparts Corp.	(1,306,720)
(13,000)	Roper Industries, Inc.	(1,428,570)
(94,300)	RTI International Metals, Inc.	(2,257,542)
(834,000)	Sandvik AB	(11,318,825)
(250,200)	Sealed Air Corp.	(3,868,092)
(24,500)	Silgan Holdings, Inc.	(1,065,995)
(652,500)	SKF AB, Class B	(14,075,516)
(71,382)	Swift Transportation Co.	(615,313)
(30,500)	Texas Industries, Inc.	(1,239,825)
(46,800)	The Babcock & Wilcox Co.	(1,191,996)
(10,300)	TransDigm Group, Inc.	(1,461,261)
(145,300)	TTM Technologies, Inc.	(1,370,179)
(13,302)	United Technologies Corp.	(1,041,413)
(94,500)	Valmont Industries, Inc.	(12,426,750)
(272,261)	Vishay Intertechnology, Inc.	(2,676,326)
(395,000)	Wartsila OYJ Abp	(13,679,676)
(140,300)	Waste Connections, Inc.	(4,244,075)
(132,750)	Waste Management, Inc.	(4,258,620)
(12,000)	Waters Corp.	(999,960)
(50,800)	Werner Enterprises, Inc.	(1,085,596)
(5,500)	XPO Logistics, Inc.	(67,320)
		(266,417,392)

Information Technology - (4.2)%
(214,000)	Akamai Technologies, Inc.	(8,187,640)
(32,100)	Analog Devices, Inc.	(1,257,999)
(103,200)	ANSYS, Inc.	(7,574,880)
(13,280)	Apple, Inc.	(8,861,213)
(61,400)	Aspen Technology, Inc.	(1,587,190)
(249,000)	Autodesk, Inc.	(8,309,130)
(112,600)	Bottomline Technologies, Inc.	(2,780,094)
(36,350)	Broadcom Corp., Class A	(1,256,983)
(45,000)	Broadridge Financial Solutions, Inc.	(1,049,850)
(82,600)	CACI International, Inc., Class A	(4,277,854)
(639,565)	Cadence Design Systems, Inc.	(8,228,004)
(78,000)	Cavium, Inc.	(2,599,740)
(246,688)	Ciena Corp.	(3,354,957)
(16,900)	Cognizant Technology Solutions Corp., Class A	(1,181,648)
(21,600)	Concur Technologies, Inc.	(1,592,568)
(91,000)	Constant Contact, Inc.	(1,583,400)
(15,900)	Digital River, Inc.	(264,894)
(19,206)	Electronic Arts, Inc.	(243,724)

See Notes to Financial Statements.                             39                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2012

Shares	Security Description	Value
(48,700)	Fortinet, Inc.	$(1,175,618)
(423,713)	GT Advanced Technologies, Inc.	(2,309,236)
(40,400)	IHS, Inc., Class A	(3,932,940)
(245,000)	Intel Corp.	(5,556,600)
(140,500)	Intersil Corp., Class A	(1,229,375)
(101,988)	Lam Research Corp.	(3,241,688)
(48,000)	Linear Technology Corp.	(1,528,800)
(212,600)	Maxwell Technologies, Inc.	(1,726,312)
(91,000)	Medidata Solutions, Inc.	(3,776,500)
(141,875)	Mentor Graphics Corp.	(2,196,225)
(237,990)	Microchip Technology, Inc.	(7,791,792)
(235,084)	Micron Technology, Inc.	(1,406,978)
(34,500)	MSCI, Inc., Class A	(1,234,755)
(157,400)	NetApp, Inc.	(5,175,312)
(47,000)	NetSuite, Inc.	(2,998,600)
(406,900)	Nuance Communications, Inc.	(10,127,741)
(579,140)	ON Semiconductor Corp.	(3,573,294)
(43,400)	Opnet Technologies, Inc.	(1,478,638)
(50,100)	Pegasystems, Inc.	(1,454,904)
(696,140)	Photronics, Inc.	(3,738,272)
(71,200)	QLIK Technologies, Inc.	(1,595,592)
(255,200)	QLogic Corp.	(2,914,384)
(50,480)	Radisys Corp.	(181,728)
(12,500)	Rambus, Inc.	(69,250)
(54,100)	RealPage, Inc.	(1,222,660)
(85,400)	Rosetta Stone, Inc.	(1,088,850)
(286,649)	Rudolph Technologies, Inc.	(3,009,814)
(72,500)	Salesforce.com, Inc.	(11,070,025)
(70,000)	SEI Investments Co.	(1,501,500)
(38,900)	Silicon Laboratories, Inc.	(1,429,964)
(26,100)	Solera Holdings, Inc.	(1,145,007)
(23,600)	Sourcefire, Inc.	(1,157,108)
(88,950)	Symantec Corp.	(1,601,100)
(177,100)	SYNNEX Corp.	(5,769,918)
(481,445)	Take-Two Interactive Software, Inc.	(5,021,471)
(16,300)	The Dun & Bradstreet Corp.	(1,297,806)
(33,600)	Ultimate Software Group, Inc.	(3,430,560)
(86,650)	Unisys Corp.	(1,804,053)
(35,100)	VeriFone Systems, Inc.	(977,535)
(72,620)	VeriSign, Inc.	(3,535,868)
(16,300)	VMware, Inc., Class A	(1,576,862)
		(181,246,403)

Materials - (1.6)%
(13,400)	Air Products & Chemicals, Inc.	(1,108,180)
(46,600)	Allied Nevada Gold Corp.	(1,820,196)
(25,025)	AngloGold Ashanti, Ltd., ADR	(877,126)
(23,000)	ArcelorMittal	(332,120)
(91,900)	BHP Billiton, Ltd., ADR	(6,305,259)
(57,400)	Compass Minerals International, Inc.	(4,281,466)
(50,200)	Ecolab, Inc.	(3,253,462)
(35,400)	Freeport-McMoRan Copper & Gold, Inc.	(1,401,132)
(308,920)	Horsehead Holding Corp.	(2,885,313)
(19,600)	International Flavors & Fragrances, Inc.	(1,167,768)
(18,382)	Kaiser Aluminum Corp.	(1,073,325)
(54,600)	Methanex Corp.	(1,558,284)
(1,926,621)	Mexichem SAB de CV	(9,188,748)
(15,000)	POSCO, ADR	(1,223,100)
(28,500)	Potash Corp. of Saskatchewan, Inc.	(1,237,470)
(28,400)	Praxair, Inc.	(2,950,192)
(130,100)	Rio Tinto PLC, ADR	(6,083,476)
(18,100)	Royal Gold, Inc.	(1,807,466)
(59,600)	Sigma-Aldrich Corp.	(4,289,412)
Shares	Security Description	Value
(222,144)	Southern Copper Corp.	$(7,632,868)
(16,300)	Steel Dynamics, Inc.	(183,049)
(31,623)	Sterlite Industries India, Ltd., ADR	(240,018)
(177,206)	Stillwater Mining Co.	(2,089,259)
(159,000)	The Dow Chemical Co.	(4,604,640)
(177,131)	Thompson Creek Metals Co., Inc.	(504,823)
(147,800)	Turquoise Hill Resources, Ltd.	(1,253,344)
(31,000)	Vale SA, ADR	(554,900)
		(69,906,396)

Telecommunication Services - (1.7)%
(95,400)	Alaska Communications Systems Group, Inc.	(215,604)
(44,400)	Baidu, Inc., ADR	(5,186,808)
(49,000)	BroadSoft, Inc.	(2,009,980)
(57,400)	Cablevision Systems Corp., Class A	(909,790)
(18,566)	CBS Corp., Class B, Non-Voting Shares	(674,503)
(235,400)	Clearwire Corp., Class A	(317,790)
(179,300)	comScore, Inc.	(2,734,325)
(94,129)	Comtech Telecommunications Corp.	(2,601,726)
(106,500)	DealerTrack Holdings, Inc.	(2,966,025)
(102,700)	HealthStream, Inc.	(2,922,842)
(14,800)	InterDigital, Inc.	(551,744)
(15,541)	Iridium Communications, Inc.	(113,760)
(68,205)	Ixia	(1,096,054)
(34,050)	John Wiley & Sons, Inc., Class A	(1,564,597)
(66,456)	Level 3 Communications, Inc.	(1,526,494)
(505,800)	Limelight Networks, Inc.	(1,183,572)
(35,400)	LinkedIn Corp.	(4,262,160)
(19,200)	Liquidity Services, Inc.	(964,032)
(56,200)	LogMeIn, Inc.	(1,260,566)
(75,400)	Nielsen Holdings NV	(2,260,492)
(303,800)	NII Holdings, Inc.	(2,384,830)
(25,700)	Omnicom Group, Inc.	(1,325,092)
(34,200)	Plantronics, Inc.	(1,208,286)
(61,404)	SBA Communications Corp., Class A	(3,862,312)
(196,200)	Shaw Communications, Inc., Class B	(4,022,100)
(988,686)	Sirius XM Radio, Inc.	(2,570,584)
(19,260)	Time Warner, Inc.	(873,056)
(99,200)	ViaSat, Inc.	(3,708,096)
(543,108)	Virgin Media, Inc.	(15,989,100)
(204,616)	WebMD Health Corp.	(2,870,762)
		(74,137,082)

Utilities - (0.2)%
(282,200)	Atlantic Power Corp.	(4,221,712)
(65,100)	CenterPoint Energy, Inc.	(1,386,630)
(14,300)	ITC Holdings Corp.	(1,080,794)
(17,700)	National Fuel Gas Co.	(956,508)
(23,700)	OGE Energy Corp.	(1,314,402)
		(8,8960,046)

Total Common Stock (Cost $(1,471,685,443))	(1,498,742,577)

Investment Companies - (1.6)%
(37,743)	iShares Barclays 20+ Year Treasury Bond Fund	(4,688,813)
(149,900)	iShares FTSE/Xinhua China 25 Index Fund	(5,188,039)
(233,000)	iShares MSCI Australia Index Fund	(5,543,070)
(69,700)	iShares MSCI Brazil Index Fund	(3,767,285)

See Notes to Financial Statements.                            40                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2012

Shares	Security Description	Value
(67,000)	iShares MSCI Canada Index Fund	$(1,906,820)
(330,000)	iShares MSCI Hong Kong Index Fund	(6,006,000)
(67,095)	iShares Russell 2000 Index Fund	(5,599,748)
(54,000)	Market Vectors Russia ETF	(1,554,660)
(8,388)	Midcap SPDR Trust, Series 1	(1,509,169)
(4,193)	SPDR Gold Trust	(721,280)
(211,561)	SPDR S&P 500 ETF Trust	(30,449,975)
(80,000)	SPDR S&P Metals & Mining ETF	(3,481,600)

Total Investment Companies (Cost $(75,372,870))	(70,416,459)

Total Short Positions - (36.3)% (Cost $(1,547,058,313))	$(1,569,159,036)

See Notes to Financial Statements.                             41                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2012

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (0.5)%

Call Options Written - (0.2)%
(1,221)	Abbott Laboratories	$67.50	02/13	$(332,112)
(855)	Accenture, PLC	67.50	02/13	(395,010)
(50)	Amazon.com, Inc.	250.00	10/12	(42,250)
(45)	Amazon.com, Inc.	175.00	01/13	(365,850)
(595)	American Express Co.	62.50	04/13	(81,515)
(179)	Apple, Inc.	750.00	04/13	(564,745)
(50)	Apple, Inc.	675.00	04/13	(301,750)
(65)	Apple, Inc.	640.00	04/13	(511,875)
(6,642)	Bank of America Corp.	12.00	05/13	(132,840)
(2,625)	Bed Bath & Beyond, Inc.	65.00	11/12	(364,875)
(225)	Bed Bath & Beyond, Inc.	60.00	01/13	(128,025)
(1,128)	Bed, Bath & Beyond, Inc.	75.00	02/13	(84,600)
(2,123)	CarMax, Inc.	40.00	04/13	(26,538)
(107)	Chipotle Mexican Grill, Inc.	325.00	03/13	(289,970)
(432)	Franklin Resources	130.00	04/13	(280,800)
(179)	Goldman Sachs Group, Inc.	120.00	04/13	(110,980)
(75)	Google, Inc.	850.00	03/13	(140,550)
(2,900)	iShares Russell 2000 Index Fund	81.00	11/12	(1,133,900)
(1,137)	Johnson & Johnson	75.00	04/13	(36,384)
(1,125)	Kohl's Corp.	60.00	04/13	(95,625)
(2,066)	Lowe's Cos., Inc.	33.00	04/13	(235,524)
(760)	Quest Diagnostics, Inc.	70.00	02/13	(70,300)
(447)	Rotal Caribbean Cruise, Ltd.	30.00	01/13	(107,280)
(5,950)	SPDR S&P 500 ETF Trust	140.00	01/13	(4,325,650)
(1,337)	Target Corp.	75.00	04/13	(36,099)
(1,908)	The Bank of New York Mellon Corp.	25.00	03/13	(106,848)
(962)	The Boeing Co.	80.00	02/13	(60,606)
(3,150)	The Coca-Cola Co.	40.00	02/13	(204,750)
(2,026)	The Procter & Gamble Co.	72.50	04/13	(232,990)
(1,239)	The Walt Disney Co.	57.50	04/13	(136,290)
(718)	UPS, Inc.	77.50	04/13	(74,672)
(2,660)	Walgreen Co.	40.00	04/13	(215,460)
(1,613)	Wal-Mart Stores, Inc.	80.00	03/13	(104,845)
(4,482)	Wells Fargo & Co.	39.00	04/13	(286,848)

Total Call Options Written (Premiums Received $(10,988,864))				(11,618,356)
Put Options Written - (0.3)%
(500)	Accenture PLC	40.00	01/13	(5,000)
(50)	Amazon.com, Inc.	200.00	10/12	(850)
(135)	Amazon.com, Inc.	155.00	01/13	(9,315)
(70)	Apple, Inc.	475.00	01/13	(28,000)
(25)	Apple, Inc.	600.00	01/14	(188,250)

Contracts	Security Description	Strike Price	Exp. Date	Value
(6,800)	Bank of America Corp.	$7.50	01/13	$(170,000)
(1,750)	Bed Bath & Beyond, Inc.	60.00	01/13	(465,500)
(205)	Berkshire Hathaway, Inc., Class B	85.00	01/14	(115,210)
(1,700)	Berkshire Hathaway, Inc., Class B	90.00	01/13	(595,000)
(1,210)	CarMax, Inc.	35.00	10/12	(810,700)
(107)	Chipotle Mexican Grill, Inc.	220.00	03/13	(47,080)
(260)	Coach, Inc.	45.00	02/13	(44,200)
(880)	Decker's Outdoor Corp.	40.00	01/14	(1,042,800)
(500)	Expeditors International of Washington, Inc.	32.50	01/13	(42,500)
(1,194)	iShares Russell 2000 Index Fund	75.00	11/12	(585)
(5,800)	iShares Russell 2000 Index Fund	70.00	11/12	(92,800)
(1,400)	JPMorgan Chase & Co.	35.00	01/14	(504,000)
(425)	Kohl's Corp.	57.50	01/13	(303,875)
(450)	Kohl's Corp.	50.00	01/13	(108,000)
(730)	Kohl's Corp.	38.00	01/13	(18,250)
(1,400)	Lowe's Cos., Inc.	30.00	01/13	(238,000)
(1,475)	Lowe's Cos., Inc.	22.50	01/13	(33,925)
(5,950)	SPDR S&P 500 ETF Trust	115.00	01/13	(297,500)
(10,603)	SPDR S&P 500 ETF Trust	110.00	01/13	(349,899)
(12,656)	SPDR S&P 500 ETF Trust	129.00	03/13	(3,404,464)
(6,335)	SPDR S&P 500 ETF Trust	113.00	06/13	(1,434,877)
(1,410)	Staples, Inc.	12.00	01/14	(334,875)
(1,050)	Target Corp.	40.00	01/13	(10,500)
(185)	The Bank of New York Mellon Corp.	30.00	01/13	(128,575)
(1,000)	The Bank of New York Mellon Corp.	25.00	01/13	(281,500)
(460)	The Bank of New York Mellon Corp.	20.00	01/13	(21,620)
(743)	The Boeing Co.	82.50	01/13	(997,478)
(300)	The Coca-Cola Co.	38.75	01/13	(53,100)
(775)	The Walt Disney Co.	45.00	01/13	(38,750)
(1,400)	Walgreen Co.	30.00	01/13	(42,000)
(1,050)	Wal-Mart Stores, Inc.	40.00	01/13	(4,200)

Total Put Options Written (Premiums Received $(31,027,804))	(12,263,178)

Total Written Options - (0.5)% (Premiums Received $(42,016,668))	$(23,881,534)

See Notes to Financial Statements.                            42                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2012

ADR	American Depositary Receipt
BKNT	Bank Note
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	All or a portion of this security is held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Subject to call option written by the Fund.
(d)	Subject to put option written by the Fund.
(e)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $212,976,335 or 4.9% of net assets.
(f)	Variable rate security. Rate presented is as of September 30, 2012.
(g)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $10,567,705 or 0.2% of net assets.
(h)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of September 30, 2012.
(i)	Security is currently in default and is on scheduled interest or principal payment.
(j)	Zero coupon bond. Interest rate presented is yield to maturity.
(k)	Rate presented is yield to maturity.
(l)
Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.

At September 30, 2012, the Fund held the following credit default swap agreement:

Credit Default Swap – Sell Protection

Counterparty	Reference Entity / Obligation	Receive Rate	Termination Date	Credit Spread as of 09/30/12(1)	Notional Amount	Net Unrealized Appreciation
Barclays Capital, Inc.	Index CDX HY CDS	5.00%	06/20/17	4.85%	$(990,000)	$79,493

(1)
Credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer.  Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

The notional amounts are equal to the potential payment that the Fund could be required to make as a seller of credit protection.

The Fund enters contracts to sell protection to create a long credit position. Credit events that could require payment are bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

At September 30, 2012, the Fund held the following futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)

6	U.S. 10-year Note Future	12/31/12	$795,104	$5,802
12	U.S. Ultra Bond Future	12/31/12	1,993,886	(11,261)

(600)	Euro FX Currency Future	12/20/12	(96,781,350)	316,350
(4,800)	Russell 2000 Mini Future	12/21/12	(403,219,357)	2,707,357
(5,000)	S&P 500 Emini Future	12/21/12	(355,701,313)	(2,861,187)
(855)	U.S. 10-year Note Future	12/31/12	(113,625,964)	(503,177)
(40)	U.S. 2-year Note Future	12/31/12	(8,815,000)	(6,250)
(160)	U.S. 5-year Note Future	12/31/12	(19,880,000)	(61,250)
(20)	U.S. Long Bond Future	12/31/12	(2,988,124)	624

$(998,222,118)	$(412,992)

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$654,646,832
Gross Unrealized Depreciation	(209,975,091)
Net Unrealized Appreciation	$444,671,741

See Notes to Financial Statements.                            43                                         ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2012

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2012.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Consumer Discretionary	$386,449,667	$-	$-	$386,449,667
Consumer Staples	265,228,035	-	-	265,228,035
Energy	90,783,586	-	-	90,783,586
Financial	278,836,099	-	-	278,836,099
Healthcare	198,170,775	-	-	198,170,775
Industrial	82,929,918	-	-	82,929,918
Information Technology	182,355,951	-	-	182,355,951
Materials	52,988,993	-	-	52,988,993
Telecommunication Services	115,667,804	-	-	115,667,804
Utilities	25,549,601	-	-	25,549,601
Preferred Stock
Consumer Discretionary	5,844,539	-	-	5,844,539
Consumer Staples	2,422,147	3,594,707	-	6,016,854
Energy	12,322,480	2,858,408	-	15,180,888
Financial	37,610,141	832,885	-	38,443,026
Healthcare	8,910,477	-	-	8,910,477
Industrial	4,364,934	-	-	4,364,934
Information Technology	2,276,567	-	-	2,276,567
Materials	2,103,468	-	-	2,103,468
Telecommunication Services	620,000	-	-	620,000
Utilities	4,993,674	-	-	4,993,674
Asset Backed Obligations	-	250,351,289	2,926,865	253,278,154
Corporate Convertible Bonds	-	705,921,197	7,609,239	713,530,436
Corporate Non-Convertible Bonds	-	95,212,777	31,601	95,244,378
Exchange Traded Note	694,335	-	-	694,335
Foreign Government Bond	-	1,343,300	-	1,343,300
Interest Only Bonds	-	4,225,917	-	4,225,917
Municipal Bonds	-	7,033,618	-	7,033,618
Syndicated Loans	-	5,491,363	-	5,491,363
U.S. Government & Agency Obligations	-	101,431,918	-	101,431,918
Rights	126,156	-	-	126,156
Investment Companies	367,096,791	-	-	367,096,791
Commercial Paper	-	4,972,902	-	4,972,902
Purchased Options	52,030,140	-	-	52,030,140
Total Investments At Value	$2,180,376,278	$1,183,270,281	$10,567,705	$3,374,214,264
Other Financial Instruments**
Credit Default Swap	-	79,493	-	79,493
Forward Currency Contracts	-	5,131	-	5,131
Futures	3,030,133	-	-	3,030,133
Total Other Financial Instruments	$3,030,133	$84,624	$-	$3,114,757
Total Assets	$2,183,406,411	$1,183,354,905	$10,567,705	$3,377,329,021

See Notes to Financial Statements.                             44                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN
SEPTEMBER 30, 2012

Level 1	Level 2	Level 3	Total

Liabilities

Securities Sold Short

Common Stock	$(1,498,742,577)	$-	$-	$(1,498,742,577)
Investment Companies	(70,416,459)	-	-	(70,416,459)
Total Securities Sold Short	$(1,569,159,036)	$-	$-	$(1,569,159,036)
Other Financial Instruments**

Written Options	(23,881,534)	-	-	(23,881,534)
Forward Currency Contracts	-	(1,614)	-	(1,614)
Futures	(3,443,125)	-	-	(3,443,125)
Total Other Financial Instruments	$(27,324,659)	$(1,614)	$-	$(27,326,273)
Total Liabilities	$(1,596,483,695)	$(1,614)	$-	$(1,596,485,309)

**
Other Financial instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as futures, credit default swaps and forward currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.  Written options are reported at their market value at period end.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock	Preferred Stock	Asset Backed Obligations	Corporate Convertible Bonds	Corporate Non-Convertible Bonds

Balance as of 03/31/12	$1,058,581	$488,813	$2,347,070	$7,015,907	$326,637
Accrued Accretion /(Amortization)	-	-	28,694	63,056	(8,433)
Realized Gain / (Loss)	(86,815)	-	-	(44,612)	-
Change in Unrealized Appreciation / (Depreciation)	(27,005)	49,661	39,011	160,944	15,597
Purchases	-	661,345	-	176,000	-
Sales	(944,761)	-	-	(828,702)	-
Transfers In / (Out)	-	(1,199,819)	512,090	1,066,646	(302,200)
Balance as of 09/30/12	$-	$-	$2,926,865	$7,609,239	$31,601
Net change in unrealized appreciation / (depreciation) from investments held as of 09/30/12***	$27,005	$49,661	$79,757	$(8,912)	$15,597

***	The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

There were no transfers between Level 1 and Level 2 for the period ended September 30, 2012.

See Notes to Financial Statements.                             45                                        ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
PORTFOLIO HOLDINGS SUMMARY
SEPTEMBER 30, 2012

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	41.1%
Asset Backed Obligations	0.8%
Corporate Convertible Bonds	2.0%
Corporate Non-Convertible Bonds	5.4%
Syndicated Loans	0.6%
U.S. Government & Agency Obligations	3.2%
Warrants	2.1%
Investment Companies	1.4%
Short-Term Investments	17.6%
Purchased Options	1.3%
Short Positions
Common Stock	-13.7%
Corporate Non-Convertible Bonds	-4.9%
Foreign Bonds	-1.4%
U.S. Treasury Securities	-0.9%
Investment Companies	-4.7%
Other Assets & Liabilities, Net*	50.1%
100.0%

* Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities.  Deposits with the custodian and/or brokers for securities sold short represents 26.3% of net assets.  See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	17.6%	47.2%
Consumer Staples	7.3%	7.5%
Energy	26.1%	1.6%
Financial	11.0%	4.2%
Healthcare	4.0%	0.2%
Industrial	11.1%	14.5%
Information Technology	0.8%	2.6%
Materials	8.4%	11.4%
Telecommunication Services	12.6%	10.8%
Utilities	1.1%	0.0%
	100.0%	100.0%

See Notes to Financial Statements.                            46                                         ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Shares	Security Description	Value

Long Positions - 75.5%
Equity Securities - 41.1%
Common Stock - 40.9%
Consumer Discretionary - 7.2%
131,832	Barnes & Noble, Inc. (a)	$1,684,813
91,303	Cooper-Standard Holding, Inc. (a)	3,423,863
15,430	Express, Inc. (a)	228,673
150,962	General Motors Co. (a)	3,434,385
20,980	Hanesbrands, Inc. (a)	668,842
3,545	Motors Liquidation Co. GUC Trust (a)	59,556
272,297	Nevada Gold & Casinos, Inc. (a)(b)	239,621
27,472	Newell Rubbermaid, Inc.	524,440
2,663	NVR, Inc. (a)(b)	2,248,904
142,817	PHH Corp. (a)	2,906,326
194,263	Regis Corp.	3,570,554
6,780	Six Flags Entertainment Corp.	398,664
54,424	Susser Holdings Corp. (a)(b)	1,968,516
15,610	Tempur-Pedic International, Inc. (a)	466,583
105,726	The Pep Boys - Manny, Moe & Jack (b)	1,076,291
317,500	Tigrent, Inc. (a)	41,291
502,428	Titan International, Inc. (b)	8,872,878
410	Under Armour, Inc., Class A (a)	22,890
		31,837,090
Consumer Staples - 3.0%
224,265	ACCO Brands Corp. (a)(b)	1,455,480
128,239	Assisted Living Concepts, Inc., Class A	978,464
54,280	Atrium Innovations, Inc. (a)	592,989
31,225	Blyth, Inc.	811,538
64,290	Cott Corp. (a)	507,891
12,318	Hanger, Inc. (a)	351,433
185,361	Ingles Markets, Inc., Class A (b)	3,030,652
35,088	MGP Ingredients, Inc. (b)	134,036
70,079	Nordion, Inc. (a)	473,033
559,350	QLT, Inc. (a)(b)	4,357,336
13,246	Teva Pharmaceutical Industries, Ltd., ADR	548,517
		13,241,369
Energy - 10.7%
1,458,382	Connacher Oil and Gas, Ltd. (a)	801,064
16,645	Denbury Resources, Inc. (a)(b)	268,983
111,562	Energy XXI Bermuda, Ltd. (b)	3,899,092
39,949	Helix Energy Solutions Group, Inc. (a)(b)	729,868
96,783	Kinder Morgan, Inc. (b)	3,437,732
59,098	Kodiak Oil & Gas Corp. (a)	553,157
25,612	Marathon Petroleum Corp. (b)	1,398,159
14,716	McMoRan Exploration Co. (a)	172,913
81,222	Mitcham Industries, Inc. (a)(b)	1,293,867
565,253	Primary Energy Recycling Corp. (a)	2,846,102
93,847	QEP Resources, Inc.	2,971,196
125,355	Rose Rock Midstream LP (b)	4,022,642
162,022	SemGroup Corp., Class A (a)(b)	5,970,511
286,098	SunCoke Energy, Inc. (a)(b)	4,611,900
30,926	Talisman Energy, Inc. (b)	411,934
159,049	Tesoro Corp. (b)	6,664,153
451,217	TETRA Technologies, Inc. (a)(b)	2,729,863
121,469	Valero Energy Corp. (b)	3,848,138
39,539	WPX Energy, Inc. (a)(b)	655,952
		47,287,226
Financial - 4.5%
163,445	Coventree, Inc. (a)(c)	137,992
347,116	E*TRADE Financial Corp. (a)	3,058,092

Shares	Security Description	Value

Financial (continued)
264,727	Forest City Enterprises, Inc., Class A (a)	$4,195,923
80,227	Global Cash Access Holdings, Inc. (a)	645,827
110,725	Lender Processing Services, Inc.	3,088,120
193,330	MGIC Investment Corp. (a)(b)	295,795
408,594	Old Republic International Corp.	3,799,924
1,703,933	Orco Property Group (a)	3,700,489
21,125	Popular, Inc. (a)	368,209
201,386	Sprott Resource Lending Corp. (b)	285,968
60,362	Sprott, Inc.	291,035
		19,867,374
Healthcare - 1.6%
314,649	Allscripts Healthcare Solutions, Inc. (a)	3,911,087
145,169	PSS World Medical, Inc. (a)	3,306,950
		7,218,037
Industrial - 4.6%
16,680	Air Transport Services Group, Inc. (a)(b)	73,392
13,608	Clean Harbors, Inc. (a)(b)	664,751
126,090	Darling International, Inc. (a)	2,306,186
67,516	EnPro Industries, Inc. (a)(b)	2,431,251
232,804	Exelis, Inc.	2,407,193
62,990	General Dynamics Corp.	4,164,899
24,143	Genesee & Wyoming, Inc. (a)	1,614,201
51,379	Great Lakes Dredge & Dock Corp. (b)	395,618
46,168	GSI Group, Inc. (a)	411,357
1,878,260	Kvaerner ASA	4,852,284
31,710	MasTec, Inc. (a)(b)	624,687
18,505	McDermott International, Inc. (a)	226,131
		20,171,950
Information Technology - 0.3%
33,825	Marvell Technology Group, Ltd.	309,499
14,735	Verint Systems, Inc. (a)	404,475
118,426	Wi-Lan, Inc.	666,154
		1,380,128
Materials - 3.3%
346,164	Alexco Resource Corp. (a)(b)	1,502,352
6,168	Ashland, Inc.	441,629
33,435	Clearwater Paper Corp. (a)(b)	1,381,200
14,968	Domtar Corp. (b)	1,171,845
89,639	Fortuna Silver Mines, Inc. (a)(b)	476,879
152,206	Gabriel Resources, Ltd. (a)	323,579
8,014	Kaiser Aluminum Corp.	467,937
17,875	Kinross Gold Corp. (b)	182,504
111,488	Kirkland Lake Gold, Inc. (a)	1,351,782
143,248	Novagold Resources, Inc. (a)(b)	802,189
555,261	Rentech, Inc. (a)(b)	1,365,942
418,415	San Gold Corp. (a)	455,400
114,777	Sprott Resource Corp. (a)	461,163
11,602	The Mosaic Co. (b)	668,391
56,739	TPC Group, Inc. (a)	2,315,518
9,261	Tronox, Ltd., Class A	209,762
166,454	Uranium One, Inc. (a)	397,891
35,491	Wausau Paper Corp.	328,647
		14,304,610
Telecommunication Services - 5.2%
50,875	Charter Communications, Inc., Class A (a)(b)	3,819,186
952,245	Cincinnati Bell, Inc. (a)(b)	5,427,797
23,572	Cisco Systems, Inc.	449,989
730,298	Comverse Technology, Inc. (a)	4,491,333

See Notes to Financial Statements.                            47                                        ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Shares	Security Description	Value

Telecommunication Services (continued)
32,427	Liberty Media Corp. - Liberty Capital, Class A (a)	$3,377,921
32,438	Nexstar Broadcasting Group, Inc., Class A (a)(b)	344,492
1,059	Promotora de Informaciones SA, Class A, ADR (a)	2,012
3,140	Promotora de Informaciones SA, Class B, ADR (a)	6,688
143,218	Sonus Networks, Inc. (a)	269,250
46,163	The Active Network, Inc. (a)	578,422
125,732	Vodafone Group PLC, ADR	3,582,733
38,592	WebMD Health Corp. (a)(b)	541,446

		22,891,269
Utilities - 0.5%
21,376	American Water Works Co., Inc. (b)	792,194
59,661	California Water Service Group (b)	1,112,678
1,288	SJW Corp.	32,664

		1,937,536

Total Common Stock (Cost $158,376,036)	180,136,589

Shares	Security Description	Rate	Value

Preferred Stock - 0.2%
Materials - 0.2%
24,465	AngloGold Ashanti Holdings Finance PLC (b)	6.00%	1,017,499
Total Preferred Stock (Cost $987,912)			1,017,499

Total Equity Securities (Cost $159,363,948)	181,154,088

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 12.0%
Asset Backed Obligations - 0.8%
$1,327,837	Punch Taverns Finance B, Ltd.	7.37	06/30/22	1,956,573
770,000	Punch Taverns Finance B, Ltd.	8.44	06/30/25	702,518
1,174,000	Punch Taverns Finance B, Ltd.	6.96	06/30/28	1,071,113

Total Asset Backed Obligations (Cost $3,520,271)	3,730,204

Corporate Convertible Bonds - 2.0%
Energy - 0.3%
1,375,000	Newpark Resources, Inc. (b)	4.00	10/01/17	1,436,875

Financial - 0.9%
2,819,000	Hilltop Holdings, Inc. (b)	7.50	08/15/25	3,407,466
28,130	Orco Property Group, MTN, Series WW (c)	4.50	04/30/20	32,559
401,166	Orco Property Group, Series ORC (c)	1.00	04/30/20	464,334
				3,904,359

Principal	Security Description	Rate	Maturity	Value

Industrial - 0.4%
$1,300,000	MasTec, Inc. (b)	4.00%	06/15/14	$1,812,687

Materials - 0.4%
50,000	AngloGold Ashanti Holdings Finance PLC (b)(d)	3.50	05/22/14	53,281
1,358,000	Goldcorp, Inc. (b)	2.00	08/01/14	1,644,029
				1,697,310

Total Corporate Convertible Bonds (Cost $7,144,583)	8,851,231

Corporate Non-Convertible Bonds - 5.4%
Consumer Discretionary - 1.3%
880,000	Dillard's, Inc. (b)	7.88	01/01/23	946,000
880,000	Dillard's, Inc. (b)	7.75	05/15/27	906,400
2,820,000	Greektown Superholdings, Inc., Series A (b)	13.00	07/01/15	3,066,750
1,760,000	New Albertsons, Inc., MTN, Series C (b)	6.63	06/01/28	959,200
10,000	Service Corp. International (b)	7.88	02/01/13	10,075
				5,888,425
Consumer Staples - 0.3%
267,000	Novasep Holding SAS (d)	8.00	12/15/16	218,940
1,442,000	Novasep Holding SAS (d)	8.00	12/15/16	1,182,440
				1,401,380
Energy - 0.6%
75,000	Denbury Resources, Inc. (b)	9.75	03/01/16	80,812
501,000	Encore Acquisition Co. (b)	9.50	05/01/16	546,090
1,150,000	McMoRan Exploration Co. (b)	11.88	11/15/14	1,216,125
700,000	SEACOR Holdings, Inc. (b)	7.38	10/01/19	763,847
				2,606,874
Financial - 0.6%
750,981	Orco Property Group, Series XW (c)	2.50	04/30/20	869,230
1,397,000	Signature Group Holdings, Inc.	9.00	12/31/16	1,187,450
500,000	Woodside Finance, Ltd. (b)(d)	5.00	11/15/13	520,419
				2,577,099
Healthcare - 0.4%
1,623,000	PSS World Medical, Inc.	6.38	03/01/22	1,734,581

See Notes to Financial Statements.                            48                                        ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value

Industrial - 0.6%
$1,760,000	Darling International, Inc. (b)	8.50%	12/15/18	$2,013,000
500,000	MasTec, Inc. (b)	7.63	02/01/17	520,000
				2,533,000
Materials - 0.9%
1,000,000	Allegheny Ludlum Corp. (b)	6.95	12/15/25	1,196,146
365,000	Clearwater Paper Corp. (b)	7.13	11/01/18	398,763
695,000	Freeport-McMoRan Corp. (b)	9.50	06/01/31	1,005,090
1,000,000	Freeport-McMoRan Corp. (b)	6.13	03/15/34	1,089,936
				3,689,935
Telecommunication Services - 0.7%
1,255,000	OTE PLC, MTN	5.00	08/05/13	1,479,848
717,000	OTE PLC, MTN	7.25	04/08/14	785,993
939,000	OTE PLC, MTN (e)	7.25	02/12/15	941,136
				3,206,977

Total Corporate Non-Convertible Bonds (Cost $21,320,612)	23,638,271

Syndicated Loans - 0.6%
3,124,383	Cinram International, Inc. (f)	10.25	12/31/13	1,116,967
1,720,800	Walter Investment Management	12.50	12/31/16	1,788,772

Total Syndicated Loans (Cost $3,612,645)	2,905,739

U.S. Government & Agency Obligations - 3.2%
U.S. Treasury Securities - 3.2%
4,000,000	U.S. Treasury Bill (b)(g)	0.09	10/11/12	3,999,948
5,000,000	U.S. Treasury Bill (b)(g)	0.10	12/13/12	4,999,190
5,000,000	U.S. Treasury Bill (g)	0.10	12/20/12	4,999,110
				13,998,248

Total U.S. Government & Agency Obligations (Cost $13,997,812)	13,998,248

Total Fixed Income Securities (Cost $49,595,923)	53,123,693

Shares	Security Description	Value

Warrants - 2.1%
175,929	Bank of America Corp. (a)	621,029
75,104	General Motors Co. (a)	1,034,933
2,131,146	Kinder Morgan, Inc. (a)(b)	7,437,700
44,070	Kinross Gold Corp. (a)	31,379
3,690	Orco Property Group (a)	4,742

Total Warrants (Cost $5,549,862)	9,129,783

Shares	Security Description	Value

Investment Companies - 1.4%
8,156	Central GoldTrust (a)(b)	$555,750
250,266	Sprott Physical Gold Trust (a)(b)	3,804,043
110,599	Sprott Physical Silver Trust (a)(b)	1,562,764

Total Investment Companies (Cost $5,491,247)	5,922,557

Principal	Security Description	Rate	Maturity	Value

Short-Term Investments - 17.6%
Commercial Paper - 17.6%
$2,500,000	Airgas, Inc. (b)	0.50%	10/19/12	2,499,375
4,000,000	Apache Corp.	0.38	10/04/12	3,999,873
4,000,000	Church & Dwight Co., Inc.	0.40	10/18/12	3,999,244
3,000,000	Devon Energy Corp.	0.32	10/24/12	2,999,387
1,300,000	Dominion Resources, Inc.	0.40	10/01/12	1,300,000
2,500,000	Dominion Resources, Inc.	0.40	10/29/12	2,499,222
2,000,000	Duke Energy Corp.	0.41	11/19/12	1,998,884
4,000,000	Kinder Morgan Energy LP	0.47	10/02/12	3,999,948
4,000,000	Marathon Oil Corp.	0.45	10/16/12	3,999,250
3,000,000	Marriott International (b)	0.36	10/02/12	2,999,970
1,821,000	NextEra Energy Capital Holdings, Inc.	0.42	10/03/12	1,820,957
4,000,000	Northeast Utilities	0.41	10/01/12	4,000,000
4,000,000	Oneok, Inc.	0.40	10/10/12	3,999,600
4,000,000	People's Gas, Light and Coke	0.39	10/03/12	3,999,913
5,000,000	Potomac Electric Power	0.36	10/04/12	4,999,850
3,000,000	Reed Elsevier, Inc.	0.40	10/04/12	2,999,900
1,200,000	South Carolina Electric and Gas	0.41	10/22/12	1,199,713
996,000	Stanley, Black & Decker	0.37	11/14/12	995,550
5,000,000	Talisman Energy, Inc.	0.47	10/16/12	4,999,021
1,375,000	Thermo Fisher Scientific, Inc.	0.39	10/10/12	1,374,866
2,000,000	TransCanada Pipeline USA (b)	0.50	11/13/12	1,998,806
2,000,000	Verizon Communications, Inc.	0.41	12/12/12	1,998,360
2,000,000	VF Corp. (b)	0.43	11/13/12	1,998,976
4,000,000	Westar Energy, Inc.	0.40	10/04/12	3,999,867
3,000,000	Western Union Co.	0.42	10/01/12	3,000,000
4,000,000	Xerox Corp.	0.70	10/01/12	4,000,000

Total Commercial Paper (Cost $77,680,532)	77,680,532

Total Short-Term Investments (Cost $77,680,532)	77,680,532

See Notes to Financial Statements.                            49                                        ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options - 1.3%
Call Options Purchased - 0.2%
160	Kinross Gold Corp.	$17.50	01/13	$800
1,656	Marathon Petroleum Corp.	55.00	01/13	513,360
1,077	Market Vectors - Gold Miners ETF	60.00	03/13	258,480
306	SPDR Gold Trust	175.00	01/13	160,344
1,644	Suncor Energy, Inc.	38.00	01/13	76,446

Total Call Options Purchased (Premiums Paid $834,703)	1,009,430

Put Options Purchased - 1.1%
127	Amazon.com, Inc.	220.00	04/13	149,860
526	Caterpillar, Inc.	80.00	01/13	179,366
306	Darden Restaurants, Inc.	50.00	04/13	74,970
348	Dick's Sporting Goods	46.00	03/13	77,430
2,887	Exxon Mobil Corp.	85.00	04/13	785,264
482	Focus Media Holding, Ltd., ADR	23.00	01/13	134,960
884	iShares DJ US Real Estate	60.00	03/13	164,424
3,040	iShares MSCI Emerging Markets Index Fund	39.00	03/13	586,720
3,066	iShares MSCI Hong Kong Index Fund	16.00	01/13	53,655
306	iShares MSCI Hong Kong Index Fund	17.00	03/13	16,065
1,165	iShares Russell 2000 Index Fund	77.00	05/13	465,417
262	Market Vectors Oil Service ETF	38.00	01/13	42,575
346	Salesforce.com, Inc.	135.00	01/13	243,065
87	Salesforce.com, Inc.	125.00	01/13	39,803
876	Seadrill, Ltd.	29.65	01/13	26,280
174	Simon Property Group, Inc. REIT	144.80	01/13	69,165
778	Southern Copper Corp.	30.00	01/13	58,350
772	Southern Copper Corp.	29.00	03/13	82,990
3,130	SPDR S&P 500 ETF Trust	131.00	03/13	967,170
284	SPDR S&P Oil & Gas Exploration & Production ETF	48.00	01/13	39,760
1,646	SPDR S&P Retail ETF	59.00	03/13	398,332
438	U.S. Oil Fund	32.00	04/13	103,587
28	Westport Innovations, Inc.	38.00	10/12	31,080

Contracts	Security Description	Strike Price	Exp. Date	Value

49	World Acceptance Corp.	$65.00	04/13	$28,420

Total Put Options Purchased (Premiums Paid $5,675,517)	4,818,708

Total Purchased Options (Premiums Paid $6,510,220)	5,828,138

Total Long Positions - 75.5% (Cost $304,191,732)*	$332,838,791

Total Short Positions - (25.6)% (Cost $(105,821,461))*	(112,929,511)

Other Assets & Liabilities, Net – 50.1%	220,492,414
Net Assets – 100.0%	$440,401,694

See Notes to Financial Statements.                            50                                        ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2012

A
Shares	Security Description	Value

Short Positions - (25.6)%
Common Stock - (13.7)%
Consumer Discretionary - (6.5)%
(164,109)	American Axle & Manufacturing Holdings, Inc.	$(1,849,508)
(40,492)	Autoliv, Inc.	(2,509,289)
(30,736)	AutoNation, Inc.	(1,342,241)
(4,563)	Bob Evans Farms, Inc.	(178,550)
(49,725)	Brinker International, Inc.	(1,755,293)
(48,891)	Dick's Sporting Goods, Inc.	(2,534,998)
(2,335)	Equinix, Inc.	(481,127)
(1,964)	Factset Research Systems, Inc.	(189,369)
(2,987)	Fastenal Co.	(128,411)
(32,071)	Francesca's Holdings Corp.	(985,542)
(76,217)	Grand Canyon Education, Inc.	(1,793,386)
(11,355)	Group 1 Automotive, Inc.	(683,912)
(77,224)	Hanesbrands, Inc.	(2,461,901)
(9,477)	HNI Corp.	(241,758)
(35,043)	JC Penney Co., Inc.	(851,195)
(16,798)	Knoll, Inc.	(234,332)
(775)	Lululemon Athletica, Inc.	(57,304)
(25,310)	Newell Rubbermaid, Inc.	(483,168)
(1,490)	O'Reilly Automotive, Inc.	(124,594)
(75,311)	Penske Automotive Group, Inc.	(2,266,108)
(7,203)	Red Robin Gourmet Burgers, Inc.	(234,530)
(103,258)	Sonic Automotive, Inc., Class A	(1,959,837)
(2,738)	Tesla Motors, Inc.	(80,169)
(4,914)	Texas Roadhouse, Inc.	(84,029)
(2,573)	The Toro Co.	(102,354)
(410)	Under Armour, Inc., Class A	(22,890)
(4,391)	WABCO Holdings, Inc.	(253,229)
(3,282)	Watsco, Inc.	(248,743)
(17,957)	WESCO International, Inc.	(1,027,140)
(5,779)	Westport Innovations, Inc.	(160,887)
(15,176)	WW Grainger, Inc.	(3,162,223)
		(28,488,017)

Consumer Staples - (1.0)%
(6,157)	Align Technology, Inc.	(227,624)
(17,513)	Amedisys, Inc.	(241,855)
(5,622)	DENTSPLY International, Inc.	(214,423)
(49,613)	ExamWorks Group, Inc.	(740,226)
(4,040)	Neogen Corp.	(172,508)
(10,444)	PAREXEL International Corp.	(321,257)
(3,965)	Questcor Pharmaceuticals, Inc.	(73,353)
(17,025)	Ritchie Bros. Auctioneers, Inc.	(327,391)
(88,693)	Serco Group PLC	(830,684)
(14,536)	Whole Foods Market, Inc.	(1,415,806)
		(4,565,127)

Energy - (0.2)%
(12,530)	InterOil Corp.	(968,068)

Financial - (0.6)%
(14,915)	Coresite Realty Corp. REIT	(401,810)
(14,221)	Digital Realty Trust, Inc. REIT	(993,337)
(28,097)	DuPont Fabros Technology, Inc. REIT	(709,449)
(15,065)	Societe Generale SA	(427,840)
		(2,532,436)

Healthcare - (0.0)%
(6,318)	Hologic, Inc.	(127,876)

Shares	Security Description	Value

Industrial - (2.0)%
(5,348)	3M Co.	$(494,262)
(5,998)	Aptargroup, Inc.	(310,157)
(4,381)	Atlas Copco AB, ADR, Class A	(103,216)
(13,072)	Bristow Group, Inc.	(660,790)
(2,464)	Caterpillar, Inc.	(212,002)
(12,112)	CNH Global NV	(469,582)
(46,477)	General Electric Co.	(1,055,493)
(65,597)	IMI PLC	(953,334)
(24,379)	Legrand SA	(918,857)
(2,987)	Lindsay Corp.	(214,974)
(1,964)	Mettler-Toledo International, Inc.	(335,333)
(1,725)	Middleby Corp.	(199,479)
(5,296)	Mine Safety Appliances Co.	(197,382)
(48,100)	Rexel SA	(967,959)
(20,777)	Sensata Technologies Holding NV	(618,531)
(42,865)	SKF AB, Class B	(924,670)
(2,808)	Tennant Co.	(120,239)
		(8,756,260)

Information Technology - (0.3)%
(4,064)	Citrix Systems, Inc.	(311,181)
(2,999)	F5 Networks, Inc.	(313,995)
(7,187)	Guidewire Software, Inc.	(223,156)
(7,094)	j2 Global, Inc.	(232,825)
(3,972)	Jive Software, Inc.	(62,400)
(6,749)	Microchip Technology, Inc.	(220,962)
(1,256)	Salesforce.com, Inc.	(191,779)
		(1,556,298)

Materials - (1.6)%
(9,710)	Air Liquide SA	(1,203,487)
(8,741)	Assore, Ltd.	(346,258)
(51,062)	Fortescue Metals Group, Ltd.	(184,854)
(32,856)	Kumba Iron Ore, Ltd.	(1,985,335)
(83,376)	Southern Copper Corp.	(2,864,799)
(9,638)	Teck Resources, Ltd., Class B	(283,839)
		(6,868,572)

Telecommunication Services - (1.5)%
(18,163)	Bazaarvoice, Inc.	(275,169)
(421,881)	Cincinnati Bell, Inc.	(2,404,722)
(61,501)	Focus Media Holding, Ltd., ADR	(1,439,123)
(10,444)	HomeAway, Inc.	(244,912)
(3,068)	The Washington Post Co., Class B	(1,113,776)
(28,149)	ViaSat, Inc.	(1,052,210)
		(6,529,912)

Total Common Stock (Cost $(55,629,820))	(60,392,566)

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - (7.2)%
Corporate Non-Convertible Bonds - (4.9)%
Consumer Discretionary - (3.4)%
$(843,000)	Hanesbrands, Inc.	6.38%	12/15/20	(918,870)
(3,587,000)	Levi Strauss & Co.	7.63	05/15/20	(3,891,895)

See Notes to Financial Statements.                            51                                        ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2012

Principal	Security Description	Rate	Maturity	Value

Consumer Discretionary (continued)
$(3,083,000)	Pinnacle Entertainment, Inc.	8.75%	05/15/20	$(3,418,276)
(5,275,000)	PVH Corp.	7.38	05/15/20	(5,987,125)
(879,000)	Quiksilver, Inc.	6.88	04/15/15	(879,000)
				(15,095,166)

Consumer Staples - (0.5)%
(2,487,000)	SUPERVALU, Inc.	8.00	05/01/16	(2,232,082)

Materials - (0.6)%
(2,000,000)	The Dow Chemical Co.	7.38	11/01/29	(2,664,024)

Telecommunication Services - (0.4)%
(1,674,000)	Univision Communications, Inc.	8.50	05/15/21	(1,707,480)

Total Corporate Non-Convertible Bonds (Cost $(20,562,689))	(21,698,752)

Foreign Bonds - (1.4)%
(3,504,000)	France Government Bond OAT	3.00	04/25/22	(4,823,653)
(876,000)	Italy Buoni Poliennali Del Tesoro	5.50	09/01/22	(1,167,580)
Total Foreign Bonds (Cost $(5,877,834))				(5,991,233)

U.S. Treasury Securities - (0.9)%
(3,000,000)	U.S. Treasury Bond	4.38	05/15/40	(3,969,375)

Total U.S. Treasury Securities (Cost $(3,174,406))	(3,969,375)

Total Fixed Income Securities (Cost $(29,614,929))	(31,659,360)

Shares	Security Description	Value

Investment Companies - (4.7)%
(6,483)	CurrencyShares Australian Dollar Trust ETF	(674,232)
(10,775)	CurrencyShares Euro Trust ETF	(1,375,860)
(46,340)	iShares iBoxx $ High Yield Corporate Bond Fund	(4,280,426)
(43,804)	iShares MSCI Hong Kong Index Fund	(797,233)
(44,586)	iShares Russell 2000 Index Fund	(3,721,147)
(34,590)	Market Vectors Oil Service ETF	(1,390,518)
(13,673)	SPDR S&P 500 ETF Trust	(1,967,955)
(119,774)	SPDR S&P Oil & Gas Exploration & Production ETF	(6,670,214)

Total Investment Companies (Cost $(20,576,712))	(20,877,585)

Total Short Positions - (25.6)% (Cost $(105,821,461))	$(112,929,511)

See Notes to Financial Statements.                            52                                         ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT
SEPTEMBER 30, 2012

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $1,504,115 or 0.3% of net assets.
(d)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $1,975,080 or 0.4% of net assets.
(e)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of September 30, 2012.
(f)	Security is currently in default and is on scheduled interest or principal payment.
(g)	Rate presented is yield to maturity.

At September 30, 2012, the Fund held the following credit default swap agreements:

Credit Default Swaps – Buy Protection

Counterparty	Reference Entity / Obligation	Pay Rate	Termination Date	Credit Spread as of 09/30/12 (1)	Notional Amount	Net Unrealized Appreciation (Depreciation)
Deutsche Bank	Boston Scientific Corp., 6.40%, 10/01/28	1.00%	03/20/18	1.15%	$10,000,000	$(26,229)
Deutsche Bank	Carnival Corp., 6.65%, 01/15/28	1.00	12/20/17	1.05	5,000,000	(140,135)
Citigroup Global Markets, Inc.	Carnival Corp., 6.65%, 01/15/28	1.00	12/20/17	1.05	5,000,000	(167,539)
Deutsche Bank	Carnival Corp., 6.65%, 01/15/28	1.00	03/20/18	1.09	10,000,000	(84,068)
Citigroup Global Markets, Inc.	Carnival Corp., 6.65%, 11/01/29	1.00	03/20/18	1.09	10,000,000	(79,222)
Deutsche Bank	ConAgra Foods, Inc., 7.00%, 01/15/28	1.00	03/20/18	1.04	10,000,000	45,751
Barclays Capital, Inc.	ConAgra Foods, Inc., 7.00%, 10/01/28	1.00	12/20/17	1.00	5,000,000	43,647
Citigroup Global Markets, Inc.	ConAgra Foods, Inc., 7.00%, 10/01/28	1.00	12/20/17	1.00	5,000,000	36,075
Citigroup Global Markets, Inc.	Darden Restaurants, Inc., 6.00%, 11/10/15	1.00	12/20/17	1.46	10,000,000	(34,125)
Barclays Capital, Inc.	Dow Chemical Co., 7.38%, 08/15/35	1.00	12/20/17	1.32	5,000,000	(10,290)
Citigroup Global Markets, Inc.	Dow Chemical Co., 7.38%, 11/01/29	1.00	03/20/18	1.38	10,000,000	(161,667)
Citigroup Global Markets, Inc.	Dow Chemical Co., 7.38%, 11/01/29	1.00	12/20/17	1.32	10,000,000	(126,012)
Barclays Capital, Inc.	Eastman Chemical Co., 7.60%, 02/01/27	1.00	03/20/18	0.80	10,000,000	(87,652)
Barclays Capital, Inc.	Eastman Chemical Co., 7.60%, 05/15/18	1.00	12/20/17	0.76	10,000,000	(82,731)
Barclays Capital, Inc.	Kimco Realty Corp., 5.98%, 07/30/12	1.00	03/20/18	1.29	10,000,000	(92,712)
Citigroup Global Markets, Inc.	Kimco Realty Corp., 5.98%, 12/15/17	1.00	12/20/17	1.26	15,000,000	(194,059)
Deutsche Bank	Kohl's Corp., 62.50%, 10/01/14	1.00	12/20/17	1.63	5,000,000	4,905
Deutsche Bank	Koninklijke DSM, 4.00%, 02/01/27	1.00	12/20/17	0.57	10,000,000	(181,134)
Barclays Capital, Inc.	Macy's Retail Holdings, Inc., 7.45%, 11/10/15	1.00	12/20/17	1.21	10,000,000	(8,673)
Barclays Capital, Inc.	Marriott International, Inc., 5.81%, 11/10/15	1.00	12/20/17	0.96	5,000,000	(129,878)

See Notes to Financial Statements.                            53                                         ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT
SEPTEMBER 30, 2012

Counterparty	Reference Entity / Obligation	Pay Rate	Termination Date	Credit Spread as of 09/30/12 (1)	Notional Amount		Net Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	Marriott International, Inc., 5.81%, 11/10/15	1.00%	03/20/18	1.01%		$10,000,000	$(111,776)
Citigroup Global Markets, Inc.	Marriott International, Inc., 5.81%, 12/01/25	1.00	12/20/17	0.96		5,000,000	(13,567)
Citigroup Global Markets, Inc.	Nordstrom, Inc., 6.95%, 03/15/28	1.00	03/02/18	0.81		5,000,000	(61,487)
Barclays Capital, Inc.	Nordstrom, Inc., 6.95%, 03/15/28	1.00	03/02/18	0.81		5,000,000	(63,882)
BNP Paribas Securities Corp.	Nordstrom, Inc., 6.95%, 03/15/28	1.00	03/02/18	0.81		5,000,000	(61,487)
Deutsche Bank	Nordstrom, Inc., 6.95%, 07/30/12	1.00	12/20/17	0.77		10,000,000	(98,781)
BNP Paribas Securities Corp.	Ryder System, Inc., 6.95%, 04/01/12	1.00	03/20/18	1.77		5,000,000	(13,807)
Morgan Stanley & Co., LLC	Ryder System, Inc., 6.95%, 12/01/25	1.00	12/20/17	1.71		5,000,000	(1,981)
Citigroup Global Markets, Inc.	Ryder System, Inc., 6.95%, 12/01/25	1.00	12/20/17	1.71		5,000,000	32,742
Citigroup Global Markets, Inc.	Southwest Airlines Co., 5.25%, 10/01/14	1.00	12/20/17	1.51		30,000,000	(297,004)
BNP Paribas Securities Corp.	Starwood Hotels & Resorts Worldwide Inc., 6.75%, 03/15/28	1.00	03/20/18	1.09		5,000,000	(41,543)
Barclays Capital, Inc.	Starwood Hotels & Resorts Worldwide Inc., 6.75%, 05/15/18	1.00	12/20/17	1.05		5,000,000	(78,606)
Citigroup Global Markets, Inc.	Starwood Hotels & Resorts Worldwide Inc., 6.75%, 05/15/18	1.00	12/20/17	1.05		5,000,000	(72,833)
Deutsche Bank	Starwood Hotels & Resorts Worldwide Inc., 6.75%, 05/15/18	1.00	03/20/18	1.09		15,000,000	(224,805)
Barclays Capital, Inc.	Tyson Foods, Inc., 6.85%, 06/15/16	1.00	12/20/17	1.71		5,000,000	(7,928)
							$(2,592,493)

(1)
Credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer.  Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract.

At September 30, 2012, the Fund held the following futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)

(100)	Euro FX Currency Future	12/20/12	$(16,130,225)	$52,725
(300)	Russell 2000 Mini Future	12/21/12	(25,187,170)	155,170
(350)	S&P 500 Emini Future	12/21/12	(24,899,188)	(200,187)

$(66,216,583)	$7,708

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$41,109,019
Gross Unrealized Depreciation	(19,570,010)
Net Unrealized Appreciation	$21,539,009

See Notes to Financial Statements.                            54                                         ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT
SEPTEMBER 30, 2012

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2012.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Consumer Discretionary	$31,837,090	$-	$-	$31,837,090
Consumer Staples	13,241,369	-	-	13,241,369
Energy	47,287,226	-	-	47,287,226
Financial	19,729,382	-	137,992	19,867,374
Healthcare	7,218,037	-	-	7,218,037
Industrial	20,171,950	-	-	20,171,950
Information Technology	1,380,128	-	-	1,380,128
Materials	14,304,610	-	-	14,304,610
Telecommunication Services	22,891,269	-	-	22,891,269
Utilities	1,937,536	-	-	1,937,536
Preferred Stock
Materials	1,017,499	-	-	1,017,499
Asset Backed Obligations	-	3,730,204	-	3,730,204
Corporate Convertible Bonds	-	8,354,338	496,893	8,851,231
Corporate Non-Convertible Bonds	-	22,769,041	869,230	23,638,271
Syndicated Loans	-	2,905,739	-	2,905,739
U.S. Government & Agency Obligations	-	13,998,248	-	13,998,248
Warrants	9,129,783	-	-	9,129,783
Investment Companies	5,922,557	-	-	5,922,557
Commercial Paper	-	77,680,532	-	77,680,532
Purchased Options	5,828,138	-	-	5,828,138
Total Investments At Value	$201,896,574	$129,438,102	$1,504,115	$332,838,791

Other Financial Instruments**
Credit Default Swaps	-	163,120	-	163,120
Forward Currency Contracts	-	270	-	270
Futures	207,895	-	-	207,895
Total Other Financial Instruments	$207,895	$163,390	$-	$371,285
Total Assets	$202,104,469	$129,601,492	$1,504,115	$333,210,076

Liabilities

Securities Sold Short

Common Stock	(60,392,566)	-	-	(60,392,566)
Corporate Non-Convertible Bonds	-	(21,698,752)	-	(21,698,752)
Foreign Government Bonds	-	(5,991,233)	-	(5,991,233)
U.S. Government & Agency Obligations	-	(3,969,375)	-	(3,969,375)
Investment Companies	(20,877,585)	-	-	(20,877,585)
Total Securities Sold Short	$(81,270,151)	$(31,659,360)	$-	$(112,929,511)

Other Financial Instruments**
Credit Default Swaps	-	(2,755,613)	-	(2,755,613)
Forward Currency Contracts	-	(331)	-	(331)
Futures	(200,187)	-	-	(200,187)
Total Other Financial Instruments	$(200,187)	$(2,755,944)	$-	$(2,956,131)
Total Liabilities	$(81,470,338)	$(34,415,304)	$-	$(115,885,642)

**
Other Financial instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as futures, credit default swaps and forward currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

See Notes to Financial Statements.                            55                                        ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT
SEPTEMBER 30, 2012

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock	Preferred Stock	Corporate Convertible Bonds	Corporate Non-Convertible Bonds

Balance as of 03/31/12	$696,417	$87,500	$1,871,580	$4,789,313
Accrued Accretion / (Amortization)	-	-	(129,852)	(189,558)
Realized Gain / (Loss)	6,442	-	-	-
Change in Unrealized Appreciation / (Depreciation)	(376,731)	(87,500)	813,627	1,351,271
Purchases	-	-	498,571	966,674
Sales	(188,136)	-	(2,557,033)	(4,647,090)
Transfers In / (Out)	-	-	-	(1,401,380)
Balance as of 09/30/12	$137,992	$-	$469,893	$869,230
Net change in unrealized appreciation / (depreciation) from investments held as of 09/30/12***	$(376,731)	$(87,500)	$809,648	$1,535,827

***	The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

There were no transfers between Level 1 and Level 2 for the period ended September 30, 2012.

See Notes to Financial Statements.                            56                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
ASSETS
Total investments, at value (Cost $2,925,576,934 and $304,191,732, respectively)	$3,374,214,264	$332,838,791
Deposits with brokers	1,633,762,283	115,944,283
Cash	894,624,934	84,790,818
Foreign currency (Cost $0 and $11,012,937, respectively)	-	11,150,336
Receivables:
Fund shares sold	15,046,730	1,151,765
Investment securities sold	30,459,828	13,395,714
Dividends and interest	12,677,073	756,900
Variation margin	5,166,859	385,375
Swap premiums paid	-	5,072,708
Unrealized gain on swap agreements	79,493	163,120
Unrealized gain on forward currency contracts	5,131	270
Prepaid expenses	103,543	32,872
Total Assets	5,966,140,138	565,682,952

LIABILITIES
Swap premiums received	72,832	227,757
Unrealized loss on swap agreements	-	2,755,613
Unrealized loss on forward currency contracts	1,614	331
Payables:
Securities sold short, at value (Cost $1,547,058,313 and $105,821,461, respectively)	1,569,159,036	112,929,511
Call options written, at value (Premiums received $10,988,864 and $0, respectively)	11,618,356	-
Put options written, at value (Premiums received $31,027,804 and $0, respectively)	12,263,178	-
Foreign currency due to broker (Cost $7,253,688 and $0, respectively)	7,315,832	-
Investment securities purchased	31,335,800	7,146,999
Fund shares redeemed	2,282,313	351,493
Dividends and interest on securities sold short	1,196,426	782,095
Variation margin	23,908	-
Other	25,699	39,587
Accrued Liabilities:
Investment adviser fees	5,630,382	974,229
Fund services fees	130,854	17,787
Other expenses	572,375	55,856
Total Liabilities	1,641,628,605	125,281,258

NET ASSETS	$4,324,511,533	$440,401,694

See Notes to Financial Statements.                            57                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
COMPONENTS OF NET ASSETS
Paid-in capital	$4,100,090,201	$447,600,201
Distributions in excess of net investment income	(20,643,771)	(10,911,649)
Accumulated net realized loss	(199,193,177)	(15,379,760)
Net unrealized appreciation	444,258,280	19,092,902
NET ASSETS	$4,324,511,533	$440,401,694

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	375,461,801	38,142,326
R Shares	9,029,026	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $4,223,268,047 and $440,401,694, respectively)	$11.25	$11.55
R Shares (based on net assets of $101,243,486 and $0, respectively)	$11.21	$-

See Notes to Financial Statements.                            58                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2012

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $258,767 and $171,911, respectively)	$22,593,112	$1,570,807
Interest income	12,225,731	2,298,219
Total Investment Income	34,818,843	3,869,026

EXPENSES
Investment adviser fees	33,122,635	6,350,825
Fund services fees	668,817	118,921
Transfer agent fees:
Institutional Shares	83,599	-
R Shares	53,147	-
Distribution fees:
R Shares	124,333	-
Custodian fees	279,090	140,432
Registration fees:
Institutional Shares	90,788	24,699
R Shares	9,683	-
Professional fees	81,478	37,362
Trustees' fees and expenses	77,763	8,546
Dividend and interest expense on securities sold short	14,132,338	1,644,413
Interest expense	2,987,767	568,724
Miscellaneous expenses	1,486,227	256,724
Total Expenses	53,197,665	9,150,646
Fees waived and expenses reimbursed	-	(124,794)
Net Expenses	53,197,665	9,025,852

NET INVESTMENT LOSS	(18,378,822)	(5,156,826)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	81,526,836	9,926,153
Foreign currency transactions	(252,491)	(38,758)
Futures	(39,190,295)	(879,972)
Securities sold short	(44,673,948)	(6,316,696)
Written options	11,703,285	856,544
Swaps	224,053	(2,052,443)
Net realized gain	9,337,440	1,494,828

See Notes to Financial Statements.                            59                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2012

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
Net change in unrealized appreciation (depreciation) on:
Investments	$(13,266,645)	$(2,971,441)
Foreign currency translations	(21,676)	116,984
Futures	23,160,606	2,932,045
Securities sold short	49,772,199	2,669,514
Written options	6,517,913	(11,294)
Swaps	99,068	(893,819)
Net change in unrealized appreciation (depreciation)	66,261,465	1,841,989
NET REALIZED AND UNREALIZED GAIN	75,598,905	3,336,817
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$57,220,083	$(1,820,009)

See Notes to Financial Statements.                            60                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

		Shares		Shares
NET ASSETS MARCH 31, 2011	$3,401,987,995	$ 3,401,987,995	$593,127,207	$593,127,207

OPERATIONS
Net investment loss	(29,258,718)		(11,785,135)
Net realized gain (loss)	(1,844,835)		2,460,325
Net change in unrealized appreciation (depreciation)	146,634,457		(13,504,509)
Increase (Decrease) in Net Assets Resulting from Operations	115,530,904		(22,829,319)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(6,689,291)		-
Net realized gain:
Institutional Shares	(16,344,134)		(16,872,174)
R Shares	(439,299)		-
Total Distributions to Shareholders	(23,472,724)		(16,872,174)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,600,750,824	145,911,735	246,299,421	20,519,202
R Shares	33,674,499	3,066,276	-	-
Reinvestment of distributions:
Institutional Shares	18,063,489	1,641,104	16,150,949	1,392,323
R Shares	411,621	37,285	-	-
Redemption of shares:
Institutional Shares	(1,119,308,289)	(102,309,486)	(304,955,155)	(25,605,864)
R Shares	(44,205,889)	(4,026,253)	-	-
Increase (Decrease) in Net Assets from Capital Share Transactions	489,386,255	44,320,661	(42,504,785)	(3,694,339)
Increase (Decrease) in Net Assets	581,444,435		(82,206,278)

NET ASSETS MARCH 31, 2012 (Including line (a))	$3,983,432,430		$510,920,929

See Notes to Financial Statements.                            61                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND

		Shares		Shares

NET ASSETS MARCH 31, 2012 (Including line (a))	$3,983,432,430		$510,920,929

OPERATIONS
Net investment loss	(18,378,822)		(5,156,826)
Net realized gain	9,337,440		1,494,828
Net change in unrealized appreciation (depreciation)	66,261,465		1,841,989
Increase (Decrease) in Net Assets Resulting from Operations	57,220,083		(1,820,009)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	700,065,114	62,476,154	66,798,347	5,798,800
R Shares	21,537,078	1,929,692	-	-
Redemption of shares:
Institutional Shares	(422,153,563)	(37,713,773)	(135,497,573)	(11,749,349)
R Shares	(15,589,609)	(1,395,956)	-	-
Increase (Decrease) in Net Assets from Capital Share Transactions	283,859,020	25,296,117	(68,699,226)	(5,950,549)
Increase (Decrease) in Net Assets	341,079,103		(70,519,235)

NET ASSETS SEPTEMBER 30, 2012 (Including line (b))	$4,324,511,533		$440,401,694

(a) Distributions in excess of net investment income March 31, 2012	$(2,264,949)		$(5,754,823)

(b) Distributions in excess of net investment income September 30, 2012	$(20,643,771)		$(10,911,649)

See Notes to Financial Statements.                            62                                         ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
			For the Years Ended March 31,
	For the Six Months Ended September 30, 2012		2012	2011		2010		2009		2008
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$11.09		$10.80	$10.66		$8.79		$10.52		$10.62
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.05)		(0.09)	(0.02)		0.10		0.08		0.16
Net realized and unrealized
gain (loss)	0.21		0.45	0.20		1.91		(1.38)		(0.11)
Total from Investment
Operations	0.16		0.36	0.18		2.01		(1.30)		0.05
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.02)	(0.04)		(0.14)		(0.08)		(0.15)
Net realized gain	—		(0.05)	—		—	(b)	(0.35)		—
Total Distributions to
Shareholders	—		(0.07)	(0.04)		(0.14)		(0.43)		(0.15)
NET ASSET VALUE, End of Period	$11.25		$11.09	$10.80		$10.66		$8.79		$10.52
TOTAL RETURN	1.44	%(c)	3.36%	1.73%		22.95%		(12.41)%		0.41%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$4,223,268	$3,889,319		$3,300,120		$2,116,412		$786,766		$856,441
Ratios to Average Net Assets:
Net investment income (loss)	(0.87	)%(d)	(0.80)%	(0.20)%		0.98%		0.78%		1.50%
Net expense (e)	1.73	%(d)	1.73%	1.73%		1.78%		1.81%		1.88%
Dividend and interest expense	0.82	%(d)	0.85%	0.53%		0.34%		0.50%		0.50%
Gross expense	2.55	%(d)	2.58%	2.26	%(f)	2.12	%(f)	2.31	%(f)	2.38	%(f)
PORTFOLIO TURNOVER RATE	30	%(c)	112%	192%		114%		133%		553%

(a)										Calculated based on average shares outstanding during each period.
(b)										Less than $0.01 per share.
(c)										Not annualized.
(d)										Annualized.
(e)										Excludes dividend and interest expense.
(f)										Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                            63                                        ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
		For the Years Ended March 31,
	For the Six Months Ended September 30, 2012	2012		2011		2010		2009		2008
R SHARES (a)
NET ASSET VALUE, Beginning
of Period	$11.08		$10.82	$10.67		$8.82		$10.55		$10.63
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.07)		(0.16)	(0.10)		0.05		0.04		0.13
Net realized and unrealized
gain (loss)	0.20		0.47	0.26		1.91		(1.39)		(0.13)
Total from Investment
Operations	0.13		0.31	0.16		1.96		(1.35)		—
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		—	(0.01)		(0.11)		(0.03)		(0.08)
Net realized gain	—		(0.05)	—		—	(c)	(0.35)		—
Total Distributions to
Shareholders	—		(0.05)	(0.01)		(0.11)		(0.38)		(0.08)
NET ASSET VALUE, End of Period	$11.21		$11.08	$10.82		$10.67		$8.82		$10.55
TOTAL RETURN	1.17	%(e)	2.87%	1.49%		22.28%		(12.73)%		0.01	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$101,243	$94,113		$101,868		$93,696		$27,600		$32,106
Ratios to Average Net Assets:
Net investment income (loss)	(1.32	)%(f)	(1.43)%	(0.95)%		0.52%		0.37%			1.17%
Net expense (g)	2.13	%(f)	2.14%	2.11%		2.22%		2.23%			2.25%
Dividend and interest expense	0.82	%(f)	0.81%	0.53%		0.34%		0.50%			0.48%
Gross expense	2.96	%(f)	2.95%	2.64	%(h)	2.56	%(h)	2.73	%(h)	2.76	%(h)
PORTFOLIO TURNOVER RATE	30	%(e)	112%	192%		114%		133%			553%

(a)
Effective July 31, 2009, C Shares were reclassified as R Shares.  For the period April 1, 2009 through July 31, 2009, total return for the C Shares was 14.02%.  For the aforementioned period, the annualized gross expense and net expense ratios were 3.56% and 3.30%, respectively.

(b)		Calculated based on average shares outstanding during each period.
(c)		Less than $0.01 per share.
(d)		Total return excludes the effect of the applicable sales load.
(e)		Not annualized.
(f)		Annualized.
(g)		Excludes dividend and interest expense.
(h)		Reflects the expense ratio exluding any waivers and/or reimbursements.

See Notes to Financial Statements.                            64                                        ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
			For the Years Ended March 31,
	For the Six Months Ended September 30, 2012		2012	2011	2010	October 21, 2008 (a) through March 31, 2009
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning
of Period	$11.59		$12.41	$11.77	$10.57	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.13)		(0.25)	(0.13)	(0.11)	0.04
Net realized and unrealized
gain (loss)	0.09		(0.21)	0.95	2.11	0.55
Total from Investment
Operations	(0.04)		(0.46)	0.82	2.00	0.59
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		—	—	(0.01)	(0.02)
Net realized gain	—		(0.36)	(0.18)	(0.75)	—	(c)
Return of capital	—		—	—	(0.04)	—
Total Distributions to Shareholders	—		(0.36)	(0.18)	(0.80)	(0.02)
NET ASSET VALUE, End of Period	$11.55		$11.59	$12.41	$11.77	$10.57
TOTAL RETURN	(0.35	)%(d)	(3.68)%	6.98%	19.00%	5.95	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$440,402	$510,921		$593,127	$285,639	$77,245
Ratios to Average Net Assets:
Net investment income (loss)	(2.23	)%(e)	(2.12)%	(1.05)%	(0.90)%	0.84	%(e)
Net expense (f)	2.95	%(e)	2.95%	2.95%	2.95%	2.95	%(e)
Dividend and interest expense	0.96	%(e)	0.61%	0.42%	0.46%	0.05	%(e)
Gross expense (g)	3.96	%(e)	3.58%	3.42%	3.66%	3.82	%(e)
PORTFOLIO TURNOVER RATE	117	%(d)	430%	630%	597%	281	%(d)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Less than $0.01 per share.
(d)		Not annualized.
(e)		Annualized.
(f)		Excludes dividend and interest expense.
(g)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                            65                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Note 1. Organization

Absolute Strategies Fund and Absolute Opportunities Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Opportunities Fund currently offers Institutional Shares. Absolute Opportunities Fund commenced operations on October 21, 2008. Absolute Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices, such as the S&P 500 Index.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from

                           66                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2012, for each Fund’s investments is included in the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The volume of open currency positions may vary on a daily basis as Absolute Strategies Fund and Absolute Opportunities  Fund transacts forward currency contracts in order to achieve the exposure desired by the adviser. Absolute Strategies Fund and Absolute Opportunities Fund entered into an aggregated total notional value of $54,125,223 and $4,690,631, respectively, of forward currency contracts for the period ended September 30, 2012.

The values of each individual forward currency contract outstanding in Absolute Strategies Fund and Absolute Opportunities Fund as of September 30, 2012, are disclosed in the tables below.

Absolute Strategies Fund
Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(4,525,093)	Danish Krone	10/02/12	$780,250	$263
(2,906,119)	Danish Krone	10/03/12	500,749	(1,614)
(2,168,104)	Swedish Krona	10/02/12	330,614	553
(8,474,848)	Swedish Krona	10/02/12	1,292,329	2,163
(8,429,495)	Swedish Krona	10/02/12	1,285,414	2,152

				$3,517

                           67                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Absolute Opportunities Fund
Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
99,201	Canadian Dollars	10/01/12	$(100,712)	$195
121,942	Canadian Dollars	10/01/12	(123,963)	75
(26,725)	Canadian Dollars	10/01/12	27,184	-
122,875	Canadian Dollars	10/02/12	(125,318)	(331)

				$(61)

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of September 30, 2012, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts futures contracts in order to achieve the exposure desired by the adviser. Each Fund entered into a total notional amount of $1,974,732,652 and $134,063,920 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on futures contracts for the period ended September 30, 2012.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with broker for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

                            68                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

The values of each individual purchased option outstanding as of September 30, 2012, are disclosed in each Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as each Fund transacts purchased options in order to achieve the exposure desired by the adviser. Each Fund entered into a total value of $27,309,631 and $30,409,703 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on purchased options during the period ended September 30, 2012.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of September 30, 2012, if any, are disclosed in each Fund’s Schedule of Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts written options in order to achieve the exposure desired by the adviser. Each Fund entered into written options with a total value of $(28,146,633) and $(1,234,181) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, during the period ended September 30, 2012.

Transactions in written options during the period ended September 30, 2012, were as follows:

Absolute Strategies Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2012	(6,815)	$(4,249,484)	(56,840)	$(27,395,810)
Options written	(58,204)	(10,354,154)	(45,569)	(17,792,479)
Options terminated in closing transactions	6,562	3,093,905	31,086	14,015,501
Options exercised	-	-	65	32,449
Options expired	7,381	520,869	275	112,535
Options Outstanding, September 30, 2012	(51,076)	$(10,988,864)	(70,983)	$(31,027,804)

Absolute Opportunities Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2012	(2,330)	$(150,248)	(383)	$(115,906)
Options written	(16,035)	(725,646)	(12,924)	(508,535)
Options terminated in closing transactions	8,211	388,108	13,307	624,441
Options exercised	-	-	-	-
Options expired	10,154	487,786	-	-
Options Outstanding, September 30, 2012	-	$-	-	$-

                           69                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2012, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts credit default swaps in order to achieve the exposure desired by the adviser. Absolute Strategies Fund and Absolute Opportunities  Fund entered into a total notional amount of $1,000,000 and $325,000,000, respectively, on credit default swap agreements during the period ended September 30, 2012.

Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period.  The payment flows are usually netted against each other, with the difference being paid by one party to the other.  The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.

Notional amounts of each individual interest rate swap agreement outstanding as of September 30, 2012, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts interest rate swaps in order to achieve the exposure desired by the adviser. The Funds did not enter into any interest rate swaps for the period ended September 30, 2012.

Derivatives Transactions - Each Fund’s use of derivatives during the period ended September 30, 2012, was limited to credit default swaps, interest rate swaps, options, forward currency contracts and futures contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure, all

                           70                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

of which are not accounted for as hedging instruments, is as follows:

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Fund Contract Type/ Primary Risk Exposure

Absolute Strategies Fund

Credit contracts
	Unrealized gain on swap agreements	$79,493	Unrealized loss on swap agreements	$-

	Swap premiums paid	-	Swap premiums received	(72,832)

Currency contracts
	Receivable-Variation margin	487,500	Payable-Variation margin	-

Equity contracts
	Receivable-Variation margin	4,663,500	Payable-Variation margin	-

	Total investments, at value	52,030,140

			Call options written, at value	(11,618,356)

			Put options written, at value	(12,263,178)

Forward Currency contracts
	Unrealized gain on forward currency contracts	5,131	Unrealized loss on forward currency contracts	(1,614)

Interest contracts
	Receivable-Variation margin	15,859	Payable-Variation margin	(23,908)

Absolute Opportunities Fund

Credit contracts
	Unrealized gain on swap agreements	163,120	Unrealized loss on swap agreements	(2,755,613)

	Swap premiums paid	5,072,708	Swap premiums received	(227,757)

Currency contracts
	Receivable-Variation margin	81,250	Payable-Variation margin	-

                           71                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives

Absolute Opportunities Fund - continued

Equity contracts
	Receivable-Variation margin	$304,125	Payable-Variation margin	$-

	Total investments, at value	5,828,138

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2012, by each Fund are recorded in the following locations on the Statement of Operations:

	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Fund Contract Type/Primary Risk Exposure

Absolute Strategies Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) - Swaps	$249,553	$94,766

Currency contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	2,860,475	2,272,500

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	(38,670,476)	23,148,110

	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	(5,556,281)	(15,343,358)

	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	11,703,285	6,517,913

                           72                                        ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Fund Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Absolute Strategies Fund -
continued

Forward Currency contracts
	Realized gain (loss) – Foreign currency transactions and Net Change in unrealized gain (loss) – Foreign currency translations	$(347,514)	$96,033

Interest contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	(3,380,295)	(2,260,004)

	Realized gain (loss) – Swaps and Change in unrealized gain (loss) – Swaps	(25,500)	4,304

Absolute Opportunities Fund

Credit contracts
	Realized gain (loss) – Swaps and Change in unrealized gain (loss) – Swaps	(2,052,443)	(893,819)

Currency contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	590,012	541,763

Equity contracts
	Realized gain (loss) – Futures and Change in unrealized gain (loss) – Futures	(1,469,984)	2,390,282

	Realized gain (loss) – Investments and Change in unrealized gain (loss) - Investments	(5,735,905)	2,308,083

	Realized gain (loss) – Written options and Change in unrealized gain (loss) – Written options	856,544	(11,294)

                           73                                         ABSOLUTE FUNDS

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Fund Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Absolute Opportunities
Fund - continued

Forward Currency contracts
	Realized gain (loss) – Foreign currency transactions and Net Change in unrealized gain (loss) – Foreign currency translations	$2,603	$(61)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Absolute Strategies Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets

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NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

of the Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.60% and 2.75% of the average daily net assets of Absolute Strategies Fund and Absolute Opportunities Fund, respectively.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. Absolute Strategies Fund has adopted a Distribution Plan (the “Plan”) for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of R Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees, proxy expenses and extraordinary expenses) of Institutional Shares of Absolute Opportunities Fund to 2.95% through July 31, 2013. The Adviser waived fees of $124,794 for the period ended September 30, 2012.

Absolute Opportunities Fund may repay the Adviser fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement; (2) such payment is approved by the Board, and (3) the resulting class expenses do not exceed 2.95% for Institutional Shares. For the period April 1, 2009 through September 30, 2012, the Adviser waived fees and/or reimbursed expenses as follows:

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NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Year/Period Ended	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
March 31, 2010	$327,552	March 31, 2013	$-
March 31, 2011	$95,814	March 31, 2014	$-
March 31, 2012	$87,404	March 31, 2015	$-
September 30, 2012	$124,794	March 31, 2016	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2012, were as follows:

Absolute Strategies Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$925,563,810	$894,584,587	$55,933,624	$50,713,020

Absolute Strategies Fund placed a portion of it’s portfolio transactions with a brokerage firm affiliated with a sub-adviser. The commissions paid to this affiliated firm were $19,141 for the period.

Absolute Opportunities Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$296,260,969	$339,194,014	$-	$-

Note 6. Federal Income Tax and Investment Transactions

As of March 31, 2012, distributable earnings (accumulated loss) on a tax basis were as follows:

Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Absolute Strategies Fund	$(81,811,149)	$249,012,398	$167,201,249
Absolute Opportunities Fund	(18,853,472)	13,474,974	(5,378,498)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to credit default swaps, wash sales, post October losses, passive foreign investment holdings, real estate investment trusts, partnerships, grantor trusts, constructive sales, straddles, short dividend adjustments, loss deferral on covers, convertible bond premium adjustments, contingent payment debt instruments, futures mark-to-market and registered investment companies.

For tax purposes, the prior year post-October loss and late year ordinary loss was $81,811,149 and $18,853,472 (realized during the period November 1, 2011 through March 31, 2012) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively. These losses were recognized for tax purposes on the first business day of each Fund’s current fiscal year, April 1, 2012.

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NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Note 7. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and has determined that it did not have a significant impact on the reporting of the financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

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ADDITIONAL INFORMATION
SEPTEMBER 30, 2012

Investment Advisory Agreement Approval

At the June 15, 2012 Board meeting, the Board, including the Independent Trustees, considered the initial approval and the continuance of certain sub-advisory agreements (“Sub-Advisory Agreements”) for the Funds with Sabal Capital Management, LLC (“Sabal”); Madden Asset Management, LLC (“Madden”); and Yacktman Asset Management Co. (“Yacktman”). In evaluating the Sub-Advisory Agreements for the Funds, the Board reviewed materials furnished by Absolute Investment Advisors LLC (“Absolute”), the Sub-advisers (collectively, the “Advisers”) and the administrator, including information regarding the Advisers’ personnel, operations and financial condition.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Advisers, including information on the investment performance of the Advisers; (2) the costs of the services to be provided and profitability to the Advisers with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisers from its relationship with the Funds.  In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors.  In particular, the Board focused on the factors discussed below.

Sabal Capital Management, LLC

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of Absolute and Sabal, and a discussion of the personnel, operations and financial condition of Sabal, the Board considered the quality of services provided by Sabal under the Subadvisory Agreement between Absolute and Sabal. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at Sabal with principal investment responsibility for the portion of Absolute Opportunities Fund’s investments to be managed by Sabal; the investment philosophy and decision-making processes of those professionals; the capability and integrity of Sabal’s senior management and staff;  the quality of Sabal’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and Sabal’s representation that the firm is financially stable and able to provide investment advisory services to Absolute Opportunities Fund.  In addition, the Board took into consideration Absolute’s recommendation on behalf of Sabal.

Costs of Services and Profitability

The Board did not consider information regarding the costs of services to be provided and profits to be realized by Sabal from its relationship with Absolute Opportunities Fund, noting instead the arm’s length nature of the relationship between Absolute and Sabal with respect to the negotiation of the advisory fee rate on behalf of the Fund and that Absolute, and not Absolute Opportunities Fund, was responsible for paying the sub-advisory fees due under the Subadvisory Agreement.  The Board concluded that Sabal’s projected profitability was not a material factor in determining whether or not to approve the Subadvisory Agreement.

Performance

The Board reviewed Sabal’s historical performance record. In particular, the Board reviewed the performance of another fund managed by Sabal since August of 2010 in a style similar but not identical to the investment strategy to be employed on behalf of the Fund (“Comparable Fund”). The Board noted that the Comparable Fund underperformed the Russell 2000 Index for the year to date period but had provided similar since inception gross returns that were less volatile than the Russell 2000 Index.  Based on this review and all of the relevant facts and circumstances, the Board concluded that Sabal’s management of its portion of Absolute Opportunities Fund could benefit Absolute Opportunities Fund and its shareholders.

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SEPTEMBER 30, 2012

Compensation

The Board reviewed Sabal’s proposed compensation for providing subadvisory services to Absolute Opportunities Fund and noted that the addition of Sabal would not change the total management fee paid by Absolute Opportunities Fund because the subadvisory fees are paid by Absolute and not Absolute Opportunities Fund.  The Board considered that the total management fees paid by Absolute Opportunities Fund had been compared to fees paid by other similarly managed mutual funds in connection with the Board’s annual approval of the Advisory Agreement between Absolute and Absolute Opportunities Fund on March 16, 2012.  The Board also noted Sabal’s representation that the proposed subadvisory fee rate is in line with the fee rates that are charged to Sabal’s other advisory relationships.  After considering these matters, the Board concluded that the proposed subadvisory fee rate to be paid to Sabal was not excessive in light of the services to be provided to Absolute Opportunities Fund.

Economies of Scale

The Board considered whether Absolute Opportunities Fund would benefit from any economies of scale. The Board determined that because Absolute, and not Absolute Opportunities Fund, pays the subadvisory fee, shareholders would not benefit from any economies of scale in the form of breakpoints to the subadvisory fee rate.  Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Subadvisory Agreement.

Other Benefits

The Board noted Sabal’s representation that it would not receive significant ancillary benefits as a result of its relationship with Absolute Opportunities Fund. As a result, other benefits accrued by Sabal were not a material factor in approving the Subadvisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors.  The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Subadvisory Agreement.  Based on its review, including consideration of the factors referenced above, the Board determined, in the exercise of its business judgment, that the overall subadvisory arrangement, as outlined in the Subadvisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Madden Asset Management, LLC

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of Absolute and Madden, and a discussion of the personnel, operations and financial condition of Madden, the Board considered the quality of services provided by Madden under the Subadvisory Agreement between Absolute and Madden. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at Madden with principal investment responsibility for the portion of Absolute Strategies Fund’s investments to be managed by Madden; the investment philosophy and decision-making processes of those professionals; the capability and integrity of Madden’s senior management and staff;  the quality of Madden’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and Madden’s representation that the firm is financially stable and able to provide investment advisory services to Absolute Strategies Fund.  In addition, the Board took into consideration the Absolute’s recommendation on behalf of Madden.

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ADDITIONAL INFORMATION
SEPTEMBER 30, 2012

Costs of Services and Profitability

The Board did not consider information regarding the costs of services to be provided and profits to be realized by Madden from its relationship with Absolute Strategies Fund, noting instead the arm’s length nature of the relationship between Absolute and Madden with respect to the negotiation of the advisory fee rate on behalf of Absolute Strategies Fund and that Absolute, and not Absolute Strategies Fund, was responsible for paying the sub-advisory fees due under the Subadvisory Agreement.  The Board concluded that Madden’s projected profitability was not a material factor in determining whether or not to approve the Subadvisory Agreement.

Performance

The Board reviewed Madden’s historical performance record. In particular, the Board reviewed the performance of the portion of Absolute Opportunities Fund managed by Madden in the same style to be employed on behalf of the Fund (“Comparable Fund”). The Board noted that the Comparable Fund total return since inception exceeded that of the S&P Total Return Index during the same period by 35.91%. Based on this review and all of the relevant facts and circumstances, the Board concluded that Madden’s management of its portion of Absolute Strategies Fund could benefit Absolute Strategies Fund and its shareholders.

Compensation

The Board reviewed Madden’s proposed compensation for providing subadvisory services to Absolute Strategies Fund and noted that the addition of Madden would not change the total management fee paid by Absolute Strategies Fund because the subadvisory fees are paid by Absolute and not Absolute Strategies Fund.  The Board considered that the total management fees paid by Absolute Strategies Fund had been compared to fees paid by other similarly managed mutual funds in connection with the Board’s annual approval of the Advisory Agreement between Absolute and Absolute Strategies Fund on March 16, 2012.  The Board also noted Madden’s representation that the proposed subadvisory fee rate is in line with the fee rates that are charged to Madden’s other advisory relationships.  After considering these matters, the Board concluded that the proposed subadvisory fee rate to be paid to Madden was not excessive in light of the services to be provided to Absolute Strategies Fund.

Economies of Scale

The Board considered whether Absolute Strategies Fund would benefit from any economies of scale. The Board determined that because Absolute, and not Absolute Strategies Fund, pays the subadvisory fee, shareholders would not benefit from any economies of scale in the form of breakpoints to the subadvisory fee rate.  Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Subadvisory Agreement.

Other Benefits

The Board noted Madden’s representation that it would not receive significant ancillary benefits as a result of its relationship with Absolute Strategies Fund. As a result, other benefits accrued by Madden were not a material factor in approving the Subadvisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors.  The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Subadvisory Agreement.  Based on its review, including consideration of the factors referenced above, the Board determined, in the exercise of its business judgment, that the overall subadvisory arrangement, as outlined in the Subadvisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

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ADDITIONAL INFORMATION
SEPTEMBER 30, 2012

Yacktman Asset Management Co.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of Absolute and Yacktman, and a discussion of the personnel, operations and financial condition of Yacktman, the Board considered the quality of services to be provided by Yacktman under the Subadvisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at Yacktman with principal investment responsibility for the portion of Absolute Strategies Fund’s investments to be managed by Yacktman; the investment philosophy and decision-making processes of those professionals; the capability and integrity of Yacktman’s senior management and staff;  the quality of Yacktman’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and Yacktman’s representation that the firm is financially stable and able to provide investment advisory services to Absolute Strategies Fund.  In addition, the Board took into consideration Absolute’s recommendation on behalf of Yacktman.

Costs of Services and Profitability

The Board did not consider information regarding the costs of services to be provided and profits to be realized by Yacktman from its relationship with Absolute Strategies Fund, noting instead the arm’s length nature of the relationship between Absolute and Yacktman with respect to the negotiation of the advisory fee rate on behalf of Absolute Strategies Fund and that Absolute, and not Absolute Strategies Fund, was responsible for paying the sub-advisory fees due under the Subadvisory Agreement. The Board concluded that Yacktman’s projected profitability was not a material factor in determining whether or not to approve the Subadvisory Agreement.

Performance

The Board reviewed Yacktman’s historical performance record. In particular, the Board noted the performance of the portion of Absolute Strategies Fund’s assets allocated to Yacktman was the same as the performance reviewed by the Board at  its March 16, 2012 meeting and that no deviations in performance from Yacktman’s prior performance record with respect to Absolute Strategies Fund were expected. Based on this review and all of the relevant facts and circumstances, the Board concluded that Yacktman’s management of its portion of Absolute Strategies Fund could benefit Absolute Strategies Fund and its shareholders.

Compensation

The Board reviewed Yacktman’s proposed compensation for providing subadvisory services to Absolute Strategies Fund and noted that the addition of Yacktman would not change the total management fee paid by Absolute Strategies Fund because the subadvisory fees are paid by Absolute and not Absolute Strategies Fund.  The Board considered that the total management fees paid by the Fund had been compared to fees paid by other similarly managed mutual funds in connection with the Board’s annual approval of the Advisory Agreement between Absolute and Absolute Strategies Fund on March 16, 2012.  The Board also noted Yacktman’s representation that the proposed subadvisory fee rate is in line with the fee rates that are charged to Yacktman’s other advisory relationships.  After considering these matters, the Board concluded that the proposed subadvisory fee rate to be paid to Yacktman was not excessive in light of the services to be provided to Absolute Strategies Fund.

Economies of Scale

The Board considered whether Absolute Strategies Fund would benefit from any economies of scale. The Board determined that because Absolute, and not the Absolute Strategies Fund, pays the subadvisory fee, shareholders would not benefit from any economies of scale in the form of breakpoints to the subadvisory fee rate.  Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Subadvisory Agreement.

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ADDITIONAL INFORMATION
SEPTEMBER 30, 2012

Other Benefits

The Board noted Yacktman’s representation that it would not receive significant ancillary benefits as a result of its relationship with the Fund. As a result, other benefits accrued by Yacktman were not a material factor in approving the Subadvisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors.  The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Subadvisory Agreement.  Based on its review, including consideration of the factors referenced above, the Board determined, in the exercise of its business judgment, that the overall subadvisory arrangement, as outlined in the Subadvisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012, through September 30, 2012.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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ABSOLUTE FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2012

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2012	September 30, 2012	Period*	Ratio*
Absolute Strategies Fund
Institutional Shares
Actual	$1,000.00	$1,014.42	$12.88	2.55%
Hypothetical (5% return before taxes)	$1,000.00	$1,012.28	$12.86	2.55%
R Shares
Actual	$1,000.00	$1,012.64	$14.93	2.96%
Hypothetical (5% return before taxes)	$1,000.00	$1,010.23	$14.92	2.96%

Absolute Opportunities Fund
Institutional Shares
Actual	$1,000.00	$996.55	$19.57	3.91%
Hypothetical (5% return before taxes)	$1,000.00	$1,005.46	$19.66	3.91%

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

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MERK HARD CURRENCY FUND®

Investor Shares (MERKX)

Institutional Shares (MHCIX)

MERK ASIAN CURRENCY FUND®

Investor Shares (MEAFX)

Institutional Shares (MASIX)

MERK ABSOLUTE RETURN CURRENCY FUND®

Investor Shares (MABFX)

Institutional Shares (MAAIX)

MERK CURRENCY ENHANCED U.S. EQUITY FUNDSM

Investor Shares (MUSFX)

Institutional Shares (MUSIX)

SEMI-ANNUAL REPORT (UNAUDITED)	SEPTEMBER 30, 2012

A MESSAGE TO OUR SHAREHOLDERS	SEPTEMBER 30, 2012

Dear Shareholder,

We present the semi-annual report for Merk Hard Currency Fund®, Merk Asian Currency Fund®, Merk Absolute Return Currency Fund®, and Merk Currency Enhanced U.S. Equity FundSM (individually a “Fund” and collectively the “Funds”) with respect to the period April 1, 2012 through September 30, 2012 (the “Period”).

•	Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar.

•	Merk Asian Currency Fund seeks to profit from a rise in Asian currencies relative to the U.S. dollar.

•	Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in currencies.

•

Merk Currency Enhanced U.S. Equity Fund seeks to generate total returns that exceeds that of Standard and Poor’s 500® Index by investing in securities and instruments that create exposure to U.S. equities and currencies.

Merk Hard Currency Fund Investor Shares posted a return of 1.08% for the six-month period ended September 30, 2012. In comparison, the JPMorgan 3-Month Global Cash Index (“reference basket”) posted a return of -0.43% during the Period. As of September 30, 2012, the Investor Shares of the Fund had a one-year return of 3.15%, a five-year annualized return of 3.57% and an annualized return of 5.23% since inception on May 10, 2005; this compares to a one-year return of 0.88%, a five-year annualized return of 1.98% and an annualized return of 3.59% since May 10, 2005 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for the most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The majority of currencies to which the Fund had exposure appreciated in value over the reference period. Generally, Asian and commodity currencies performed relatively well, while European currencies underperformed. The Singapore dollar returned 2.47%, the Canadian dollar returned 1.52%, and the New Zealand dollar returned 1.39%. Gold also performed relatively well, returning 6.24% during the Period, as measured by the spot price of gold per troy ounce. On the other hand, the euro declined 3.62% and the Swiss franc declined 3.97% during the Period.

We adapt the currency allocations as our analysis of monetary policies and economic environments evolves. During the Period, we actively managed the Fund’s exposure to the euro as monetary and fiscal policies developed. Throughout the Period, we largely substituted the Fund’s euro exposure for the Singapore dollar, which we consider may represent a substitute safe haven currency. We also adjusted the Fund’s exposures to select commodity currencies, reducing the Fund’s allocation to the Australian, Canadian and New Zealand dollars towards the end of the Period.

In the early months of the Period, we became concerned with the political process in Europe. It appeared to be evermore dysfunctional and as a result, the risk of outlier scenarios became elevated. As a result, we decided to reduce the Fund’s exposure to the currency in March, ultimately removing all euro exposure in May. It was not until August that we re-entered a euro position, after European Central Bank (ECB) President Draghi took the lead in introducing what we believe may be a workable political process. Notably, the Outright Monetary Transactions (OMT) program, in which the ECB may engage in unlimited, but sterilized, purchases of short-term government bonds of Eurozone countries, is conditional on governments applying for help and ceding sovereign control over their budgets. It is then up to the Eurozone countries that provide direct financial support, rather then the ECB, to determine whether the governments receiving help are abiding by the rules imposed on them. In addition to taking away some of the outlier scenario associated with countries potentially leaving the monetary union, we believe the conditional OMT program encourages the Eurozone to move ever closer to a currency union with a defined processes on how to address fiscal challenges. While any relief provided by lower sovereign borrowing costs as a result of the OMT might reduce the pressure on weaker countries to engage in fiscal consolidation and structural reform, fiscal integration is continuing, and we believe the Eurozone is moving closer towards being governed like a single country. With risks reduced and a better process in place, we opted to invest in the euro once again. We continue to closely watch developments in the Eurozone and manage the Fund’s euro position accordingly.

We primarily redeployed the Fund’s euro exposure into the Singapore dollar. We believe the Singapore dollar represents a good substitute “safe haven” currency, especially when significant question marks hang over traditional safe haven currencies like the Japanese yen and the Swiss franc. In referring to “safe haven” currencies, we don’t mean to imply that such currencies are risk-free, but that investors might move towards such currencies in times of uncertainty. The Singapore dollar has historically exhibited low levels of volatility. We favor Singapore’s geographic location, being well positioned to benefit from ongoing Asian economic growth and its commitment to fostering the financial industry; we consider Singapore may be a prime beneficiary of overly burdensome regulations being imposed in London and New York. Concurrently, the Monetary Authority of Singapore has shown to be more refrained in expanding its balance sheet.

Towards the end of the Period we chose to reduce the Fund’s exposure to the commodity currencies of Australia, Canada and New Zealand. These currencies had outperformed leading up to this decision, primarily driven by more accommodative monetary policies around the world. While we maintain a positive long-term view on the currencies, our analysis estimated that they had become expensive, and hence the risks to the downside had become elevated.

Notably, overall Fund volatility was actually reduced, despite exiting the euro while increasing commodity currency positions. The euro has historically exhibited relatively low levels of volatility compared to commodity currencies; however our analysis suggested commodity currencies might become less volatile than they had been historically. This relatively low volatility in commodity currencies as well as the increased exposure to the historically less volatile Singapore dollar, were key in containing the risk profile of the Fund.

Merk Asian Currency Fund Investor Shares posted a return of 0.74% for the six-month period ended September 30, 2012. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.04% during the Period. As of September 30, 2012, the Investor Shares had a one-year return of 2.46% and an annualized return of -0.26% since inception on April 1, 2008; this compares to a one-year return of 0.05% and an annualized return of 0.33% since March 31, 2008 for the reference basket.1 The Fund’s Performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for the most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The majority of currencies to which the Fund had exposure appreciated in value over the reference period. The Fund’s largest position, the Chinese renminbi, appreciated 0.22%, the Singapore dollar returned 2.47%, the South Korean won returned 1.95%, and the Taiwanese dollar appreciated 0.65% during the Period. We adapt the currency allocations as our analysis of monetary policies and economic environments evolves.

Wage inflation continues to be a problem in much of Asia, particularly in China, which we believe will underpin ongoing strength in the Chinese currency, as policy makers increasingly allow the currency to appreciate to help mitigate such pressures. We believe significant upside potential remains in China and are more positive than others on the future growth trajectory. While there are concerns surrounding a housing downturn, the extent of leverage is much less than that evident in the U.S. or Spain. Therefore, the extent of pain is likely to be contained. Conversely, we believe large positive steps can be made in the financial industry, as it matures and moves from a highly regulated industry to one where loans are directed more efficiently.

In addition to increasing its offshore Chinese renminbi time deposits, the Fund may increasingly buy high quality, short-term debt instruments denominated in Asian currencies in pursuing its investment objective. At the end of the Period, the Fund held Monetary Authority of Singapore Bills as part of its Singapore dollar exposure.

Merk Absolute Return Currency Fund Investor Shares posted a return of -7.26% for the six-month period ended September 30, 2012. In comparison, the Citigroup 3-Month U.S. T-Bill Index (“reference basket”) increased 0.04% during the Period. As of September 30, 2012, the Investor Shares had a one-year return of -5.85% and an annualized return of -3.67% since inception on September 9, 2009; this compares to a one-year return of 0.05% and an annualized return of 0.10% since August 31, 2009 for the reference basket.2 The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for the most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The Fund employs a tactical, periodic currency allocation process. As such, currency exposures can change significantly from one holding period to the next. Moreover, the Fund aims to take advantage of potential short-term profit opportunities within the currency market. As a result, the Fund may have a net long or net short U.S. dollar currency exposure at any time.

The Fund can take offsetting positions in otherwise highly correlated currencies, on a short-term view that such currency positioning will yield profitable returns. Indeed, during the Period, the Fund held both long and short positions at various points

[1]

Note that the inception date of Merk Asian Currency Fund is April 1, 2008 and, therefore, the annualized return for the Fund is from April 1, 2008 through September 30, 2012, whereas the annualized return for the reference basket is calculated for the time period March 31, 2008 through September 30, 2012.

[2]

Note that data is not available for the reference basket on the inception date of Merk Absolute Return Currency Fund (September 9, 2009). As such, performance for the reference basket is calculated for the time period August 31, 2009 through September 30, 2012, whereas performance for the Fund is calculated for the period since inception through September 30, 2012.

in time in the majority of currencies the Fund invests in. Such allocations may generate returns that are unlikely to be correlated to traditional asset classes. Holding offsetting positions in otherwise correlated currencies may also help contain the volatility of the Fund.

We made enhancements to the investment process in early June, specifically employing more frequent currency rebalancing and introducing a macro overlay. The more active management strategy incorporates a holistic approach to risk management in response to increased policy intervention risk globally. We have also integrated aspects of the hard currency strategy – where we believe we have a proven investment process – as part of the Fund’s macro overlay strategy. Additionally, we have streamlined management of the Fund, moving to a team approach: Axel Merk is primarily responsible for the management of the Fund, relying on the support of the investment management team. Since implementation of the changes, our internal analysis is promising, showing the changes have added positively to overall Fund returns.

Merk Currency Enhanced U.S. Equity Fund Investor Shares posted a return of -4.21% for the six-month period ended September 30, 2012. In comparison, the S&P 500 Index (“reference basket”) increased 3.42% during the Period. As of September 30, 2012, the Investor Shares had a one-year return of 22.26% and an annualized return of 15.10% since inception on September 12, 2011; this compares to a one-year return of 30.20% and an annualized return of 25.47% since September 12, 2011 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for the most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.30%.

Merk Currency Enhanced U.S. Equity Fund combines U.S. equities with exposure to currencies, seeking to generate total returns. By employing a currency overlay, the Fund actively manages U.S. dollar and other currency risk while concurrently providing investment exposure to U.S. equities. Currency overlay allocations follow a similar methodology to that of the Merk Absolute Return Currency Fund in seeking to achieve positive absolute returns from the fund’s exposure to currencies. A combination of U.S. equities and international currencies may offer portfolio diversification benefits to traditional domestic equities, given the historically low correlation between currencies and equities. The combination of U.S. equities and international currencies may also bring portfolio benefits similar to international equity exposure. Therefore, in addition to considering the Fund’s performance relative to the S&P 500 Index, it may be appropriate to consider the Fund’s performance also relative to an international equity index, which would be an alternative way to introduce diversification to an equity portfolio.

For the period ending September 30, 2012, the Fund had a one-year return of 22.26% compared to the MSCI EAFE Index of 13.75%. The MSCI EAFE Index is an index that is used as a proxy for the international equity market performance in developed markets outside the U.S. & Canada.

To achieve returns, we aim to actively manage the currency exposure associated with the broad U.S. equities markets. We made enhancements to the currency investment decision-making process in early June, specifically employing more frequent currency rebalancing to our macro overlay component. The more active management strategy incorporates a holistic approach to risk management in response to increased policy intervention risk globally. We have also integrated aspects of the hard currency strategy – where we believe we have a proven investment process – as part of the Fund’s macro overlay strategy. Additionally, we have streamlined management of the Fund, moving to a team approach: Axel Merk is primarily responsible for the management of the Fund relying on the support of the investment management team. Since implementation of the changes, our internal analysis is promising, showing the changes have added positively to overall Fund returns.

Market Analysis and Insights

The market’s focus, for the majority of the six-month period ended September 30, 2012, was Europe, specifically policy maker’s attempts to protect against the global contagion effects of periphery nation fiscal concerns. Towards the end of the Period, renewed focus was placed on the U.S. Federal Reserve’s (Fed’s) monetary policies and outlook, particularly following the announcement to expand its quantitative easing program by adding an open-ended mortgage-backed securities (MBS) purchase program (colloquially known as “QE3”). The market’s attention was also drawn to other central banks around the world, which became more accommodative, or hinted that accommodative policy was likely over the foreseeable future. In large part, this may have helped drive increased investor risk appetite and demand for risky assets, as evidenced by the S&P 500, which returned 3.42% during the Period. Commodities and commodity currencies also benefited during the Period.

We believe the European Central Bank (ECB) and President Draghi have forced upon European policy makers a pathway for a fiscal framework and centralized fiscal oversight. The conditionality of the ECB’s Outright Monetary Transactions (OMT) program announced in September is an important step. It effectively takes away sovereignty over a participating country’s fiscal decision-making process. It also forces Euro-area politicians to agree upon fiscal limits and targets, as well as the oversight and implementation of such measures. At the same time, by explicitly stating its intention to stand behind European countries as a backstop and do “whatever it takes” to ensure the viability of the euro, the ECB has taken some of the tail risk, or “black swan” risk, out of markets.

Ultimately, for the ECB to act effectively as an independent central bank, and for the euro to act as any other free-floating currency, European politicians need to act as a fiscal union. The establishment of centralized fiscal oversight is thus a necessary precondition for the long-term sustainability of the monetary union. The recent OMT announcement to purchase sovereign debt as long as certain fiscal criteria are meet is an important step towards this goal. The onus is now squarely on politicians not just to come up with a fiscal framework, but to request help. We have argued for a very long time that Europe’s problems will not be fixed overnight, but rather, are likely to be a long-drawn out, somewhat dysfunctional, process. Politicians are not incentivized to act until the bond market forces them to act. We currently see this dynamic playing out in Spain: as soon as market pressure abates – i.e., interest rates fall to more manageable levels – politicians become reticent to ask for help; after all, in asking for help they must give up control over the country’s fiscal decisions. Unfortunately, for this very reason, we believe volatility is a necessary prerequisite for progress to be made in Europe; it is only when interest rates are at unsustainable levels that politicians are forced to act. That said, it may be a long, messy process but giant steps have now been put in place towards centralized fiscal oversight of the Eurozone. From a currency perspective, we view these steps positively for the euro.

Another important development in Europe are the talks surrounding centralized oversight of the banking industry. We believe the ECB is correct to push for implementation of a single supervisory mechanism for Euro-area banks. Such a mechanism is important in lessening the disparity among Euro-area nation financial industries and may help to reduce future crises. It is simply unsustainable for each member country to oversee its respective banking industry as it inherently increases geographical contagion risks, exacerbating downside economic pressures.

The existence of a centralized banking oversight mechanism may help lessen the probability of runs on the banking industry of select countries. For instance, banks domiciled in weak periphery nations have been the target of short selling and depositor withdrawals, largely because those same banks have significant exposure to the downgraded sovereign debt of the countries in which they are domiciled. Greek banks held a significant proportion of Greek government debt on their balance sheets. Likewise, Spanish banks have significant exposure to Spanish government debt. The same is true for Italian or Portuguese banks. Aside from lack of consistency and uniformity, a key problem with individual country banking regulation is that each respective regulator deems local sovereign debt “risk free”, thereby incentivizing the local banking industry to be overexposed to that same sovereign debt. Having a centralized banking oversight mechanism may help alleviate these concerns. The process towards centralized oversight is unlikely to be a quick or smooth one, as there are so many vested interests, but positive steps appear to be being made.

It is important to note that despite all the concerns surrounding Europe, the euro is not trading at parity to the U.S. dollar. In fact, the euro has held its value relatively well. We believe one of the reasons for this is the fact that the Eurozone as a whole has a broadly balanced current account. In contrast, the U.S. has a massive current account deficit, meaning the U.S. is reliant on investment from abroad simply to stop the dollar from falling. As a result, the U.S. is required to generate economic growth to attract capital from abroad. The euro doesn’t have this same pressure. In addition, the ECB has been more refrained in implementing accommodative policies relative to the Fed. The ECB has the single mandate of ensuring price stability as opposed to the Fed’s dual mandate of fostering price stability and maximum employment, the latter of which is its justification for extensive and ongoing monetary easing. Like any asset, when there is an increase in supply with no offsetting increase in demand, this naturally creates downward pressures on price. We believe such dynamics are playing out in the U.S., especially on the back of QE3, and are less evident in Europe. While concerns remain over the future direction of Europe, we consider that U.S. monetary policies are more detrimental to the value of the U.S. dollar. As a result, from a currency perspective, we believe the euro may appreciate relative to the U.S. dollar going forward.

In our opinion, the ECB has done a good job in maintaining its independence, while not encroaching on fiscal policy, but rather enforcing upon policy makers a process by which they can make steps towards fiscal coordination. In contrast, the U.S. Fed has once again encroached on fiscal territory in setting monetary policy. By announcing QE3 and its open-ended, unlimited purchases of mortgage-backed securities (MBS), the Fed is specifically favoring one portion of the economy over others: the housing sector. It’s not hard to see why. We believe Bernanke wants to instigate home price inflation and, in so doing, bail out the millions still underwater in their mortgages. Gridlock in Washington has meant Bernanke has taken it upon himself to address the issue. The problem is, funneling funds to certain sectors of the economy has traditionally been the realm of fiscal policy, NOT monetary policy.

We do believe QE3 has been effective in raising inflationary concerns. Indeed, market implied measures of inflation increased significantly in reaction to the announcement. Our concern is Bernanke and the Fed will now err on the side of inflation in attempting to drive the unemployment rate lower. The September Federal Open Market Committee (FOMC) minutes make it clear that the Fed would like to introduce a numerical target for the unemployment rate, looking to move away from a focus on moderating inflation and placing a greater emphasis on trying to improve the employment situation. This change in focus is worrying, as it further severs the link between monetary policy and inflation.

Moreover, through manipulation of the yield curve, the Fed is inherently increasing the risk that it gets monetary policy wrong. Every time the Fed purchases Treasuries or MBS, it drives the yields on those same securities lower. In so doing, the Fed can no longer rely on those yields to provide valuable information on the state of the economy, as the yields no longer reflect free market forces. As such, through its accommodative monetary policies, the Fed has taken away a key gauge in estimating and setting appropriate monetary policy. Put simply, the more the Fed manipulates markets, the greater the chance of unintended consequences, such as inflation and further deterioration in the U.S. dollar.

In Asia, we continue to favor Asian countries that produce goods and services at the mid to high-end of the value chain. We believe countries producing higher-end goods and services have greater pricing power, whereas low-end producers compete predominantly on price. For this reason, we believe stronger Asian countries, like China, have the ability to pass on increased costs through exported inflation, which ultimately shows up in U.S. import prices. In addition, we consider it is in the best interests of these countries to allow for further appreciation of their respective currencies, in large part to help mitigate domestic inflationary pressures. China is a prime example.

Many Chinese politicians fear the likelihood of political uprisings similar to those witnessed in the Middle East. Indeed, the dissemination of news flow out of that region has been heavily controlled in China. In the Middle East and historically, inflation has been a key factor leading to political upheaval. An unelected government can stay in power as long as the populace can feed themselves. When they cannot, there is trouble. Chinese politicians realize they need to generate sustainable economic growth while containing inflation, such that real wage growth is accomplished. Said another way: growth of the middle class. With ongoing inflationary pressures, particularly wage inflation, a key concern, we believe further appreciation of the currency likely.

With so many global dynamics to play out, we believe numerous opportunities are evident within the currency asset class, and continue to believe that currencies may provide valuable portfolio diversification benefits and upside potential.

We invite you to read more about our Funds and sign up for our periodic newsletter at www.merkfunds.com.

Sincerely,

Axel G. Merk
President & Chief Investment Officer

The views in this report were those of the fund manager as of September 30, 2012, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The Citigroup 3-Month U.S. T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

JPMorgan does not sponsor, endorse or promote Merk Hard Currency Fund in connection with any reference to the JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.

The MSCI EAFE is an index that is used as a proxy for the international equity market performance in developed markets outside the U.S. & Canada. It is considered a major indicator of the direction of global markets.

The S&P 500 Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. An investment cannot be made directly in an index.

*	All returns are relative to the U.S. dollar unless otherwise stated. Returns for the U.S. dollar are calculated using the Dollar Index (DXY). Source for exchange rates listed in this letter: Bloomberg.

MERK HARD CURRENCY FUND	SEPTEMBER 30, 2012

SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds - 55.6% (a)

Government Agency - Germany - 1.0%
$30,000,000	Kreditanst Fur Wie EMTN	NOK	3.38%	01/18/13	$5,259,701

Municipal County - Germany - 5.9%
23,000,000	Gemeinsame Bundeslaender, Series 25	EUR	3.75	10/17/13	30,656,844

Non-U.S. Government - Australia - 2.0%
10,000,000	Australian Government Bond, Series 127	AUD	4.75	11/15/12	10,390,761

Non-U.S. Government - Denmark - 0.8%
25,000,000	Denmark Government Bond	DKK	4.00	11/15/12	4,329,596

Non-U.S. Government - New Zealand - 9.9%
60,400,000	New Zealand Government Bond, Series 413	NZD	6.50	04/15/13	51,124,174

Non-U.S. Government - Singapore - 4.8%
28,550,000	Singapore Government Bond	SGD	3.63	07/01/14	24,637,752

Non-U.S. Government - Sweden - 4.7%
158,500,000	Sweden Government Bond, Series 1046	SEK	5.50	10/08/12	24,145,649

Regional Agency - Australia - 7.0%
21,000,000	New South Wales Treasury Corp., Series 813	AUD	5.50	08/01/13	22,258,770
13,000,000	Western Australia Treasury Corp., Series 13	AUD	8.00	06/15/13	13,970,589

					36,229,359

Regional Authority - Canada - 12.5%
11,000,000	Alberta Capital Finance Authority MTN (b)	CAD	1.37	02/05/13	11,200,397
7,000,000	Alberta Capital Finance Authority (b)	CAD	1.68	07/02/14	7,173,309
12,000,000	Province of British Columbia	CAD	8.50	08/23/13	12,999,329
24,000,000	Province of New Brunswick	CAD	5.88	12/06/12	24,617,882
8,488,000	Province of Saskatchewan	CAD	5.25	12/03/12	8,694,523

					64,685,440

Sovereign Agency - Finland - 2.9%
85,560,000	Municipality Finance PLC Kunta EMTN	NOK	2.75	09/16/13	15,079,582

Supranational Bank - Germany - 4.1%
16,000,000	European Investment Bank EMTN	EUR	4.38	04/15/13	21,036,367

Total Foreign Bonds (Cost $281,006,612)					287,575,225

Foreign Treasury Securities - 26.7% (a)(c)

Central Bank - Singapore - 10.4%
30,000,000	Monetary Authority of Singapore Bill, Series 28	SGD	0.26	10/12/12	24,443,957
36,000,000	Monetary Authority of Singapore Bill, Series 31	SGD	0.37	10/29/12	29,326,858

					53,770,815

Non-U.S. Government - Belgium - 4.7%
19,000,000	Belgian Treasury Bill	EUR	0.00-0.01	01/17/13	24,415,115

Non-U.S. Government - Canada - 6.7%
10,000,000	Canadian Treasury Bill	CAD	0.97%	10/11/12	10,168,447
24,000,000	Canadian Treasury Bill	CAD	0.97	11/08/12	24,386,451

					34,554,898

Non-U.S. Government - Norway - 4.90%
145,000,000	Norwegian Treasury Bill	NOK	1.43	12/19/12	25,246,993

Total Foreign Treasury Securities (Cost $138,457,394)					137,987,821

See Notes to Financial Statements

Shares	Security Description	Currency	Value in USD

Exchange Traded Product - 8.7% (d)
262,000	SPDR Gold Trust (Cost $34,415,958)	USD	$45,069,240

Total Investments - 91.0% (Cost $453,879,964)*			$470,632,286

Foreign Currencies - 12.6% (Cost $64,426,082)			65,379,241

Other Assets and Liabilities, Net - (3.6)%			(18,372,611)

NET ASSETS - 100.0%			$517,638,916

(a)	All or portion of these securities are segregated to cover outstanding forward currency contract and future contract exposures.
(b)	Variable rate security. Rate presented is as of September 30, 2012.
(c)	Rates shown are annualized yields at time of purchase.
(d)	Non-income producing security.

EMTN	European Medium Term Note
MTN	Medium Term Note
PLC	Public Limited Company

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,709,340
Gross Unrealized Depreciation	(957,018)

Net Unrealized Appreciation	$16,752,322

As of September 30, 2012, Merk Hard Currency Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Apppreciation
25	Gold 100 Oz. Future	12/31/2012	$4,434,750	$470,750

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value:
Foreign Bonds	$-	$287,575,225	$-	$287,575,225
Foreign Treasury Securities	-	137,987,821	-	137,987,821
Exchange Traded Product	45,069,240	-	-	45,069,240

Total Investments at Value	$45,069,240	$425,563,046	$-	$470,632,286
Other Financial Instruments:**
Futures	470,750	-	-	470,750

Total Assets	$45,539,990	$425,563,046	$-	$471,103,036

**	Other Financial Instruments include derivative instruments not reflected in the Schedule of Investments, such as futures which are valued at the unrealized appreciation of the instrument.

There were no transfers between Level 1 and Level 2 for the period ended September 30, 2012.

PORTFOLIO HOLDINGS

% of Net Assets

Foreign Bonds	55.6%
Foreign Treasury Securities	26.7%
Exchange Traded Product	8.7%
Foreign Currencies	12.6%
Other Assets and Liabilities, Net	(3.6)%

Total	100.0%

See Notes to Financial Statements

MERK ASIAN CURRENCY FUND	SEPTEMBER 30, 2012

SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD

U.S. Treasury Bills (a)(b) - 68.4%
$13,000,000	U.S. Treasury Bill	USD	0.11%	10/18/12	$12,999,610
12,000,000	U.S. Treasury Bill	USD	0.10	11/15/12	11,998,956
6,500,000	U.S. Treasury Bill	USD	0.11	12/13/12	6,498,947
3,500,000	U.S. Treasury Bill	USD	0.11-0.15	01/10/13	3,499,216
3,500,000	U.S. Treasury Bill	USD	0.13	02/21/13	3,498,471
8,500,000	U.S. Treasury Bill	USD	0.13	03/21/13	8,494,755

Total U.S. Treasury Bills (Cost $46,988,114)					46,989,955

Foreign Treasury Securities (a)(b) - 20.1%

Central Bank - Singapore - 20.1%
17,000,000	Monetary Authority of Singapore Bill, Series 31 (Cost $13,861,218)	SGD	0.37	10/29/12	13,848,794

Time Deposits (a)(b) - 9.3%
20,171,300	Barclays Bank PLC	CNH	3.40	10/22/12	3,200,778
20,004,429	JP Morgan Bank Hong Kong	CNH	1.85	10/26/12	3,174,298

Total Time Deposits (Cost $6,367,484)					6,375,076

Total Investments - 97.8% Cost ($67,216,816)*					$67,213,825

Net Unrealized Gain on Forward Currency Contracts - 1.2%					840,061

Other Assets and Liabilities, Net - 1.0%					662,320

NET ASSETS - 100.0%					$68,716,206

(a)	Rates shown are annualized yields at time of purchase.
(b)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.

PLC	Public Limited Company

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$9,433
Gross Unrealized Depreciation	(12,424)

Net Unrealized Depreciation	$(2,991)

As of September 30, 2012, Merk Asian Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
9,700,000	Singapore Dollar	$7,898,380	10/01/12	$5,793	$-
3,654,730	Singapore Dollar	2,975,922	10/01/12	2,182	-
3,640,000	Singapore Dollar	2,963,928	10/01/12	2,174	-
510	Singapore Dollar	415	10/01/12	1	-
(20,000,000)	China Renminbi	(3,147,660)	10/17/12	-	(29,313)
(11,000,000)	China Renminbi	(1,729,560)	10/17/12	-	(17,774)
35,000,000	China Renminbi	5,511,811	10/17/12	47,890	-
35,600,000	China Renminbi	5,604,975	10/17/12	50,035	-
(6,200,000)	Hong Kong Dollar	(799,822)	10/17/12	236	-
6,200,000	Hong Kong Dollar	799,709	10/17/12	-	(124)
(31,000,000)	Indian Rupee	(572,885)	10/17/12	-	(12,653)
31,000,000	Indian Rupee	548,673	10/17/12	36,865	-
(2,850,000)	Malaysian Ringgit	(910,834)	10/17/12	-	(20,381)
2,850,000	Malaysian Ringgit	892,130	10/17/12	39,084	-
55,000,000	New Taiwan Dollar	1,839,465	10/17/12	36,840	-
(3,640,000)	Singapore Dollar	(2,963,566)	10/17/12	-	(2,467)

See Notes to Financial Statements

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
3,640,000	Singapore Dollar	$2,883,449	10/17/12	$82,584	$-
(850,000,000)	South Korean Won	(735,358)	10/17/12	-	(28,725)
1,650,000,000	South Korean Won	1,437,721	10/17/12	45,499	-
28,200,000	Malaysian Ringgit	9,003,831	11/21/12	186,295	-
(9,700,000)	Singapore Dollar	(7,897,679)	11/21/12	-	(5,935)
(500,000)	Singapore Dollar	(400,335)	11/21/12	-	(7,068)
10,200,000	Singapore Dollar	8,201,717	11/21/12	109,300	-
4,300,000,000	South Korean Won	3,788,546	11/21/12	70,042	-
8,200,000	China Renminbi	1,289,612	12/19/12	5,999	-
13,000,000	China Renminbi	2,044,025	12/19/12	9,993	-
31,000,000	China Renminbi	4,875,364	12/19/12	22,679	-
3,700,000	Hong Kong Dollar	477,191	12/19/12	-	(5)
(59,000,000)	Indian Rupee	(1,079,380)	12/19/12	-	(22,110)
59,000,000	Indian Rupee	1,049,075	12/19/12	52,414	-
2,000,000	Malaysian Ringgit	641,746	12/19/12	8,796	-
6,100,000	Malaysian Ringgit	1,958,266	12/19/12	25,884	-
78,000,000	New Taiwan Dollar	2,644,068	12/19/12	17,518	-
153,800,000	New Taiwan Dollar	5,211,793	12/19/12	36,309	-
(3,654,730)	Singapore Dollar	(2,975,709)	12/19/12	-	(2,266)
(300,000)	Singapore Dollar	(244,746)	12/19/12	297	-
(510)	Singapore Dollar	(415)	12/19/12	-	(1)
8,300,000	Singapore Dollar	6,723,397	12/19/12	39,673	-
2,000,000,000	South Korean Won	1,766,004	12/20/12	26,232	-
2,100,000,000	South Korean Won	1,853,486	12/20/12	28,269	-

Unrealized gain (loss) on forward currency contracts				$988,883	$(148,822)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$-	$-
Level 2 – Other Significant Observable Inputs	67,213,825	840,061
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$67,213,825	$-

**	Other Financial Instruments include derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Level 2 inputs in the Investments in Securities column displayed in this table are U.S. Treasury Bills, Foreign Treasury Securities and Time Deposits. Refer to the Schedule of Investments for a further breakout of each security by type.

There were no transfers between Level 1 and Level 2 for the period ended September 30, 2012.

PORTFOLIO HOLDINGS

% of Net Assets

U.S. Treasury Bills	68.4%
Foreign Treasury Securities	20.1%
Time Deposits	9.3%
Net Unrealized Gain on Forward Currency Contracts	1.2%
Other Assets and Liabilities, Net	1.0%

Total	100.0%

See Notes to Financial Statements

MERK ABSOLUTE RETURN CURRENCY FUND	SEPTEMBER 30, 2012

SCHEDULE OF INVESTMENTS

Principal	Security Description	Rate	Maturity	Value in USD

U.S. Treasury Bills (a)(b) - 97.4%
$3,500,000	U.S. Treasury Bill	0.11%	10/18/12	$3,499,895
3,000,000	U.S. Treasury Bill	0.11	11/15/12	2,999,739
4,000,000	U.S. Treasury Bill	0.11	12/13/12	3,999,352
2,000,000	U.S. Treasury Bill	0.13	02/21/13	1,999,126
4,500,000	U.S. Treasury Bill	0.13	03/21/13	4,497,223

Total U.S. Treasury Bills (Cost $16,994,706)				16,995,335

Total Investments - 97.4% Cost ($16,994,706)*				$16,995,335

Net Unrealized Loss on Forward Currency Contracts - (1.3)%				$(229,087)

Other Assets and Liabilities, Net - 3.9%				688,199

NET ASSETS - 100.0%				$17,454,447

(a)	Rates shown are annualized yields at time of purchase.
(b)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$629
Gross Unrealized Depreciation	-

Net Unrealized Appreciation	$629

As of September 30, 2012, Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
(3,622,000)	Australian Dollar	$(3,783,081)	10/31/12	$37,215	$-
(848,000)	Australian Dollar	(885,002)	10/31/12	8,002	-
(837,000)	Australian Dollar	(867,885)	10/31/12	2,261	-
(166,000)	Australian Dollar	(171,248)	10/31/12	-	(429)
93,000	Australian Dollar	96,645	10/31/12	-	(465)
325,000	Australian Dollar	338,582	10/31/12	-	(2,467)
356,000	Australian Dollar	371,211	10/31/12	-	(3,036)
555,000	Australian Dollar	575,043	10/31/12	-	(1,063)
733,000	Australian Dollar	756,791	10/31/12	1,276	-
1,765,000	Australian Dollar	1,839,282	10/31/12	-	(13,922)
2,614,000	Australian Dollar	2,714,966	10/31/12	-	(11,572)
4,388,000	Australian Dollar	4,591,906	10/31/12	-	(53,844)
(1,230,000)	British Pound Sterling	(1,994,585)	10/31/12	8,571	-
(1,092,000)	British Pound Sterling	(1,777,854)	10/31/12	14,660	-
(960,000)	British Pound Sterling	(1,556,567)	10/31/12	6,507	-
(783,000)	British Pound Sterling	(1,265,019)	10/31/12	751	-
(465,000)	British Pound Sterling	(752,935)	10/31/12	2,125	-
(421,000)	British Pound Sterling	(683,617)	10/31/12	3,851	-
(132,000)	British Pound Sterling	(214,074)	10/31/12	940	-
543,000	British Pound Sterling	879,194	10/31/12	-	(2,441)
634,000	British Pound Sterling	1,024,955	10/31/12	-	(1,270)
1,722,000	British Pound Sterling	2,792,121	10/31/12	-	(11,702)
2,184,000	British Pound Sterling	3,541,786	10/31/12	-	(15,400)
(6,842,000)	Canadian Dollar	(6,984,690)	10/31/12	29,768	-
(3,320,000)	Canadian Dollar	(3,404,667)	10/31/12	29,873	-
(1,718,000)	Canadian Dollar	(1,746,606)	10/31/12	252	-

See Notes to Financial Statements

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
(867,000)	Canadian Dollar	$(884,007)	10/31/12	$2,697	$-
859,000	Canadian Dollar	872,739	10/31/12	439	-
859,000	Canadian Dollar	875,327	10/31/12	-	(2,150)
3,322,000	Canadian Dollar	3,404,920	10/31/12	-	(28,093)
3,391,000	Canadian Dollar	3,470,754	10/31/12	-	(23,788)
4,316,000	Canadian Dollar	4,422,462	10/31/12	-	(35,229)
(4,040,000)	Euro	(5,200,199)	10/31/12	6,967	-
(4,000,000)	Euro	(5,148,832)	10/31/12	7,018	-
(3,121,000)	Euro	(4,013,672)	10/31/12	1,771	-
(724,000)	Euro	(945,785)	10/31/12	15,117	-
42,000	Euro	54,222	10/31/12	-	(233)
368,000	Euro	475,846	10/31/12	-	(2,800)
575,000	Euro	739,961	10/31/12	-	(825)
1,400,000	Euro	1,824,518	10/31/12	-	(24,883)
4,753,000	Euro	6,211,411	10/31/12	-	(101,650)
(337,757,000)	Japanese Yen	(4,309,549)	10/31/12	-	(19,587)
(205,790,000)	Japanese Yen	(2,638,113)	10/31/12	440	-
(186,146,000)	Japanese Yen	(2,391,543)	10/31/12	5,653	-
(156,418,000)	Japanese Yen	(2,008,637)	10/31/12	3,780	-
(38,490,000)	Japanese Yen	(495,402)	10/31/12	2,064	-
(36,630,000)	Japanese Yen	(466,400)	10/31/12	-	(3,098)
(28,600,000)	Japanese Yen	(368,357)	10/31/12	1,782	-
74,389,000	Japanese Yen	956,774	10/31/12	-	(3,308)
134,330,000	Japanese Yen	1,727,257	10/31/12	-	(5,508)
374,390,000	Japanese Yen	4,781,732	10/31/12	16,940	-
(2,337,000)	New Zealand Dollar	(1,931,091)	10/31/12	-	(1,804)
(1,688,000)	New Zealand Dollar	(1,382,653)	10/31/12	-	(13,465)
(1,071,000)	New Zealand Dollar	(884,837)	10/31/12	-	(970)
(1,065,000)	New Zealand Dollar	(871,592)	10/31/12	-	(9,253)
(1,064,000)	New Zealand Dollar	(880,329)	10/31/12	312	-
77,000	New Zealand Dollar	63,205	10/31/12	480	-
179,000	New Zealand Dollar	146,355	10/31/12	1,693	-
1,688,000	New Zealand Dollar	1,394,847	10/31/12	1,271	-
1,862,000	New Zealand Dollar	1,530,324	10/31/12	9,706	-
2,135,000	New Zealand Dollar	1,765,361	10/31/12	463	-
2,338,000	New Zealand Dollar	1,931,854	10/31/12	1,868	-
(43,486,000)	Norwegian Krone	(7,551,421)	10/31/12	-	(30,302)
(8,958,000)	Norwegian Krone	(1,562,454)	10/31/12	639	-
(6,160,000)	Norwegian Krone	(1,066,527)	10/31/12	-	(7,460)
(5,024,000)	Norwegian Krone	(875,397)	10/31/12	-	(530)
(2,614,000)	Norwegian Krone	(458,203)	10/31/12	2,455	-
2,527,000	Norwegian Krone	442,287	10/31/12	-	(1,708)
3,390,000	Norwegian Krone	588,775	10/31/12	2,267	-
8,080,000	Norwegian Krone	1,414,228	10/31/12	-	(5,491)
10,185,000	Norwegian Krone	1,764,967	10/31/12	10,773	-
20,280,000	Norwegian Krone	3,553,540	10/31/12	-	(17,751)
36,800,000	Norwegian Krone	6,417,005	10/31/12	-	(976)
(7,571,000)	Singapore Dollar	(6,188,471)	10/31/12	19,402	-
(2,680,000)	Singapore Dollar	(2,189,051)	10/31/12	5,309	-
(2,226,000)	Singapore Dollar	(1,805,572)	10/31/12	-	(8,236)
(2,173,000)	Singapore Dollar	(1,774,769)	10/31/12	4,146	-
(1,438,000)	Singapore Dollar	(1,174,179)	10/31/12	2,456	-
(1,317,000)	Singapore Dollar	(1,072,496)	10/31/12	-	(634)
(1,078,000)	Singapore Dollar	(878,856)	10/31/12	470	-
(850,000)	Singapore Dollar	(693,968)	10/31/12	1,363	-
(214,000)	Singapore Dollar	(174,263)	10/31/12	-	(110)
1,086,000	Singapore Dollar	883,709	10/31/12	1,195	-
2,137,000	Singapore Dollar	1,740,256	10/31/12	1,033	-
5,000,000	Singapore Dollar	4,053,999	10/31/12	20,145	-
7,372,000	Singapore Dollar	6,018,485	10/31/12	-	(11,567)

See Notes to Financial Statements

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
10,384,000	Singapore Dollar	$8,419,981	10/31/12	$41,202	$-
(49,113,000)	Swedish Krona	(7,411,729)	10/31/12	-	(57,971)
(39,214,000)	Swedish Krona	(5,992,828)	10/31/12	28,688	-
1,327,000	Swedish Krona	203,709	10/31/12	-	(1,883)
1,564,000	Swedish Krona	238,971	10/31/12	-	(1,099)
3,363,000	Swedish Krona	514,616	10/31/12	-	(3,130)
3,802,000	Swedish Krona	575,638	10/31/12	2,616	-
4,439,000	Swedish Krona	677,728	10/31/12	-	(2,591)
12,870,000	Swedish Krona	1,955,663	10/31/12	1,762	-
39,230,000	Swedish Krona	6,001,641	10/31/12	-	(35,067)
42,281,000	Swedish Krona	6,451,367	10/31/12	-	(20,760)

Unrealized gain (loss) on forward currency contracts				$372,434	$(601,521)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$-	$-
Level 2 – Other Significant Observable Inputs	16,995,335	(229,087)
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$16,995,335	$(229,087)

**	Other Financial Instruments include derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Level 2 inputs in the Investments in Securities column displayed in this table are U.S. Treasury Bills. Refer to the Schedule of Investments for a further breakout of each security by type.

There were no transfers between Level 1 and Level 2 for the period ended September 30, 2012.

PORTFOLIO HOLDINGS

% of Net Assets

U.S. Treasury Bills	97.4%
Net Unrealized Loss on Forward Currency Contracts	(1.3)%
Other Assets and Liabilities, Net	3.9%

Total	100.0%

See Notes to Financial Statements

MERK CURRENCY ENHANCED U.S. EQUITY FUND	SEPTEMBER 30, 2012

SCHEDULE OF INVESTMENTS

Shares	Security Description	Value in USD

Exchange Traded Product – 96.2% (a)
14,550	SPDR S&P 500 ETF Trust (Cost $1,784,190)	$2,094,181

Total Investments – 96.2% Cost ($1,784,190)*		$2,094,181

Net Unrealized Loss on Forward Currency Contracts – (1.3)%		$(29,070)

Other Assets and Liabilities, Net – 5.1%		111,336

NET ASSETS – 100.0%		$2,176,447

(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.

ETF	Exchange Traded Fund

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$309,991
Gross Unrealized Depreciation	-

Net Unrealized Appreciation	$309,991

As of September 30, 2012, Merk Currency Enhanced U.S. Equity Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
1	E-mini S&P 500 Future	12/21/2012	$71,712	$(1,000)

As of September 30, 2012, Merk Currency Enhanced U.S. Equity Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
(464,000)	Australian Dollar	$(484,635)	10/31/12	$4,767	$-
(109,000)	Australian Dollar	(113,756)	10/31/12	1,029	-
(107,000)	Australian Dollar	(110,948)	10/31/12	289	-
(24,000)	Australian Dollar	(24,759)	10/31/12	-	(62)
11,000	Australian Dollar	11,431	10/31/12	-	(55)
41,000	Australian Dollar	42,713	10/31/12	-	(311)
45,000	Australian Dollar	46,923	10/31/12	-	(384)
67,000	Australian Dollar	69,420	10/31/12	-	(128)
90,000	Australian Dollar	92,921	10/31/12	157	-
227,000	Australian Dollar	236,554	10/31/12	-	(1,791)
324,000	Australian Dollar	336,515	10/31/12	-	(1,434)
561,000	Australian Dollar	587,069	10/31/12	-	(6,884)
(863,000)	Canadian Dollar	(880,998)	10/31/12	3,755	-
(425,000)	Canadian Dollar	(435,838)	10/31/12	3,824	-
(212,000)	Canadian Dollar	(215,530)	10/31/12	31	-
(114,000)	Canadian Dollar	(116,236)	10/31/12	355	-
106,000	Canadian Dollar	107,695	10/31/12	54	-
106,000	Canadian Dollar	108,015	10/31/12	-	(265)
424,000	Canadian Dollar	433,972	10/31/12	-	(2,974)
425,000	Canadian Dollar	435,608	10/31/12	-	(3,594)
553,000	Canadian Dollar	566,641	10/31/12	-	(4,514)
(993,000)	Euro	(1,278,168)	10/31/12	1,712	-
(391,000)	Euro	(502,834)	10/31/12	222	-
(94,000)	Euro	(122,795)	10/31/12	1,963	-
3,000	Euro	3,873	10/31/12	-	(17)
29,000	Euro	37,499	10/31/12	-	(221)
71,000	Euro	91,369	10/31/12	-	(102)
180,000	Euro	234,581	10/31/12	-	(3,199)

See Notes to Financial Statements

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
609,000	Euro	$795,866	10/31/12	$-	$(13,024)
(152,000)	British Pound Sterling	(246,485)	10/31/12	1,059	-
(140,000)	British Pound Sterling	(227,930)	10/31/12	1,880	-
(122,000)	British Pound Sterling	(197,814)	10/31/12	827	-
(97,000)	British Pound Sterling	(156,714)	10/31/12	93	-
(59,000)	British Pound Sterling	(95,534)	10/31/12	270	-
(52,000)	British Pound Sterling	(84,437)	10/31/12	476	-
(17,000)	British Pound Sterling	(27,570)	10/31/12	121	-
69,000	British Pound Sterling	111,721	10/31/12	-	(310)
77,000	British Pound Sterling	124,482	10/31/12	-	(154)
214,000	British Pound Sterling	346,988	10/31/12	-	(1,454)
279,000	British Pound Sterling	452,453	10/31/12	-	(1,967)
(43,263,000)	Japanese Yen	(552,006)	10/31/12	-	(2,509)
(26,160,000)	Japanese Yen	(335,357)	10/31/12	56	-
(22,809,000)	Japanese Yen	(293,043)	10/31/12	693	-
(19,625,000)	Japanese Yen	(252,014)	10/31/12	474	-
(4,770,000)	Japanese Yen	(61,394)	10/31/12	256	-
(4,720,000)	Japanese Yen	(60,098)	10/31/12	-	(399)
(3,500,000)	Japanese Yen	(45,079)	10/31/12	218	-
9,617,000	Japanese Yen	123,692	10/31/12	-	(428)
17,020,000	Japanese Yen	218,848	10/31/12	-	(698)
47,980,000	Japanese Yen	612,803	10/31/12	2,171	-
(5,489,000)	Norwegian Krone	(953,175)	10/31/12	-	(3,825)
(1,109,000)	Norwegian Krone	(193,432)	10/31/12	79	-
(744,000)	Norwegian Krone	(128,814)	10/31/12	-	(901)
(645,000)	Norwegian Krone	(112,387)	10/31/12	-	(68)
(338,000)	Norwegian Krone	(59,247)	10/31/12	317	-
330,000	Norwegian Krone	57,758	10/31/12	-	(223)
419,000	Norwegian Krone	72,772	10/31/12	280	-
1,008,000	Norwegian Krone	176,428	10/31/12	-	(685)
1,284,000	Norwegian Krone	222,505	10/31/12	1,358	-
2,593,000	Norwegian Krone	454,356	10/31/12	-	(2,270)
4,546,000	Norwegian Krone	792,709	10/31/12	-	(121)
(299,000)	New Zealand Dollar	(247,067)	10/31/12	-	(231)
(211,000)	New Zealand Dollar	(172,832)	10/31/12	-	(1,683)
(137,000)	New Zealand Dollar	(113,186)	10/31/12	-	(124)
(136,000)	New Zealand Dollar	(111,302)	10/31/12	-	(1,182)
(132,000)	New Zealand Dollar	(109,214)	10/31/12	39	-
10,000	New Zealand Dollar	8,208	10/31/12	62	-
22,000	New Zealand Dollar	17,988	10/31/12	208	-
211,000	New Zealand Dollar	174,356	10/31/12	159	-
230,000	New Zealand Dollar	189,030	10/31/12	1,199	-
273,000	New Zealand Dollar	225,735	10/31/12	59	-
299,000	New Zealand Dollar	247,059	10/31/12	239	-
(6,099,000)	Swedish Krona	(920,411)	10/31/12	-	(7,199)
(5,017,000)	Swedish Krona	(766,716)	10/31/12	3,670	-
169,000	Swedish Krona	25,943	10/31/12	-	(240)
199,000	Swedish Krona	30,406	10/31/12	-	(140)
415,000	Swedish Krona	63,505	10/31/12	-	(386)
469,000	Swedish Krona	71,008	10/31/12	323	-
569,000	Swedish Krona	86,873	10/31/12	-	(332)
1,590,000	Swedish Krona	241,609	10/31/12	218	-
5,019,000	Swedish Krona	767,837	10/31/12	-	(4,486)
5,224,000	Swedish Krona	797,094	10/31/12	-	(2,565)
(968,000)	Singapore Dollar	(791,235)	10/31/12	2,481	-
(344,000)	Singapore Dollar	(280,983)	10/31/12	681	-
(278,000)	Singapore Dollar	(227,053)	10/31/12	530	-
(275,000)	Singapore Dollar	(223,060)	10/31/12	-	(1,018)
(184,000)	Singapore Dollar	(150,243)	10/31/12	314	-
(160,000)	Singapore Dollar	(130,296)	10/31/12	-	(77)

See Notes to Financial Statements

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized (Loss)
(134,000)	Singapore Dollar	$(109,246)	10/31/12	$58	$-
(107,000)	Singapore Dollar	(87,358)	10/31/12	172	-
(15,000)	Singapore Dollar	(12,215)	10/31/12	-	(8)
143,000	Singapore Dollar	116,363	10/31/12	157	-
264,000	Singapore Dollar	214,987	10/31/12	128	-
944,000	Singapore Dollar	770,680	10/31/12	-	(1,481)
1,908,000	Singapore Dollar	1,547,123	10/31/12	7,570	-

Unrealized gain (loss) on forward currency contracts				$47,053	$(76,123)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2012:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$2,094,181	$(1,000)
Level 2 – Other Significant Observable Inputs	-	(29,070)
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$2,094,181	$(30,070)

**	Other Financial Instruments include derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.

The Level 1 inputs in the Investments in Securities column displayed in this table are Exchange Traded Products. Refer to the Schedule of Investments for a further breakout of each security by type.

There were no transfers between Level 1 and Level 2 for the period ended September 30, 2012.

PORTFOLIO HOLDINGS

% of Net Assets

Exchange Traded Product	96.2%
Net Unrealized Loss on Forward Currency Contracts	(1.3)%
Other Assets and Liabilities, Net	5.1%

Total	100.0%

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES	SEPTEMBER 30, 2012

	Merk Hard Currency Fund	Merk Asian Currency Fund	Merk Absolute Return Currency Fund	Merk Absolute Currency Enhanced U.S. Equity Fund
ASSETS
Investments:
Total investments, at cost	$453,879,964	$67,216,816	$16,994,706	$1,784,190
Net unrealized appreciation (depreciation)	16,752,322	(2,991)	629	309,991

Total investments, at value	470,632,286	67,213,825	16,995,335	2,094,181
Foreign currency (Cost $64,426,082, $0, $0, and $0, respectively)	65,379,241	-	-	-
Cash	4,874,365	14,510,242	679,998	46,334
Unrealized gain on forward currency contracts	-	988,883	372,434	47,053
Receivables:
Fund shares sold	939,506	63,421	24,085	11,620
Investment securities sold	-	416	-	43,149
Interest and dividends	6,586,873	3,881	7	11,579

Total Assets	548,412,271	82,780,668	18,071,859	2,253,916

LIABILITIES
Unrealized loss on forward currency contracts	-	148,822	601,521	76,123
Payables:
Investment securities purchased	29,326,858	13,849,209	-	-
Fund shares redeemed	918,603	2,382	-	-
Variation margin	16,500	-	-	338
Accrued liabilities:
Investment adviser fees	399,286	52,097	12,605	318
Distribution fees	90,835	9,114	2,567	95
Other expenses	21,273	2,838	719	595

Total Liabilities	30,773,355	14,064,462	617,412	77,469

NET ASSETS	$517,638,916	$68,716,206	$17,454,447	$2,176,447

COMPONENTS OF NET ASSETS
Paid-in capital	$511,194,443	$69,507,294	$19,282,928	$1,992,723
Accumulated (distributions in excess of) net investment income	(12,588,877)	(1,754,441)	(257,795)	(2,698)
Accumulated net realized gain (loss)	663,170	113,854	(1,342,229)	(93,500)
Net unrealized appreciation (depreciation)	18,370,180	849,499	(228,457)	279,922

NET ASSETS	$517,638,916	$68,716,206	$17,454,447	$2,176,447

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (unlimited shares authorized)
Investor Shares	36,410,487	4,576,167	1,436,911	40,016
Institutional Shares	6,124,822	2,584,929	569,335	152,231

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $442,966,191, $43,867,329, $12,489,686 and $452,107, respectively)	$12.17	$9.59	$8.69	$11.30
Institutional Shares (based on net assets of $74,672,725, $24,848,877, $4,964,761 and $1,724,340, respectively)	$12.19	$9.61	$8.72	$11.33

See Notes to Financial Statements

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED SEPTEMBER 30, 2012

	Merk Hard Currency Fund	Merk Asian Currency Fund	Merk Absolute Return Currency Fund	Merk Currency Enhanced U.S. Equity Fund
INVESTMENT INCOME
Dividend income	$-	$-	$-	$21,453
Interest income	3,350,644	65,311	10,370	8
Less foreign taxes withheld	(258,322)	-	-	-

Total Investment Income	3,092,322	65,311	10,370	21,461

EXPENSES
Investment adviser fees	2,591,758	386,999	102,612	7,531
Distribution fees
Investor Shares	550,702	63,485	18,651	553
Transfer agency fees
Investor Shares	110,139	12,697	3,730	730
Institutional Shares	19,447	6,653	1,400	2,722

Total Expenses	3,272,046	469,834	126,393	11,536

NET INVESTMENT INCOME (LOSS)	(179,724)	(404,523)	(116,023)	9,925

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(470,299)	3,971	(275)	(12,565)
Futures	(239,769)	-	-	6,395
Foreign currency transactions	(2,129,885)	110,272	(1,341,954)	(107,678)

Net Realized Gain (Loss)	(2,839,953)	114,243	(1,342,229)	(113,848)

Net change in unrealized appreciation (depreciation) on:
Investments	5,439,312	12,522	4,485	44,164
Futures	476,750	-	-	(4,208)
Foreign currency translations	1,199,428	529,375	(370,858)	(41,691)

Net Change in Unrealized Appreciation (Depreciation)	7,115,490	541,897	(366,373)	(1,735)

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,275,537	656,140	(1,708,602)	(115,583)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$4,095,813	$251,617	$(1,824,625)	$(105,658)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Merk Hard Currency Fund		Merk Asian Currency Fund
	For the Period Ended September 30, 2012	For the Year Ended March 31, 2012	For the Period Ended September 30, 2012	For the Year Ended March 31, 2012
OPERATIONS
Net investment income (loss)	$(179,724)	$238,737	$(404,523)	$(1,179,499)
Net realized gain (loss)	(2,839,953)	98,954	114,243	(690,223)
Net change in unrealized appreciation (depreciation) on investments	7,115,490	(21,733,507)	541,897	177,713

Increase (Decrease) in Net Assets Resulting from Operations	4,095,813	(21,395,816)	251,617	(1,692,009)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Investor Shares	-	(5,725,313)	-	(894,324)
Institutional Shares	-	(1,577,232)	-	(228,002)
Net realized gain on investments
Investor Shares	-	(7,233,266)	-	-
Institutional Shares	-	(1,675,716)	-	-

Total Distributions to Shareholders	-	(16,211,527)	-	(1,122,326)

CAPITAL SHARE TRANSACTIONS
Sale of shares
Investor Shares	64,875,563	439,231,868	2,810,749	26,643,648
Institutional Shares	13,999,469	90,170,772	1,264,607	18,405,436
Reinvestment of distributions
Investor Shares	-	12,088,848	-	817,516
Institutional Shares	-	2,303,429	-	225,453
Redemption of shares
Investor Shares	(93,714,748)	(330,818,037)	(23,729,104)	(43,228,365)
Institutional Shares	(22,802,126)	(97,351,743)	(6,452,195)	(11,024,436)

Increase (Decrease) in Net Assets from Capital Share Transactions	(37,641,842)	115,625,137	(26,105,943)	(8,160,748)

Increase (Decrease) in Net Assets	(33,546,029)	78,017,794	(25,854,326)	(10,975,083)

NET ASSETS
Beginning of Period	551,184,945	473,167,151	94,570,532	105,545,615

End of Period (a)	$517,638,916	$551,184,945	$68,716,206	$94,570,532

SHARE TRANSACTIONS
Sale of shares
Investor Shares	5,490,545	34,560,188	297,310	2,734,941
Institutional Shares	1,184,515	7,165,154	134,206	1,910,460
Reinvestment of distributions
Investor Shares	-	1,015,036	-	84,141
Institutional Shares	-	193,631	-	23,243
Redemption of shares
Investor Shares	(7,963,523)	(26,755,965)	(2,511,174)	(4,519,375)
Institutional Shares	(1,952,033)	(8,004,573)	(684,557)	(1,143,555)

Increase (Decrease) from Capital Share Transactions	(3,240,496)	8,173,471	(2,764,215)	(910,145)

(a) Amount includes undistributed (distributions in excess of) net investment income	$(12,588,877)	$(12,409,153)	$(1,754,441)	$(1,349,918)

See Notes to Financial Statements

	Merk Absolute Return Currency Fund		Merk Currency Enhanced U.S. Equity Fund
	For the Period Ended September 30, 2012	For the Year Ended March 31, 2012	For the Period Ended September 30, 2012	For the Period Ended March 31, 2012*
OPERATIONS
Net investment income (loss)	$(116,023)	$(346,759)	$9,925	$13,438
Net realized gain (loss)	(1,342,229)	(2,719,496)	(113,848)	42,952
Net change in unrealized appreciation (depreciation) on investments	(366,373)	328,652	(1,735)	281,657

Increase (Decrease) in Net Assets Resulting from Operations	(1,824,625)	(2,737,603)	(105,658)	338,047

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Investor Shares	-	(362,095)	(2,999)	(2,764)
Institutional Shares	-	(85,428)	(13,465)	(10,811)
Net realized gain on investments
Investor Shares	-	-	-	(1,865)
Institutional Shares	-	-	-	(16,830)

Total Distributions to Shareholders	-	(447,523)	(16,464)	(32,270)

CAPITAL SHARE TRANSACTIONS
Sale of shares
Investor Shares	1,314,356	12,793,009	203,488	444,054
Institutional Shares	1,143,322	3,597,299	-	1,500,000
Reinvestment of distributions
Investor Shares	-	344,360	2,324	4,066
Institutional Shares	-	71,172	13,465	27,641
Redemption of shares
Investor Shares	(7,088,049)	(15,471,498)	(192,476)	(9,770)
Institutional Shares	(1,330,436)	(2,291,063)	-	-

Increase (Decrease) in Net Assets from Capital Share Transactions	(5,960,807)	(956,721)	26,801	1,965,991

Increase (Decrease) in Net Assets	(7,785,432)	(4,141,847)	(95,321)	2,271,768

NET ASSETS
Beginning of Period	25,239,879	29,381,726	2,271,768	-

End of Period (a)	$17,454,447	$25,239,879	$2,176,447	$2,271,768

SHARE TRANSACTIONS
Sale of shares
Investor Shares	151,306	1,293,230	18,027	40,471
Institutional Shares	129,027	364,580	-	148,309
Reinvestment of distributions
Investor Shares	-	34,960	230	373
Institutional Shares	-	7,226	1,332	2,590
Redemption of shares
Investor Shares	(812,978)	(1,621,091)	(18,094)	(991)
Institutional Shares	(153,771)	(246,097)	-	-

Increase (Decrease) from Capital Share Transactions	(686,416)	(167,192)	1,495	190,752

(a) Amount includes undistributed (distributions in excess of) net investment income	$(257,795)	$(141,772)	$(2,698)	$3,841

*	Merk Currency Enhanced U.S. Equity Fund commenced operations on September 12, 2011.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended September 30, 2012		For the Years Ended March 31,
			2012	2011	2010	2009	2008
MERK HARD CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$12.04		$12.58	$11.75	$10.42	$12.16	$10.72

INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.01)		-	0.01	(0.01)	0.15	0.28
Net realized and unrealized gain (loss)	0.14		(0.22)	1.07	1.55	(1.71)	1.92

Total from Investment Operations	0.13		(0.22)	1.08	1.54	(1.56)	2.20

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-		(0.15)	(0.12)	(0.14)	(0.10)	(0.73)
Net realized gain	-		(0.17)	(0.13)	(0.07)	(0.08)	(0.03)

Total Distributions	-		(0.32)	(0.25)	(0.21)	(0.18)	(0.76)

NET ASSET VALUE, End of Period	$12.17		$12.04	$12.58	$11.75	$10.42	$12.16

TOTAL RETURN	1.08%	(b)	(1.68)%	9.39%	14.70%	(13.01)%	21.02%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$442,966		$468,130	$378,289	$437,387	$268,097	$402,816
Ratios to Average Net Assets:
Net expenses	1.30%	(c)	1.30%	1.30%	1.30%	1.31%	1.30%
Gross expenses	1.30%	(c)	1.30%	1.30%	1.30%	1.32% (d)	1.31% (d)
Net investment income (loss)	(0.11)%	(c)	(0.01)%	0.09%	(0.12)%	1.36%	2.40%
PORTFOLIO TURNOVER RATE (e)	28%	(b)	94%	49%	15%	27%	51%

	For the Six Months Ended September 30, 2012		For the Year Ended March 31, 2012	April 1, 2010 (f) through March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$12.05		$12.59	$11.81

INVESTMENT OPERATIONS
Net investment income (a)	0.01		0.03	0.05
Net realized and unrealized gain (loss)	0.13		(0.23)	1.01

Total from Investment Operations	0.14		(0.20)	1.06

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-		(0.17)	(0.15)
Net realized gain	-		(0.17)	(0.13)

Total Distributions	-		(0.34)	(0.28)

NET ASSET VALUE, End of Period	$12.19		$12.05	$12.59

TOTAL RETURN	1.16%	(b)	(1.49)%	9.21% (b)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$74,673		$83,055	$94,878
Ratios to Average Net Assets:
Net expenses	1.05%	(c)	1.05%	1.05% (c)
Gross expenses	1.05%	(c)	1.05%	1.05% (c)
Net investment income	0.14%	(c)	0.26%	0.35% (c)
PORTFOLIO TURNOVER RATE (e)	28%	(b)	94%	49%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(e)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of operations.

See Notes to Financial Statements

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended September 30, 2012		For the Years Ended March 31,				April 1, 2008 (a) through March 31, 2009
			2012	2011		2010
MERK ASIAN CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.52		$9.74	$9.63		$9.53	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.03)		(0.11)	(0.11)		(0.10)	0.01
Net realized and unrealized gain (loss)	0.10		(0.01)	0.37		0.24	(0.48)

Total from Investment Operations	0.07		(0.12)	0.26		0.14	(0.47)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-		(0.10)	(0.15)		(0.04)	-
Net realized gain	-		-	-	(c)	- (c)	-

Total Distributions	-		(0.10)	(0.15)		(0.04)	-

NET ASSET VALUE, End of Period	$9.59		$9.52	$9.74		$9.63	$9.53

TOTAL RETURN	0.74%	(d)	(1.28)%	2.74%		1.51%	(4.70)%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$43,867		$64,667	$82,711		$74,473	$47,810
Ratios to Average Net Assets:
Net expenses	1.30%	(e)	1.30%	1.30%		1.30%	1.30%	(e)
Gross expenses	1.30%	(e)	1.30%	1.30%		1.30%	1.30%	(e)
Net investment income (loss)	(1.13)%	(e)	(1.18)%	(1.12)%		(1.03)%	0.16%	(e)
PORTFOLIO TURNOVER RATE (f)	0%	(d)	0%	0%		0%	0%	(d)

	For the Six Months Ended September 30, 2012		For the Year Ended March 31, 2012	April 1, 2010 (a) through March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.54		$9.74	$9.63
INVESTMENT OPERATIONS
Net investment loss (b)	(0.04)		(0.09)	(0.08)
Net realized and unrealized gain (loss)	0.11		(0.01)	0.37

Total from Investment Operations	0.07		(0.10)	0.29

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-		(0.10)	(0.18)
Net realized gain	-		-	-	(c)

Total Distributions	-		(0.10)	(0.18)

NET ASSET VALUE, End of Period	$9.61		$9.54	$9.74

TOTAL RETURN	0.73%	(d)	(1.01)%	3.00%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$24,849		$29,904	$22,835
Ratios to Average Net Assets:
Net expenses	1.05%	(e)	1.05%	1.05%	(e)
Gross expenses	1.05%	(e)	1.05%	1.05%	(e)
Net investment loss	(0.88)%	(e)	(0.94)%	(0.86)%	(e)
PORTFOLIO TURNOVER RATE (f)	0%	(d)	0%	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended September 30, 2012		For the Years Ended March 31,			September 9, 2009 (a) through March 31, 2010
			2012	2011
MERK ABSOLUTE RETURN CURRENCY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.37		$10.27	$9.77		$10.00

INVESTMENT OPERATIONS
Net investment loss (b)	(0.05)		(0.11)	(0.11)		(0.06)
Net realized and unrealized gain (loss)	(0.63)		(0.66)	0.75		(0.17)

Total from Investment Operations	(0.68)		(0.77)	0.64		(0.23)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-		(0.13)	(0.14)		-
Net realized gain	-		-	-	(c)	-

Total Distributions	-		(0.13)	(0.14)		-

NET ASSET VALUE, End of Period	$8.69		$9.37	$10.27		$9.77

TOTAL RETURN	(7.26)%	(d)	(7.57)%	6.52%		(2.30)%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$12,490		$19,662	$24,568		$22,543
Ratios to Average Net Assets:
Net expenses	1.30%	(e)	1.30%	1.30%		1.30%	(e)
Gross expenses	1.30%	(e)	1.30%	1.30%		1.30%	(e)
Net investment loss	(1.20)%	(e)	(1.18)%	(1.11)%		(1.16)%	(e)
PORTFOLIO TURNOVER RATE (f)	0%	(d)	0%	0%		0%	(d)

	For the Six Months Ended September 30, 2012		For the Year Ended March 31, 2012	April 1, 2010 (a) through March 31, 2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.39		$10.28	$9.82
INVESTMENT OPERATIONS
Net investment loss (b)	(0.04)		(0.09)	(0.09)
Net realized and unrealized gain (loss)	(0.63)		(0.67)	0.71

Total from Investment Operations	(0.67)		(0.76)	0.62

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-		(0.13)	(0.16)
Net realized gain	-		-	-	(c)

Total Distributions	-		(0.13)	(0.16)

NET ASSET VALUE, End of Period	$8.72		$9.39	$10.28

TOTAL RETURN	(7.14)%	(d)	(7.41)%	6.33%	(d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$4,965		$5,578	$4,813
Ratios to Average Net Assets:
Net expenses	1.05%	(e)	1.05%	1.05%	(e)
Gross expenses	1.05%	(e)	1.05%	1.05%	(e)
Net investment loss	(0.95)%	(e)	(0.94)%	(0.86)%	(e)
PORTFOLIO TURNOVER RATE (f)	0%	(d)	0%	0%	(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements

These financial highlights reflect selected data for a share outstanding throughout the period.

	Six Months Ended September 30, 2012		September 12, 2011 (a) through March 31, 2012
MERK CURRENCY ENHANCED U.S. EQUITY FUND
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.89		$10.00

INVESTMENT OPERATIONS
Net investment income (b)	0.04		0.07
Net realized and unrealized gain	(0.55)		2.00

Total from Investment Operations	(0.51)		2.07

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)		(0.07)
Net realized gain	-		(0.11)

Total Distributions	(0.08)		(0.18)

NET ASSET VALUE, End of Period	$11.30		$11.89

TOTAL RETURN	(4.21)%	(c)	20.99%	(c)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$452		$474
Ratios to Average Net Assets:
Net expenses	1.30%	(d)(e)(f)	1.30%	(d)(e)(f)
Gross expenses	1.30%	(d)(e)(f)	1.30%	(d)(e)(f)
Net investment income	0.72%	(d)(e)(f)	1.26%	(d)(e)(f)
PORTFOLIO TURNOVER RATE (g)	1%	(c)	0%	(c)

	Six Months Ended September 30, 2012		September 12, 2011 (a) through March 31, 2012
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.91		$10.00

INVESTMENT OPERATIONS
Net investment income (b)	0.05		0.09
Net realized and unrealized gain	(0.54)		2.00

Total from Investment Operations	(0.49)		2.09

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)		(0.07)
Net realized gain	-		(0.11)

Total Distributions	(0.09)		(0.18)

NET ASSET VALUE, End of Period	$11.33		$11.91

TOTAL RETURN	(4.11)%	(c)	21.28%	(c)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$1,724		$1,798
Ratios to Average Net Assets:
Net expenses	1.05%	(d)(e)(f)	1.05%	(d)(e)(f)
Gross expenses	1.05%	(d)(e)(f)	1.05%	(d)(e)(f)
Net investment income	1.01%	(d)(e)(f)	1.58%	(d)(e)(f)
PORTFOLIO TURNOVER RATE (g)	1%	(c)	0%	(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(e)	Annualized
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.
(g)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS	SEPTEMBER 30, 2012

NOTE 1.  Organization

Merk Asian Currency Fund, Merk Absolute Return Currency Fund and Merk Currency Enhanced U.S. Equity Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). Merk Hard Currency Fund (individually included in the defined term, “Fund” and, collectively included in the defined term, “Funds”) is a non-diversified portfolio of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. Merk Asian Currency Fund seeks to profit from a rise in Asian currencies relative to the U.S. dollar. Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. Merk Currency Enhanced U.S. Equity Fund seeks to generate total return that exceeds that of the S&P 500 Index, by investing in securities and instruments that create exposure to U.S. equities and currencies. Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively. Merk Asian Currency Fund Investor Shares and Institutional Shares commenced operations on April 1, 2008 and April 1, 2010, respectively. Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively. Merk Currency Enhanced U.S. Equity Fund Investor Shares and Institutional Shares commenced operations on September 12, 2011.

NOTE 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser(s) to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2012, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The values of each individual forward currency contract outstanding as of September 30, 2012, are disclosed in each Fund’s Schedule of Investments.

The volume of open currency positions may vary on a daily basis as each Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the period ended September 30, 2012, Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Absolute Return Currency and Merk Currency Enhanced U.S. Equity Fund entered into an aggregated total notional value of $409,777,257, $340,365,799, $2,512,767,772 and $270,625,297, respectively, of forward currency contracts.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Merk Hard Currency Fund and Merk Currency Enhanced U.S. Equity Fund entered into a total notional amount of $7,896,000 and $137,733, respectively, on futures contracts during the period ended September 30, 2012.

Derivatives Transactions – Each Fund’s use of derivatives during the period ended September 30, 2012, was limited to forward currency contracts and/or futures. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure is as follows:

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Change in Unrealized Appreciation (Depreciation) on Derivatives
Merk Hard Currency Fund

Commodity Contracts	Receivable-Variation Margin	$-	Payable- Variation Margin	$(16,500)
Merk Asian Currency Fund

Forward Currency Contracts	Unrealized gain on forward currency contracts	$988,883	Unrealized loss on forward currency contracts	$(148,822)

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Change in Unrealized Appreciation (Depreciation) on Derivatives
Merk Absolute Return Currency Fund

Forward Currency Contracts	Unrealized gain on forward currency contracts	$372,434	Unrealized loss on forward currency contracts	$(601,521)
Merk Currency Enhanced U.S. Equity Fund

Commodity Contracts	Receivable-Variation Margin	$-	Payable-Variation Margin	$(338)

Forward Currency Contracts	Unrealized gain on forward currency contracts	$47,053	Unrealized loss on forward currency contracts	$(76,123)

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended September 30, 2012, by each Fund are recorded in the following locations on the Statement of Operations:

Fund Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Merk Hard Currency Fund

Commodity Contracts	Net realized gain (loss) – futures and Net change in unrealized appreciation (depreciation) – futures	$(239,769)	$476,750

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(758,499)	$-
Merk Asian Currency Fund

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$98,157	$516,946
Merk Absolute Return Currency Fund

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(1,341,954)	$(370,858)
Merk Currency Enhanced U.S. Equity Fund

Commodity Contracts	Net realized gain (loss) – futures and Net change in unrealized appreciation (depreciation) – futures	$6,395	$(4,208)

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(107,678)	$(41,691)

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner. The Fund’s class specific expenses are charged to the operations of that class of shares.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3.  Fees and Expenses

Investment Adviser – Merk Investments, LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund at an annual rate of 1.00% of each Fund’s average daily net assets. Pursuant to an investment advisory agreement and an operating services agreement, the Adviser receives an advisory fee and an operational services fee, at annual rates of 0.72% and 0.33%, respectively, on Merk Currency Enhanced U.S. Equity Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement for Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund and the Operating Services Agreement for Merk Currency Enhanced U.S. Equity Fund, the Adviser is obligated to pay all expenses of each Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the transfer agent’s basis point fees, and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund for the marketing of fund shares and for services provided to shareholders.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

NOTE 4.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2012, were as follows:

	Purchases	Sales
Merk Hard Currency Fund	$72,302,155	$102,667,056
Merk Currency Enhanced U.S. Equity Fund	198,187	323,801

NOTE 5.  Federal Income Tax and Investment Transactions

As of March 31, 2012, distributable earnings (accumulated losses) on a tax basis were as follows:

	Deferred Currency and Other Losses	Undistributed Ordinary Income	Accumulated Long-Term Gain	Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	Total
Merk Hard Currency Fund	$(12,535,311)	$-	$3,496,627	$11,387,344	$2,348,660
Merk Asian Currency Fund	(1,247,094)	-	-	204,389	(1,042,705)
Merk Absolute Return Currency Fund	-	-	-	(3,856)	(3,856)
Merk Currency Enhanced U.S. Equity Fund	-	25,885	14,134	265,827	305,846

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts and forward contracts.

For tax purposes, the current year post-October loss and late year ordinary loss was $12,535,311 and $1,247,094, (realized during the period November 1, 2011 through March 31, 2012) for Merk Hard Currency Fund and Merk Asian Currency Fund, respectively. These losses were recognized for tax purposes on the first business day of each Fund’s next fiscal year, April 1, 2012.

NOTE 6.  Underlying Investments in Other Investment Companies

Merk Currency Enhanced U. S. Equity Fund currently invests a portion of its assets in SPDR S&P 500 ETF Trust. Merk Currency Enhanced U.S. Equity Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of Merk Currency Enhanced U.S. Equity Fund may be directly affected by the performance of the SPDR S&P 500 ETF Trust. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found at the

27

SPDR S&P 500 ETF Trust’s website www.spdrs.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with Merk Currency Enhanced U.S. Equity Fund’s financial statements. As of September 30, 2012, the percentage of Merk Currency Enhanced U.S. Equity Fund’s net assets invested in the SPDR S&P 500 ETF Trust was 96.2%.

NOTE 7.  Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and has determined that it did not have a significant impact on the reporting of the financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

NOTE 8.  Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

ADDITIONAL INFORMATION

Investment Advisory Agreement Approval

At the June 15, 2012 Board meeting, the Board, including the Independent Trustees, considered the continuance of the investment advisory agreement pertaining to Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund (the “Funds”) (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and the total expense ratio of the Funds compare to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grows and whether the advisory fee would enable the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with a presentation from a senior representative of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser’s resources devoted to the Funds as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were reasonable in the context of all factors considered.

Performance

The Board reviewed the performance of the Funds and the Adviser’s discussion of its investment philosophy. The Board considered Merk Hard Currency Fund’s performance over the 1-year, 3-year, 5-year and since inception (annualized) periods ended May 31, 2012. The Board noted that Merk Hard Currency Fund underperformed its benchmark, the JPMorgan 3-Month Global Cash Index, for the 1-year period but outperformed it for each of the 3-year, 5-year and since inception periods. The Board noted the Adviser’s representation that the inverse of the U.S. Dollar Index represents a more accurate performance comparison. The Board then considered Merk Asian Currency Fund’s performance over the 1-year, 3-year and since inception (annualized) periods ended May 31, 2012. The Board noted that Merk Asian Currency Fund underperformed its benchmark, the Citigroup 3-Month U.S.

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T-Bill Index. The Board noted the Adviser’s representation that Asian Currency Fund should be deemed to be meeting its investment objective if its performance closely correlates with the performance of the currencies invested in versus the U.S. dollar. Next, the Board considered Merk Absolute Return Currency Fund’s performance over the one-year and since inception (annualized) periods ended May 31, 2012. The Board noted that Merk Absolute Return Currency Fund underperformed its benchmark, the Citigroup 3-Month U.S. T-Bill Index, for each of the periods. The Board considered the Adviser’s representation that Merk Absolute Return Currency Fund should be deemed to be meeting its objective if it generates positive returns over the medium to long term. The Board also noted the Adviser’s representation that the Funds are specialized and focused in nature and the usefulness of the Funds’ Lipper Inc. peer groups is limited due to the fact that the investment universe for many of the peer group funds in the Lipper Inc. analysis differs substantially from that of the Funds. In light of these considerations, the Board recognized the limited value of the Lipper Inc. performance comparison. Based on this review and all of the relevant facts and circumstances, the Board concluded that each Fund’s performance was reasonable relative to its benchmark or alternative measures and that the Funds and their shareholders could benefit from the Adviser’s continued management of the Funds.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Funds and analyzed comparative information on fee rates and total expenses of similar mutual funds. The Board noted that the Adviser’s advisory fee rates of each of the Funds was higher than the median of the Funds’ Lipper Inc. peer group, and that the total expense ratios for Merk Asian Currency Fund and Merk Hard Currency Fund were higher than their Lipper Inc. peer groups. The Board also noted that Merk Absolute Return Currency Fund’s total expense ratio was the lowest of its Lipper Inc. peer group. The Board recognized that the Adviser pays for certain of the Funds’ expenses out of the Adviser’s advisory fee. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to each Fund appeared to be within a reasonable range in light of the services it provides to the each Fund.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Funds potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Funds, other than its contractual advisory fees. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement with the Funds.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreements, were fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012, through September 30, 2012.

29

Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Merk Hard Currency Fund
Investor Shares
Actual	$1,000.00	$1,010.79	$6.55	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$1,011.62	$5.29	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Merk Asian Currency Fund
Investor Shares
Actual	$1,000.00	$1,007.35	$6.54	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$1,007.34	$5.28	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Merk Absolute Return Currency Fund
Investor Shares
Actual	$1,000.00	$927.43	$6.28	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$928.65	$5.08	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Merk Currency Enhanced U.S. Equity Fund
Investor Shares
Actual	$1,000.00	$957.95	$6.38	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$958.89	$5.16	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%

*	Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

30

MERK HARD CURRENCY FUND®

MERK ASIAN CURRENCY FUND®

MERK ABSOLUTE RETURN

CURRENCY FUND®

MERK CURRENCY ENHANCED U.S. EQUITY FUNDSM

P.O. BOX 588

PORTLAND, ME 04112

208-SAR-0912

FOR MORE INFORMATION

INVESTMENT ADVISER

Merk Investments, LLC

555 Bryant Street #455

Palo Alto, CA 94301

www.merkfunds.com

TRANSFER AGENT

Atlantic Fund Services

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund’s risks, objectives, fees and expenses, experience of its management and other information.

TABLE OF CONTENTS

Beck, Mack & Oliver Global Fund
A Message to Our Shareholders	2
Performance Chart and Analysis	5
Portfolio Profile	6
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14

Beck, Mack & Oliver Partners Fund
A Message to Our Shareholders	15
Performance Chart and Analysis	20
Portfolio Profile	21
Schedule of Investments	22
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26

Notes to Financial Statements	27
Additional Information	35

BECK, MACK & OLIVER GLOBAL FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2012

Dear Shareholders:

The Beck, Mack & Oliver Global Fund (the “Global Fund”) ended the third quarter of 2012 with a net asset value of $19.31 per share, and a six-month return through September 30th of 2.28% versus a 1.30% return for the Global Fund’s benchmark, the MSCI World Index (“MSCI”)1 and a 3.42% return for the S&P 500 Index (“S&P 500”)2. For a longer term perspective, the Global Fund’s 1-, 3-, 5-, and 10-year average annual total returns for the period ended September 30th were as follows:

Average Annual Total Return as of 09/30/2012	One Year	Three Years	Five Years	Ten Years
Beck, Mack & Oliver Global Fund	22.05%	6.33%	-1.89%	9.23%
MSCI World Index	21.59%	7.48%	-2.15%	8.04%
S&P 500 Index	30.20%	13.20%	1.05%	8.01%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Global Fund’s annual operating expense ratio (gross) is 1.90%. However, the Global Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.25%, which is in effect until July 31, 2013. During the period certain fees were waived and/or expenses reimbursed; otherwise returns would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.) See page 4 for additional disclosure.

Global markets performed well during the semi-annual period as accommodative central bank monetary policy has been supportive of asset prices and corporations have done a good job managing profitability. We remain vigilant about what the “costs” of continued stimulative measures for the global economy might be and what the end game looks like as we have written about in the past. We believe the portfolio is well balanced – a mix of opportunistic investments and franchises on a global basis. Our holdings are replete with astute capital allocators, i.e. real “owners” of businesses (and common stocks alongside shareholders such as the Global Fund) with historical track records of success in all weather environments. These are owner-managers whose focus is on compounding book value over an extended period of time. This has been a theme that has run throughout the portfolio for decades and will continue to be so as we make opportunistic investments in all parts of the world.

Contributors to and detractors from the Global Fund’s performance during the semi-annual period included:

+   Graincorp
+   Hopewell
+   Coca Cola Femsa

1
The Morgan Stanley Capital International World Index (MSCI World Index) is a market capitalization-weighted benchmark index made up of equities from 24 countries, including the United States. BMGEX returns include operating expenses and reinvested distributions. MSCI World Index and S&P 500 Index returns do not include expenses.

2	The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

2

BECK, MACK & OLIVER GLOBAL FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2012

-   Leucadia National
-   Fairfax Financial
-   Archer Ltd

During the semi-annual period the Global Fund drew positive returns from companies such as Graincorp (“GNC”), an Australian grain handling operation the Global Fund has owned for many years. There has been continued consolidation within this industry globally. Operations such as Graincorp are asset heavy, low margin businesses that are subject to many different variables (weather, harvest, etc.). That said, we have identified that these are vital links in the global food chain and almost impossible assets to replicate – in GNC’s case, these assets are along the eastern coast of Australia.  Our appraisal of the company’s assets suggested a discount to where a valuable strategic asset may fit within a larger, multinational agriculture operation such as Cargill, Bunge or ADM.

Hong Kong real estate, expressed through a number of Global Fund holdings such as Henderson Land, Wheelock, Hopewell, and some newer small cap companies such as Soundwill also performed well during the semi-annual period. There has been negative sentiment surrounding these companies for what feels like forever driven by government policy meant to control pricing and demand. In all honesty we can’t argue with the reasoning behind trying to manage a potential real estate bubble in the People's Republic of China while keeping a vital market vibrant. Don’t count us as one of the numerous cheerleaders getting ready for a country-wide debacle. Specifically, Hong Kong has good fundamentals from what we see and have researched over the last decade – a lack of supply and strong, growing demand. It is a vibrant international city and its status as a vital center of global commerce appears in tact and thriving. The stock prices were just plain decoupled from economic reality in our view – too negative from a valuation perspective and discounting a severe, prolonged downturn. This now appears to have been mitigated somewhat by better equity values and the realization of our thesis.

We have expanded our private book of opportunities with the investment in Switch Communications with our partners at Brightwood. We will look to expand such investments as they fit within our investment criteria and guidelines as dictated by the Global Fund’s mandate and Statement of Additional Information. We will remain flexible in examining our opportunity set and will go where asymmetry of return appears in our favor.

Respectfully submitted,

David E. Rappa                                                                                        Peter A. Vlachos

            Robert C. Beck

3

BECK, MACK & OLIVER GLOBAL FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2012

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Global Fund will achieve its investment objective. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets.  The Global Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The views in this report were those of the Global Fund managers as of September 30, 2012 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Global Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

Short-term performance, in particular, is not a good indication of the Global Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Global Fund performance may be subject to substantial short-term changes.

On August 1, 2012, the Beck, Mack & Oliver Global Equity Fund changed its name to the Beck, Mack & Oliver Global Fund.

4

BECK, MACK & OLIVER GLOBAL FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Global Fund (the “Fund”) compared with the performance of the benchmark, Morgan Stanley Capital International World Index ("MSCI"), over the past ten fiscal years. The MSCI measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the MSCI includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.90%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.25%, through July 31, 2013. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

5

BECK, MACK & OLIVER GLOBAL FUND
PORTFOLIO PROFILE
SEPTEMBER 30, 2012

See Notes to Financial Statements.                          6

BECK, MACK & OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Shares	Security Description	Value

Common Stock - 70.6%
Australia - 3.1%
286,100	GrainCorp, Ltd.	$2,659,074
18,325	UGL, Ltd.	199,019
		2,858,093
Belgium - 0.7%
7,700	Anheuser-Busch InBev NV, ADR	661,507

Bermuda - 2.3%
423,700	Archer, Ltd. (a)	640,479
14,500	Enstar Group, Ltd. (a)	1,444,925
		2,085,404
Canada - 19.2%
52,900	Brookfield Asset Management, Inc., Class A	1,826,290
3,935	Fairfax Financial Holdings, Ltd.	1,522,176
647,250	Huntingdon Capital Corp. (c)	8,328,464
227,000	Kinross Gold Corp.	2,322,877
96,000	Pacific Rubiales Energy Corp.	2,293,805
4,118,800	Petroamerica Oil Corp. (a)	879,817
2,651,700	Petromanas Energy, Inc. (a)	539,457
		17,712,886
Hong Kong - 13.0%
18,400	Cheung Kong Holdings, Ltd.	269,805
6,000,000	CSI Properties, Ltd.	251,482
221,000	Guoco Group, Ltd.	1,989,386
155,000	Hang Lung Properties, Ltd.	529,723
76,649	Henderson Land Development Co., Ltd.	551,585
445,000	Hopewell Holdings, Ltd.	1,538,035
3,600	Jardine Matheson Holdings, Ltd.	204,840
4,500	Jardine Strategic Holdings, Ltd.	152,640
286,000	Soundwill Holdings, Ltd.	507,523
3,108,000	Value Partners Group, Ltd.	1,519,118
1,021,000	Wheelock & Co., Ltd.	4,404,466
		11,918,603
Indonesia - 1.4%
99,826,500	Panin Financial Tbk PT (a)	1,335,193

Japan - 8.4%
26,800	Fanuc, Ltd.	4,320,144
18,000	Japan Tobacco, Inc.	540,185
5,000	Kyocera Corp.	433,111
34,700	Shiseido Co., Ltd.	476,213
31,600	Softbank Corp.	1,279,549
800	Toyota Industries Corp.	22,399
30,500	Universal Entertainment Corp.	618,676
		7,690,277
Jordan - 1.6%
147,060	Arab Bank PLC	1,487,742

Shares	Security Description	Value

Malaysia - 0.7%
210,900	Genting Bhd	$600,994

Mexico - 3.0%
9,000	Coca-Cola Femsa S.A.B. de C.V., ADR	1,161,000
6,000	Fomento Economico Mexicano S.A.B. de C.V., ADR	551,880
45,800	Grupo Televisa SA, ADR	1,076,758
		2,789,638
Poland - 0.4%
36,300	Warsaw Stock Exchange	414,708

Singapore - 0.7%
324,000	Global Logistic Properties, Ltd.	662,679

Spain - 0.3%
17,588	Promotora de Informaciones SA, Class A, ADR (a)	33,416
100,500	Promotora de Informaciones SA, Class B, ADR (a)	214,065
		247,481
Sweden - 0.3%
11,750	Investor AB, Class A	250,426

Switzerland - 5.6%
23,599	Dufry AG (a)	2,827,865
8,220	Nestle SA	518,284
4,427	The Swatch Group AG	1,766,093
		5,112,242
Turkey - 0.8%
170,000	Haci Omer Sabanci Holding AS	745,361

United Kingdom - 2.5%
217,000	BBA Aviation PLC	692,062
300,500	TESCO PLC	1,611,021
		2,303,083
United States - 6.6%
5,100	Berkshire Hathaway, Inc., Class B (a)	449,820
66,500	Burger King Worldwide, Inc. (a)	927,010
208,498	Leucadia National Corp.	4,743,330
		6,120,160

Total Common Stock (Cost $54,985,157)	64,996,477

See Notes to Financial Statements.                          7

BECK, MACK & OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Shares/ Principal	Security Description	Value

Private Equity Funds - 1.9%
Brazil - 0.6%
5,000	Nucleo Capital Equity Fund, LLC (a)(b)(d)	$526,750
United States - 1.3%
$1,200,000	Brightwood Switch SPV, LP (a)(b)(c)(e)	1,171,847

Total Private Equity Funds (Cost $1,700,000)	1,698,597

Principal	Security Description	Rate	Maturity	Value

Corporate Non-Convertible Bonds - 1.8%
Canada - 0.8%
$500,000	Huntingdon Real Estate	7.50%	12/31/16	526,447
250,000	Petroamerica Oil Corp. (b)	11.50	04/19/15	254,298
				780,745
United States - 1.0%
200,000	Cemex Finance, LLC (f)	9.50	12/14/16	207,500
400,000	United Refining Co.	10.50	02/28/18	441,000
400,000	Xinergy Corp. (f)	9.25	05/15/19	262,000
				910,500

Total Corporate Non-Convertible Bonds (Cost $1,676,532)	1,691,245

Foreign Government Bonds - 1.4%
Hong Kong - 1.1%
8,000,000	Hong Kong Government Bond	0.26	08/19/13	1,031,749
Singapore - 0.3%
250,000	Singapore Government Bond	1.63	04/01/13	205,060

Total Foreign Government Bonds (Cost $1,239,432)	1,236,809

Shares	Security Description	Value

Warrants - 0.1%
14,000	Huntingdon Capital Corp. (a)	55,681
14,048,000	Panin Financial Tbk PT (a)	46,974
25	Petroamerica Oil Corp. (a)(b)	-

Total Warrants (Cost $-)	102,655

Shares	Security Description	Value

Investment Companies - 1.8%
24,500	Avenue Income Credit Strategies Fund	$431,445
110,425	DoubleLine Total Return Bond Fund, Class I	1,264,362

Total Investment Companies (Cost $1,643,552)	1,695,807

Contracts	Security Description	Strike Price	Exp. Date	Value

Call Options Purchased - 0.0%
1,000,000	Japanese Currency	$100.00	01/13	-

Total Call Options Purchased (Premiums Paid $2,900)	-

Total Investments - 77.6% (Cost $61,247,573)*	$71,421,590

Other Assets & Liabilities, Net – 22.4%	20,582,569
Net Assets – 100.0%	$92,004,159

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $1,956,457 or 2.1% of net assets.
(c)	Affiliate.
(d)	Private equity fund purchased on 08/01/12, that invests in a master fund which invests primarily in Brazilian companies.
(e)	Private equity fund purchased on 02/21/12, that invests in Switch Communications Group, LLC. Illiquid investment in which redemptions are not accepted.
(f)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $469,500 or 0.5% of net assets.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,257,965
Gross Unrealized Depreciation	(4,083,948)
Net Unrealized Appreciation	$10,174,017

See Notes to Financial Statements.                          8

BECK, MACK & OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities.  Transactions during the period with affiliates are as follows:

Name of Issuer	Shares/ Principal held at beginning of period	Gross Additions	Gross Reductions	Realized Gain	Shares/ Principal held at end of period	Value September 30, 2012	Investment Income
H Huntingdon Capital Corp.	647,250	$-	$-	$-	647,250	$8,328,464	$66,744
Brightwood Switch SPV, LP	$1,200,000	-	-	-	$1,200,000	1,171,847	-

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2012.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Australia	$2,858,093	$-	$-	$2,858,093
Belgium	661,507	-	-	661,507
Bermuda	2,085,404	-	-	2,085,404
Canada	17,712,886	-	-	17,712,886
Hong Kong	11,918,603	-	-	11,918,603
Indonesia	1,335,193	-	-	1,335,193
Japan	7,690,277	-	-	7,690,277
Jordan	1,487,742	-	-	1,487,742
Malaysia	600,994	-	-	600,994
Mexico	2,789,638	-	-	2,789,638
Poland	414,708	-	-	414,708
Singapore	662,679	-	-	662,679
Spain	247,481	-	-	247,481
Sweden	250,426	-	-	250,426
Switzerland	5,112,242	-	-	5,112,242
Turkey	745,361	-	-	745,361
United Kingdom	2,303,083	-	-	2,303,083
United States	6,120,160	-	-	6,120,160
Private Equity Funds
Brazil	-	-	526,750	526,750
United States	-	-	1,171,847	1,171,847
Corporate Non-Convertible Bonds	-	1,436,947	254,298	1,691,245
Foreign Government Bonds	-	1,236,809	-	1,236,809
Warrants	102,655	-	-	102,655
Investment Companies	1,695,807	-	-	1,695,807
Total Investments At Value	$66,794,939	$2,673,756	$1,952,895	$71,421,590

See Notes to Financial Statements.                          9

BECK, MACK & OLIVER GLOBAL FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Level 1	Level 2	Level 3	Total

Other Financial Instruments**
Forward Currency Contracts	-	26,654	-	26,654

Total Assets	$66,794,939	$2,700,410	$1,952,895	$71,448,244

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(237,944)	-	$(237,944)

Total Liabilities	$-	$(237,944)	$-	$(237,944)

**	Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at their market value at period end.

There were no transfers between Level 1 and Level 2 for the period ended September 30, 2012.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Corporate Non-Convertible Bonds	Private Equity Funds

Balance as of 03/31/12	$-	$1,200,000
Purchases	251,206	500,000
Change in unrealized appreciation/(depreciation)	3,092	(1,403)
Balance as of 09/30/12	$254,298	$1,698,597
Net change in unrealized appreciation/(depreciation) from investments held as of 09/30/12***	$3,092	$(1,403)

***	The change in unrealized appreciation/(depreciation) is included in the net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers in or out of the Level 3 category.

Significant unobservable valuation inputs for material Level 3 investments as of September 30, 2012, are as follows:

Investments in Securities	Fair Value at 09/30/12	Valuation Technique(s)	Unobservable Input	Range as of 09/30/12	Weighted Average as of 09/30/12
PrPrivate Equity Fund – United States	$1,171,847	Market Comparables	EV/EBITDA Multiple	13.9x 2011 EBITDA (or EV of $741.1 million and equity value of $679.0 million) and 10.75x – 11.25x last quarter annualized EBITDA (or EV of $798.7 million and equity value of $703.2 – $740.4 million)	60% Equinix, 30% REITs, 10% other publicly traded data center companies

Significant unobservable inputs used in the fair value measurement included enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio. A significant change in the EV/EBITDA Multiple ratio may result in a similar significant change in the fair value measurement.

See Notes to Financial Statements.                          10

BECK, MACK & OLIVER GLOBAL FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012

ASSETS
Investments, at value (Cost $56,966,511)	$61,921,279
Investments in affiliated issuers, at value (Cost $4,281,062)	9,500,311
Total investments, at value (Cost $61,247,573)	$71,421,590
Cash	21,205,190
Foreign currency (Cost $14,873)	14,873
Receivables:
Fund shares sold	8,588
Dividends and interest	191,664
Unrealized gain on forward currency contracts	26,654
Prepaid expenses	11,117
Total Assets	92,879,676

LIABILITIES
Unrealized loss on forward currency contracts	237,944
Payables:
Investment securities purchased	530,216
Accrued Liabilities:
Investment adviser fees	64,026
Fund services fees	14,203
Other expenses	29,128
Total Liabilities	875,517

NET ASSETS	$92,004,159

COMPONENTS OF NET ASSETS
Paid-in capital	$78,873,858
Distributions in excess of net investment income	(1,401,293)
Accumulated net realized gain	4,563,964
Net unrealized appreciation	9,967,630
NET ASSETS	$92,004,159
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,764,434
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$19.31
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.                          11

BECK, MACK & OLIVER GLOBAL FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2012

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $65,210)	$650,960
Dividend income from affiliated investment (Net of foreign withholding taxes of $11,784)	66,774
Interest income (Net of foreign withholding taxes of $243)	98,122
Total Investment Income	815,856

EXPENSES
Investment adviser fees	673,206
Fund services fees	83,419
Custodian fees	21,098
Registration fees	9,609
Professional fees	22,096
Trustees' fees and expenses	1,639
Miscellaneous expenses	34,515
Total Expenses	845,582
Fees waived and expenses reimbursed	(284,577)
Net Expenses	561,005

NET INVESTMENT INCOME	254,851

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,070,425
Foreign currency transactions	(207,265)
Net realized gain	1,863,160
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,248,711)
Investments in affiliated issuers	1,162,359
Foreign currency translations	(88,340)
Net change in unrealized appreciation (depreciation)	(174,692)
NET REALIZED AND UNREALIZED GAIN	1,688,468
INCREASE IN NET ASSETS FROM OPERATIONS	$1,943,319

See Notes to Financial Statements.                          12

BECK, MACK & OLIVER GLOBAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2012	For the Year Ended March 31, 2012
OPERATIONS
Net investment income	$254,851	$822,311
Net realized gain	1,863,160	1,674,403
Net change in unrealized appreciation (depreciation)	(174,692)	(6,711,147)
Increase (Decrease) in Net Assets Resulting from Operations	1,943,319	(4,214,433)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(3,118,934)
Net realized gain	-	(130,315)
Total Distributions to Shareholders	-	(3,249,249)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,800,029	3,069,287
Reinvestment of distributions	-	2,726,587
Redemption of shares	(4,926,911)	(10,301,661)
Redemption fees	-	89
Decrease in Net Assets from Capital Share Transactions	(3,126,882)	(4,505,698)
Decrease in Net Assets	(1,183,563)	(11,969,380)

NET ASSETS
Beginning of Period	93,187,722	105,157,102
End of Period (Including line (a))	$92,004,159	$93,187,722

SHARE TRANSACTIONS
Sale of shares	93,217	166,826
Reinvestment of distributions	-	163,059
Redemption of shares	(264,952)	(578,235)
Decrease in Shares	(171,735)	(248,350)

(a) Distributions in excess of net investment income.	$(1,401,293)	$(1,656,144)

See Notes to Financial Statements.                          13

BECK, MACK & OLIVER GLOBAL FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30,		For the Years Ended March 31,
	2012		2012	2011	2010	2009	2008
NET ASSET VALUE, Beginning
of Period	$18.88		$20.28	$17.96	$11.99	$20.34	$22.78
INVESTMENT OPERATIONS
Net investment income (a)	0.05		0.16	0.13	0.11	0.12	0.07
Net realized and unrealized gain (loss)	0.38		(0.89)	2.42	5.90	(8.12)	(0.64)
Total from Investment Operations	0.43		(0.73)	2.55	6.01	(8.00)	(0.57)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.64)	(0.23)	(0.04)	—	(0.53)
Net realized gain	—		(0.03)	—	—	(0.35)	(1.34)
Total Distributions to Shareholders	—		(0.67)	(0.23)	(0.04)	(0.35)	(1.87)
REDEMPTION FEES (a)	—		— (b)	— (b)	—	—	— (b)
NET ASSET VALUE, End of Period	$19.31		$18.88	$20.28	$17.96	$11.99	$20.34
TOTAL RETURN	2.28	%(c)	(3.20)%	14.24%	50.16%	(39.51)%	(3.32)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$92,004	$93,188		$105,157	$66,169	$36,259	$55,437
Ratios to Average Net Assets:
Net investment income	0.57	%(d)	0.87%	0.68%	0.69%	0.73%	0.29%
Net expense	1.25	%(d)	1.25%	1.25%	1.34%	1.75%	1.75%
Gross expense (e)	1.88	%(d)	1.90%	1.97%	2.20%	2.28%	2.07%
PORTFOLIO TURNOVER RATE	29	%(c)	101%	122%	54%	56%	51%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                          14

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2012

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) ended the third quarter of 2012 with a net asset value of $12.65 per share, achieving a six-month return through September 30th of 4.03% and representing an increase from its March 31, 2012 net asset value of $12.16 per share. The Partners Fund’s six-month return compares with a return of 3.42% for the Partners Fund’s benchmark, the S&P 500 Index (“S&P 500”)1.  Year-to-date as of September 30th, the Partners Fund has outperformed its index by 0.26% with the Partners Fund returning 16.70% while the S&P 500 has returned 16.44%. For a longer term perspective, the Partners Fund’s 1-, 3-, 5-, and 10-year average annual total returns for the period ended September 30th were as follows:

Average Annual Total Return as of 09/30/2012	One Year	Three Years	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	30.02%	15.08%	0.54%	8.42%
S&P 500 Index	30.20%	13.20%	1.05%	8.01%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 1.80%. However, the Partners Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.00%, which is in effect until July 31, 2013; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.) See page 19 for additional disclosure.

Performance and Portfolio Update
The Partners Fund outperformed the S&P 500 during the semi-annual period, increasing in value by 4.03% vs. 3.42% for the S&P 500. As of September 30, 2012, the Partners Fund had twenty-eight (28) equity holdings with the top ten (10) largest positions representing 39.7% of net assets (up from 38.3% as of 3/31/12). The Fund’s weighted average market capitalization was $39.2 billion, yet three of the Fund’s top ten largest positions were below $2 billion in market capitalization. The largest sector exposures remained Financials (27.9% of net assets), Energy (15.1%) and Healthcare (12.8%). Taking advantage of price volatility during the second quarter, the portfolio manager reduced the Partners Fund’s cash position from 20.5% of net assets (as of 3/31/12) to 1.3% (as of 6/30/12). Cash was used to size up current positions, particularly in the energy sector. Management increased its cash position from 1.3% of net assets (as of 6/30/12) to 27.0% (as of 9/30/12). The increase in cash position is primarily the result of taking profits from energy names which appreciated significantly during the third quarter.

1
The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

15

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2012

The primary drivers of semi-annual performance were:

Top Contributors	Contribution to Performance2
Merck & Co., Inc.	0.74%
Schlumberger, Ltd.	0.62%
Abbott Laboratories	0.59%

Bottom Contributors	Contribution to Performance2
Dover Corp.	-0.29%
Level 3 Communications, Inc.	-0.39%
Leucadia National Corp.	-0.45%

Portfolio positions eliminated during the semi-annual period:

Johnson & Johnson (JNJ)
Roper Industries, Inc. (ROP)

New positions established during the semi-annual period:

Green Mountain Coffee Roasters, Inc. (GMCR)
Waters Corp. (WAT)

“Security is both a reality and a feeling. And they're not the same.”3

Bruce Schneier, a security technologist and author, describes this contrast well. “The reality of security is mathematical, based on the probability of different risks and the effectiveness of different countermeasures…But security is also a feeling, based not on probabilities and mathematical calculations, but on your psychological reactions to both risks and countermeasures.”3 The feeling and reality of security are intertwined, but they are most certainly not synonymous.

Almost everyone, at one time or another, feels a false sense of security or insecurity, either worrying about low probability events or underestimating common risks. This explains why on my summer vacations I’m more fearful of a shark encounter (a very low probability event) than I am of a bicycle accident or food poisoning (each of which is a higher probability event).

Why are we not better evaluators of risk? The same reason we can’t fly…we are human. Our brains are not wired to evaluate the mathematical probability of all outcomes; rather we tend to base risk analysis on stories which engage us at a much more visceral level. The more vivid, exciting or personally involving these stories are, the more likely we are to incorrectly assess the probability. Thus, one of the most common mistakes is to exaggerate spectacular but rare risks (reoccurrence of another

2    Contribution is the return of a security multiplied by the security’s weight in the portfolio.

3	Schneier, Bruce. “The Psychology of Security.” www.schneier.com. January 21, 2008. http://www.schneier.com/essay-155.html.

16

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2012

financial crisis) and downplay more pedestrian risks (purchasing securities with the hope of a predictable income stream without assessing the stability of the businesses supporting that income).

We view the dramatic growth in the MLP (“Master Limited Partnership”) market as a prime example of ineffective risk assessment. For frame of reference, the market capitalization of the sector has grown from approximately $65 billion in 2005 to more than $350 billion today. Over the past 5 years, long term treasury bonds and investment grade corporate bonds have delivered returns well in excess of the S&P 500. This has resulted in yields being squeezed to historic lows and investors moving towards riskier assets to generate income. Traditionally, MLPs are backed by energy pipelines that generate predictable revenue under long term contracts. Yet, in this low yield world, there are financial opportunists that are placing less predictable revenue generating assets (natural gas fields, refineries and gas stations) into the MLP structure with the alleged promise of consistent income…a promise that will be difficult to fulfill.

While on the surface there appear to be some opportunities in today’s market, we must remain cautious and cognizant that the risks lurking below the surface often present the greatest dangers. As a portfolio manager, my sole focus remains striving to provide for the security of your assets…or as the band Boston famously sang “more than a feeling.”

Top Down vs. Bottom Up
Year-to-date through September 30, 2012, the S&P 500 was up 16.4% (with dividends reinvested). Interestingly, more than a third of that gain came during the third quarter, a period during which corporations globally began painting an increasingly gloomy picture of their businesses. Our observation is that the advance in the market was largely policy/liquidity driven (more risk taking behavior by investors) and not supported by strong fundamentals (profitability growth has been tepid).

Central banks and their policies certainly matter, however their ability to manage the future is not infallible and the impact of their policies is not limitless. The danger of relying solely on policy statements/actions to guide investment strategy becomes evident when reviewing Ben Bernanke’s speech before the Economic Club of New York in March of 2006 where he said,

“I would not interpret the currently very flat yield curve as indicating a significant economic slowdown to come.”

What followed, as we know now, was the worst financial crisis in almost 80 years. This is not meant to be a referendum on Chairman Bernanke or his policies, but rather proves that government officials armed with vast amounts of information have difficulty predicting the future.

Thus, as opposed to focusing on central bank prognostications, we have remained focused on insights from companies such as FedEx, which because of its global reach is often seen as a barometer for world economic health. On a recent conference call the Company’s CFO stated,

“We have lowered our guidance for the year. This guidance assumed weaker economic growth in the Economy than we had expected when we first gave you guidance for FY (Fiscal Year) 2013. We are taking significant actions to reduce costs, improve efficiencies and adjust our networks to match anticipated demand.”

This is eerily similar to a statement made by FedEx on June 18, 2008. During a conference call the CEO stated,

17

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2012

“The economic headwinds of FY '08 are now continuing into our FY '09 which began on June 1st. We will continue to reduce expenses across all segments in FY '09.”

While we do not currently own FedEx in the portfolio (due to valuation and capital intensiveness of the business), recent history suggests that listening carefully to their perspective matters.

Further, when these recent comments are echoed by the likes of Caterpillar’s CEO (who warned of greater global uncertainty, predicting it could take another five years before Europe’s economy begins to grow) and other well-informed corporate leaders, it strengthens our resolve that time has a way of creating opportunities and that during periods of uncertainty investors that can be patient may likely have a competitive advantage.

Managing the Unpredictable vs. Predicting the Unknown
Robert Burns, the 18th Century Scottish poet, describes the risks inherent in prediction in his poem “To a Mouse.”

“But little Mouse, you are not alone,
In proving foresight may be vain:
The best laid schemes of mice and men
Go often awry, And leave us nothing but grief and pain…”

In late August, I was conducting a due diligence call with a former packaging company executive that was familiar with the business I had been researching. This company had completed a large acquisition that had been billed as “transformative,” yet the only transformation that had occurred was from a business with consistent results to one that seemed to chronically underperform. The first and most logical question to be asked was, “What happened...how could they have gotten it so wrong?” His answer, which at first seemed obtuse, upon further reflection contained great insight,

“All it takes to screw up a good business is an Excel spreadsheet.”

In this particular case the management had assumed that they could purchase a business and then meaningfully increase its profitability by reducing spending on research and development and downsizing the sales force. When building out the projections, they showed robust revenue growth for five years and declining expenses…the spreadsheet gave them the ammunition to justify the acquisition. What they overlooked was that if you don’t improve the product you sell and you have less people to sell it, then the likely outcome is that revenues will decline at a rate faster than expenses...a recipe for underperformance.

This is not the first, nor will it be the last, time that these types of mistakes are made, but it does call into question why the investment community remains enamored with companies that provide five year plans with unwavering confidence and deride management teams that often legitimately admit that they can’t predict the future.

As my store of accumulated investment knowledge grows, I have mounting evidence to suggest that focusing on corporate culture and the decision-making mechanisms in place at a company is far more important than opining on a set of earnings projections based upon an unpredictable future. This means that understanding how a company deals with the unpredictable is often far more important than what they are predicting. We focus a great deal on the quality of management teams, making

18

BECK, MACK & OLIVER PARTNERS FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2012

sure their incentives are aligned with us as shareholders and confirming that there is a consistent pattern of intelligently dealing with unforeseen events. Strong and highly functional cultures should win over time (this holds true for companies, families and even sports teams)…and while it pains me to admit this…I would rather invest in the Patriots than the Jets.

Many thanks for your continued support and our best wishes to you and yours for a very Happy and Healthy Holiday Season.

Zachary A. Wydra

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, non-investment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The views in this report were those of the Partners Fund managers as of September 30, 2012 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

19

BECK, MACK & OLIVER PARTNERS FUND
PERFORMANCE CHART AND ANALYSIS
SEPTEMBER 30, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the benchmark, the S&P 500 Index (the "S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.80%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.00%, through July 31, 2013. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

20

BECK, MACK & OLIVER PARTNERS FUND
PORTFOLIO PROFILE
SEPTEMBER 30, 2012

See Notes to Financial Statements.                             21

BECK, MACK & OLIVER PARTNERS FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

Shares	Security Description	Value

Common Stock - 73.0%
Consumer Discretionary - 3.3%
53,950	Lowe's Cos., Inc.	$1,631,448
11,350	The Gap, Inc.	406,103
		2,037,551
Consumer Staples - 1.3%
6,750	Anheuser-Busch InBev NV, ADR	579,892
8,850	Green Mountain Coffee Roasters, Inc. (a)	210,188
		790,080
Energy - 15.1%
40,450	Bristow Group, Inc.	2,044,747
55,150	Encana Corp.	1,208,888
51,200	Noble Corp.	1,831,936
36,100	Plains Exploration & Production Co. (a)	1,352,667
24,650	Schlumberger, Ltd.	1,782,934
51,750	Subsea 7 SA, ADR	1,195,943
		9,417,115
Financials - 27.9%
61,850	Axis Capital Holdings, Ltd.	2,159,802
22,100	Berkshire Hathaway, Inc., Class B (a)	1,949,220
72,750	Brookfield Asset Management, Inc., Class A	2,510,603
29,900	Enstar Group, Ltd. (a)	2,979,535
6,250	Homefed Corp. (a)	174,969
147,950	Leucadia National Corp.	3,365,862
98,600	PICO Holdings, Inc. (a)	2,250,052
16,800	RenaissanceRe Holdings, Ltd.	1,294,272
19,950	U.S. Bancorp	684,285
		17,368,600
Healthcare - 12.8%
30,450	Abbott Laboratories	2,087,652
45,900	Baxter International, Inc.	2,765,934
43,000	Merck & Co., Inc.	1,939,300
13,650	Waters Corp. (a)	1,137,454
		7,930,340
Industrials - 7.0%
43,500	Dover Corp.	2,587,815
31,800	Fluor Corp.	1,789,704
		4,377,519
Information Technology - 4.3%
4,050	International Business Machines Corp.	840,173
84,200	Molex, Inc., Class A	1,828,824
		2,668,997

Shares	Security Description	Value

Telecommunication Services - 1.3%
35,000	Level 3 Communications, Inc. (a)	$803,950

Total Common Stock (Cost $36,257,281)	45,394,152

Total Investments - 73.0% (Cost $36,257,281)*	$45,394,152

Other Assets & Liabilities, Net – 27.0%	16,792,783
Net Assets – 100.0%	$62,186,935

ADR	American Depositary Receipt
(a)	Non-income producing security.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,136,871
Gross Unrealized Depreciation	-
Net Unrealized Appreciation	$9,136,871

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$45,394,152
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$45,394,152

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

There were no transfers between Level 1 and Level 2 for the period ended September 30, 2012.

See Notes to Financial Statements.                             22

BECK, MACK & OLIVER PARTNERS FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012

ASSETS
Total investments, at value (Cost $36,257,281)	$45,394,152
Cash	16,773,197
Receivables:
Fund shares sold	354,070
Dividends and interest	89,834
Prepaid expenses	9,751
Total Assets	62,621,004

LIABILITIES
Payables:
Investment securities purchased	366,001
Fund shares redeemed	6,321
Accrued Liabilities:
Investment adviser fees	23,221
Fund services fees	20,736
Other expenses	17,790
Total Liabilities	434,069

NET ASSETS	$62,186,935

COMPONENTS OF NET ASSETS
Paid-in capital	$50,986,917
Undistributed net investment income	197,721
Accumulated net realized gain	1,865,426
Net unrealized appreciation	9,136,871
NET ASSETS	$62,186,935
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	4,914,724
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$12.65
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.                             23

BECK, MACK & OLIVER PARTNERS FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2012

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $7,555)	$419,141
Interest income	5,752
Total Investment Income	424,893

EXPENSES
Investment adviser fees	254,826
Fund services fees	88,774
Custodian fees	5,437
Registration fees	6,962
Professional fees	16,942
Trustees' fees and expenses	915
Miscellaneous expenses	17,967
Total Expenses	391,823
Fees waived and expenses reimbursed	(136,997)
Net Expenses	254,826

NET INVESTMENT INCOME	170,067

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,498,393
Net change in unrealized appreciation (depreciation) on investments	753,238
NET REALIZED AND UNREALIZED GAIN	2,251,631
INCREASE IN NET ASSETS FROM OPERATIONS	$2,421,698

See Notes to Financial Statements.                             24

BECK, MACK & OLIVER PARTNERS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2012	For the Year Ended March 31, 2012
OPERATIONS
Net investment income	$170,067	$212,919
Net realized gain	1,498,393	3,106,880
Net change in unrealized appreciation (depreciation)	753,238	1,082,709
Increase in Net Assets Resulting from Operations	2,421,698	4,402,508

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(214,984)
Net realized gain	-	(3,472,200)
Total Distributions to Shareholders	-	(3,687,184)

CAPITAL SHARE TRANSACTIONS
Sale of shares	15,365,002	18,699,380
Reinvestment of distributions	-	3,551,842
Redemption of shares	(2,657,571)	(2,391,243)
Redemption fees	830	714
Increase in Net Assets from Capital Share Transactions	12,708,261	19,860,693
Increase in Net Assets	15,129,959	20,576,017

NET ASSETS
Beginning of Period	47,056,976	26,480,959
End of Period (Including line (a))	$62,186,935	$47,056,976

SHARE TRANSACTIONS
Sale of shares	1,264,762	1,627,778
Reinvestment of distributions	-	332,284
Redemption of shares	(218,935)	(204,432)
Increase in Shares	1,045,827	1,755,630

(a) Undistributed net investment income.	$197,721	$27,654

See Notes to Financial Statements.                             25

BECK, MACK & OLIVER PARTNERS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2012		For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	December 1, 2009 (a) through March 31, 2010
NET ASSET VALUE, Beginning of Period	$12.16		$12.53	$10.66	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.04		0.08	0.11	0.03
Net realized and unrealized gain (loss)	0.45		0.95	2.25	0.64
Total from Investment Operations	0.49		1.03	2.36	0.67
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.06)	(0.10)	(0.01)
Net realized gain	—		(1.34)	(0.39)	—
Total Distributions to Shareholders	—		(1.40)	(0.49)	(0.01)
REDEMPTION FEES (b)	—	(c)	— (c)	— (c)	—
NET ASSET VALUE, End of Period	$12.65		$12.16	$12.53	$10.66
TOTAL RETURN	4.03	%(d)	9.82%	22.62%	6.70	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$62,187	$47,057		$26,481	$19,218
Ratios to Average Net Assets:
Net investment income	0.67	%(e)	0.68%	1.03%	0.86	%(e)
Net expense	1.00	%(e)	1.00%	1.00%	1.00	%(e)
Gross expense (f)	1.53	%(e)	1.80%	2.13%	2.56	%(e)
PORTFOLIO TURNOVER RATE	29	%(d)	67%	49%	17	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                             26

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Note 1. Organization

Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Beck, Mack & Oliver Global Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Effective August 1, 2012, Beck Mack & Oliver Global Equity Fund was renamed Beck, Mack & Oliver Global Fund.  Prior to June 24, 2009, Beck, Mack & Oliver Global Fund was named Austin Global Equity Fund.  Beck, Mack & Oliver Partners Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991.  Beck, Mack & Oliver Partners Fund seeks long-term capital appreciation consistent with the preservation of capital.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Shares of open-end mutual funds are valued at net asset value (“NAV”). Interests in private equity funds will generally be subject to fair valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2012, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The volume of open currency positions may vary on a daily basis as Beck, Mack & Oliver Global Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the period ended September 30, 2012, Beck, Mack & Oliver Global Fund entered into an aggregated total notional value of $10,412,742 of forward currency contracts.

The values of each individual forward currency contract outstanding in Beck, Mack & Oliver Global Fund as of September 30, 2012, are disclosed in the table below.

Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(395,561)	Australian Dollar	12/11/12	$385,000	$(22,737)
(394,789)	Australian Dollar	01/22/13	400,000	(5,557)
(1,008,200)	Canadian Dollar	10/10/12	1,000,000	(25,309)
(2,064,200)	Canadian Dollar	12/12/12	2,000,000	(96,141)
(1,843,740)	Canadian Dollar	01/24/13	1,800,000	(70,328)
(1,100,000)	Canadian Dollar	02/25/13	1,103,310	(11,696)
(513,535)	Swiss Franc	11/16/12	550,000	3,483
513,535	Swiss Franc	11/16/12	(535,714)	10,803
(739,007)	Pounds Sterling	03/20/13	1,200,000	7,300
(4,769,500,000)	Indonesian Rupiah	11/09/12	500,000	4,311
(989,030,000)	Indonesian Rupiah	11/23/12	100,000	(2,557)
(3,055,500,000)	Indonesian Rupiah	01/23/13	315,000	757
(1,739,400)	Norwegian Krone	10/02/12	300,000	(3,619)
				$(211,290)

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

The values of each individual purchased option outstanding as of September 30, 2012, are disclosed in Beck, Mack & Oliver Global Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as Beck, Mack & Oliver Global Fund transacts purchased options in order to achieve the exposure desired by the adviser. Beck, Mack & Oliver Global Fund entered into a total value of $13,100 on purchased options during the period ended September 30, 2012.

Derivatives Transactions - Beck, Mack & Oliver Global Fund’s use of derivatives during the period ended September 30, 2012, was limited to purchased options and forward currency contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on Beck, Mack & Oliver Global Fund.

The location on the Statement of Assets and Liabilities of Beck, Mack & Oliver Global Fund’s derivative positions by type of exposure is as follows:

	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Contract Type/ Primary Risk Exposure

Forward Currency Contracts	Unrealized gain on forward currency contracts	$26,654	Unrealized loss on forward currency contracts	$237,944

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended September 30, 2012, by Beck, Mack & Oliver Global Fund are recorded in the following locations on the Statement of Operations:

	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Contract Type/Primary Risk Exposure

Purchased Options	Realized gain (loss) – Investments in unaffiliated issuers and Net Change in Unrealized Appreciation (Depreciation) on – Investments in unaffiliated issuers	$(40,375)	$(2,900)

Forward Currency Contracts	Realized gain (loss) – Foreign currency transactions and Net Change in Unrealized Appreciation (Depreciation) on – Foreign currency translations	(88,958)	(88,108)

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.50% and 1.00% of the average daily net assets of Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.25% and 1.00% of average daily net assets through July 31, 2013 of Beck, Mack & Oliver Global Fund and Beck, Mack & Oliver Partners Fund, respectively. For the period ended September 30, 2012, fees waived were as follows:

Investment Adviser Fees Waived
Beck, Mack & Oliver Global Fund	$284,577
Beck, Mack & Oliver Partners Fund	136,997

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2012, were as follows:

	Purchases	Sales
Beck, Mack & Oliver Global Fund	$20,937,989	$33,400,539
Beck, Mack & Oliver Partners Fund	19,521,444	12,278,661

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years as noted were characterized for tax purposes as follows:

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

	Ordinary Income	Long Term Capital Gain	Total
Beck, Mack & Oliver Global Fund
2012	$3,118,891	$130,358	$3,249,249
2011	1,183,670	-	1,183,670
Beck, Mack & Oliver Partners Fund
2012	929,383	2,757,801	3,687,184
2011	361,813	597,342	959,155

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, currency contracts, real estate investment trusts and investments in passive foreign investment companies in Beck, Mack & Oliver Global Fund and wash sales in Beck, Mack & Oliver Partners Fund.

As of March 31, 2012, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Beck, Mack & Oliver Global Fund	$-	$3,042,590	$-	$8,144,392	$11,186,982
Beck, Mack & Oliver Partners Fund	523,799	81,021	-	8,173,500	8,778,320

Note 7. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and has determined that it did not have a significant impact on the reporting of the financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

BECK, MACK & OLIVER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2012

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012, through September 30, 2012.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

BECK, MACK & OLIVER FUNDS
ADDITIONAL INFORMATION
SEPTEMBER 30, 2012

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period *	Annualized Expense Ratio *
Beck, Mack & Oliver Global Fund
Actual	$1,000.00	$1,022.77	$6.34	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Beck, Mack & Oliver Partners Fund
Actual	$1,000.00	$1,040.30	$5.11	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%

*
Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

PAYSON TOTAL RETURN FUND
TABLE OF CONTENTS
SEPTEMBER 30, 2012

A Message to Our Shareholders	1
Schedule of Investments	3
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Additional Information	13

IMPORTANT INFORMATION

The views in this report were those of the Payson Total Return Fund’s (the “Fund”) adviser, H.M. Payson & Co. as of September 30, 2012, and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. Holdings and allocations are subject to risks and to change. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include debt securities risk, exchanged-traded risk, interest rate risk, credit risk, liquidity risk, inflation-indexed security risk, government securities risk and value investment risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

The Fund’s benchmark, the S&P 500® Index, is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

PAYSON TOTAL RETURN FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2012

Dear Payson Total Return Fund Shareholder,

Following a strong performance in the first calendar quarter of 2012, stocks moved considerably lower during April and May. Renewed worries about the financial stability of the European Community, as well as increasing concern over future economic growth in the U.S. and the rest of the world weighed heavily on the market. U.S. stocks, as measured by the S&P 500 Index (the “Index”), declined approximately 9% from April 1 through June 1. This decline set the stage for an impressive rally that saw the market seemingly climb a wall of worry, with the Index rising approximately 13% from June 1 through the end of September.

The Payson Total Return Fund (the “Fund”) provided a total return of 0.10% for the six months ended September 30, 2012, compared to a total return of 3.42% for the Index. The Fund’s annualized three and five year returns were 13.12% and 2.07%, as compared to the Index’s three and five year annualized returns of 13.20% and 1.05%.

For a longer term perspective, the Fund’s one-year, five-year and ten-year average annual total returns for the period ended September 30, 2012 were 25.89%, 2.07%, and 6.49%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual gross operating expense ratio is 1.15%. For the most recent month end performance, please call (800) 805-8258. Total returns include reinvestment of dividends and capital gains. For the period reported, some of the Fund’s fees were waived or expenses reimbursed, otherwise total return would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

During the six months ended September 30, 2012, we maintained the Fund’s portfolio with a modest over weighting in the industrial, energy, and technology sectors, while avoiding investments in the basic materials, telecommunications, and utilities sectors. The telecommunications sector was the best performing sector in the Index, so the Fund’s lack of investments in this sector was a detractor in the performance of the Fund relative to the Index. The worst performing stocks in the Fund’s portfolio for the six months were Pep Boys (-38%), Hewlett-Packard (-24%), Transocean (-22%), Cummins (-22%), and Avon Products (-20%). The best performing stocks in the Fund portfolio for the six months were McGraw-Hill (+23%), Accenture (+21%), Wal-Mart (+19%), ABB (+18%), and Travelers (+17%). Returns shown are the full six month total return if the stock was held for the entire period in the Fund portfolio, or if the stock was held for less than the entire period, then the total return from the stock while held in the Fund portfolio is shown.

The financial crisis of 2008-2009 sent stock prices into a near free fall that reached bottom on March 9, 2009. Since that date and through the end of September 2012, the Index and the Fund have produced cumulative total returns of 130% and 141%, respectively. With the market recovering so strongly since the financial crisis, we expect returns going forward will be much more difficult to generate. While we are modest with our expectations, we believe stock returns will exceed what we might reasonably expect from other asset classes (bonds and cash), so we continue to keep the Fund close to fully invested in equities.

1

PAYSON TOTAL RETURN FUND
A MESSAGE TO OUR SHAREHOLDERS
SEPTEMBER 30, 2012

While we favor equities, we are concerned that profit margins, now at or near all time highs, will contract and produce a strong head wind for stock returns. To mitigate the risk of a decline in profit margins, we have been and will continue to emphasize companies with strong competitive positions in industries where profitability tends to be more stable and predictable. Similarly, we believe investors in the pursuit of current income have driven the price of many of the highest yielding stocks in the Index to unreasonable levels. While we prefer companies that pay strong dividends, we will avoid high yield stocks unless our analysis shows the dividend is supported by a strong and growing free cash flow.

As always, we thank you for your continued investment in the Payson Total Return Fund and confidence in H.M. Payson.

2

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

AFA
Shares	Security Description	Value

Common Stock - 94.3%
Consumer Discretionary - 9.7%
38,100	Hasbro, Inc.	$1,454,277
20,520	McDonald's Corp.	1,882,710
20,111	The McGraw-Hill Cos., Inc.	1,097,859
24,788	TJX Cos., Inc.	1,110,255
		5,545,101
Consumer Staples - 11.8%
32,235	Molson Coors Brewing Co., Class B	1,452,187
23,020	PepsiCo, Inc.	1,629,125
35,000	St. Jude Medical, Inc.	1,474,550
19,850	The Procter & Gamble Co.	1,376,796
11,000	Wal-Mart Stores, Inc.	811,800
		6,744,458
Energy - 12.0%
31,330	BP PLC, ADR	1,327,139
22,585	ConocoPhillips	1,291,410
21,110	Exxon Mobil Corp.	1,930,509
33,600	The Williams Cos., Inc.	1,174,992
66,678	WPX Energy, Inc. (a)	1,106,188
		6,830,238
Financial - 13.3%
34,700	Aflac, Inc.	1,661,436
21,490	American Express Co.	1,221,921
54,700	American International Group, Inc. (a)	1,793,613
18,300	Berkshire Hathaway, Inc., Class B (a)	1,614,060
17,110	JPMorgan Chase & Co.	692,613
18,000	Wells Fargo & Co.	621,540
		7,605,183
Health Care - 10.7%
27,284	Abbott Laboratories	1,870,591
13,918	Johnson & Johnson	959,089
45,725	Sanofi-Aventis SA, ADR	1,968,919
31,500	Teva Pharmaceutical Industries, Ltd., ADR	1,304,415
		6,103,014
Industrials - 18.1%
65,100	ABB, Ltd., ADR	1,217,370
76,325	CSX Corp.	1,583,744
19,125	Cummins, Inc.	1,763,516
27,915	General Dynamics Corp.	1,845,740
31,901	Iron Mountain, Inc.	1,088,143
19,300	Parker Hannafin Corp.	1,613,094
15,865	United Technologies Corp.	1,242,071
		10,353,678

AFA
Shares	Security Description	Value

Technology - 18.7%
19,000	Accenture PLC, Class A	$1,330,570
3,778	Apple, Inc.	2,520,908
23,961	Harris Corp.	1,227,283
73,700	Intel Corp.	1,671,516
69,700	Microsoft Corp.	2,075,666
249,000	Xerox Corp.	1,827,660
		10,653,603

Total Common Stock (Cost $45,928,941)	53,835,275

Investment Companies - 2.6%
36,193	Vanguard MSCI Emerging Markets ETF (Cost $1,426,745)	1,511,058

Total Investments - 96.9% (Cost $47,355,686)*	$55,346,333
Other Assets & Liabilities, Net – 3.1%	1,759,347
Net Assets – 100.0%	$57,105,680

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company
(a)	Non-income producing security.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$8,128,041
Gross Unrealized Depreciation	(137,394)
Net Unrealized Appreciation	$7,990,647

See Notes to Financial Statements.                                       3

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2012

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$55,346,333
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$55,346,333

The Level 1 inputs displayed in this table are Common Stock and Investment Companies. Refer to the Schedule of Investments for a further breakout of each security by type.

There were no transfers between Level 1 and Level 2 for the period ended September 30, 2012.

APORTFOLIO HOLDINGS
% of Total Investments

Consumer Discretionary	10.0%
Consumer Staples	12.2%
Energy	12.3%
Financial	13.8%
Health Care	11.0%
Industrials	18.7%
Technology	19.3%
Investment Companies	2.7%
100.0%

See Notes to Financial Statements.                                       4

PAYSON TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2012

ASSETS
Total investments, at value (Cost $47,355,686)	$55,346,333
Cash	1,876,140
Receivables:
Dividends and interest	36,294
Prepaid expenses	16,714
Total Assets	57,275,481

LIABILITIES
Payables:
Fund shares redeemed	3,321
Distributions payable	104,273
Accrued Liabilities:
Investment adviser fees	28,091
Fund services fees	14,696
Other expenses	19,420
Total Liabilities	169,801

NET ASSETS	$57,105,680

COMPONENTS OF NET ASSETS
Paid-in capital	$45,440,651
Distributions in excess of net investment income	(3,271)
Accumulated net realized gain	3,677,653
Net unrealized appreciation	7,990,647
NET ASSETS	$57,105,680
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,969,537
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.39

See Notes to Financial Statements.                                      5

PAYSON TOTAL RETURN FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2012

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $10,010)	$645,003
Interest income	623
Total Investment Income	645,626

EXPENSES
Investment adviser fees	161,786
Fund services fees	88,009
Custodian fees	2,750
Registration fees	5,974
Professional fees	18,140
Trustees' fees and expenses	957
Miscellaneous expenses	13,658
Total Expenses	291,274

NET INVESTMENT INCOME	354,352

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,612,924
Net change in unrealized appreciation (depreciation) on investments	(1,826,689)
NET REALIZED AND UNREALIZED LOSS	(213,765)
INCREASE IN NET ASSETS FROM OPERATIONS	$140,587

See Notes to Financial Statements.                                      6

PAYSON TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2012	For the Year Ended March 31, 2012
OPERATIONS
Net investment income	$354,352	$692,226
Net realized gain	1,612,924	2,058,413
Net change in unrealized appreciation (depreciation)	(1,826,689)	2,766,131
Increase in Net Assets Resulting from Operations	140,587	5,516,770

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(359,330)	(673,881)
Net realized gain	-	(2,688,807)
Total Distributions to Shareholders	(359,330)	(3,362,688)

CAPITAL SHARE TRANSACTIONS
Sale of shares	4,670,811	8,734,645
Reinvestment of distributions	138,523	2,920,214
Redemption of shares	(2,227,749)	(6,051,356)
Increase in Net Assets from Capital Share Transactions	2,581,585	5,603,503
Increase in Net Assets	2,362,842	7,757,585

NET ASSETS
Beginning of Period	54,742,838	46,985,253
End of Period (Including line (a))	$57,105,680	$54,742,838

SHARE TRANSACTIONS
Sale of shares	336,751	645,702
Reinvestment of distributions	9,904	230,729
Redemption of shares	(159,674)	(449,955)
Increase in Shares	186,981	426,476

(a) Undistributed (distributions in excess of) net investment income.	$(3,271)	$1,707

See Notes to Financial Statements.                                      7

PAYSON TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

For the Six Months Ended	For the Years Ended March 31,
September 30, 2012	2012	2011	2010	2009	2008
NET ASSET VALUE,
Beginning of Period	$14.47	$14.00	$12.48	$7.59	$12.48	$13.57
INVESTMENT OPERATIONS
Net investment income (a)	0.09	0.20	0.13	0.09	0.10	0.11
Net realized and unrealized
gain (loss)	(0.08)	1.25	1.52	4.87	(4.82)	(0.76)
Total from Investment Operations	0.01	1.45	1.65	4.96	(4.72)	(0.65)
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.09)	(0.19)	(0.13)	(0.07)	(0.10)	(0.12)
Net realized gain	—	(0.79)	—	—	(0.07)	(0.32)
Total Distributions to Shareholders	(0.09)	(0.98)	(0.13)	(0.07)	(0.17)	(0.44)
NET ASSET VALUE,
End of Period	$14.39	$14.47	$14.00	$12.48	$7.59	$12.48
TOTAL RETURN	0.10	%(b)	11.35%	13.33%	65.44%	(38.05)%	(5.06)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$57,106	$54,743	$46,985	$37,608	$16,011	$27,577
Ratios to Average Net Assets:
Net investment income	1.31	%(c)	1.45%	1.08%	0.83%	0.94%	0.80%
Net expense	1.08	%(c)	1.15%	1.28%	1.59%	1.77%	1.46%
Gross expense	1.08	%(c)	1.15%	1.29	%(d)	1.61	%(d)	1.78	%(d)	1.46%
PORTFOLIO TURNOVER RATE	53	%(b)	101%	72%	79%	109%	57%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                       8

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ

9

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2012, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

10

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2012, were $29,121,640 and $28,085,232, respectively.

11

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2012

Note 5. Federal Income Tax and Investment Transactions

As of March 31, 2012, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$185,062
Undistributed Long-Term Gain	2,064,729
Unrealized Appreciation	9,817,336
Other Temporary Differences	(183,355)
Total	$11,883,772

 The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions payable that are deductible when paid for tax purposes.

Note 6. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and has determined that it did not have a significant impact on the reporting of the financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on the Fund’s financial statements.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

12

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2012

Investment Advisory Agreement Approval

At the June 15, 2012 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the performance of the Fund compared to its benchmark; (4) the advisory fee and the total expense ratio of the Fund compared to relevant peer groups of funds; (5) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (6) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In connection with a presentation from a senior representative of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s annualized performance over the 1-year, 3-year, 5-year and 10-year periods ended May 31, 2012, noting that the Fund had outperformed its benchmark over the annualized 3-year, 5-year and 10-year periods. Considering, among other factors, the Fund’s performance during those periods, the Board concluded that the Fund’s performance was reasonable relative to its benchmark and that the Fund and its shareholders could benefit from the Adviser’s management of the Fund.

13

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2012

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates and total expenses of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate of the Fund was lower than the median of the Fund’s Lipper Inc. peer group, and that its total expense ratio was also lower than its Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services it provides to the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that the Adviser does not expect to receive any kind of benefit or compensation from its relationship with the Fund, other than its contractual advisory fees. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website

14

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION
SEPTEMBER 30, 2012

at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012, through September 30, 2012.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2012	September 30, 2012	Period*	Ratio*
Actual	$1,000.00	$1,001.03	$5.42	1.08%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.65	$5.47	1.08%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

15

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                       Forum Funds

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date           11/26/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date           11/26/12

By           /s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date           11/26/12